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EXECUTIVE COMPENSATION

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

BUNGE LIMITED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Notice of Annual General Meeting

of Shareholders and

2016 Proxy Statement

April 15, 2016

Bunge Limited 50 Main Street White Plains, New York 10606 U.S.A.

April 15, 2016

Dear Shareholder:

You are cordially invited to attend our Annual General Meeting of Shareholders, which will be held on Wednesday, May 25, 2016 at 10:00 a.m., Eastern Time, at the Sofitel Hotel, 45 West 44th Street, in New York City. The proxy statement contains important information about the Annual General Meeting, the proposals we will consider and how you can vote your shares.

Over the past year, despite significant challenges in our markets, we continued to execute on our strategy to unlock greater value today, while building a solid foundation for future growth and consistent performance. We are making solid progress on the implementation of our strategic initiatives and will continue to strengthen our global business to create sustainable, long-term value for our shareholders. As we go about this, a key priority of our Board and management is ensuring robust outreach and engagement with our shareholders on the topics that matter most to them. We view our proxy statement as an important piece of our shareholder communications program. We encourage you to carefully review the information in the proxy statement as well as our annual report.

Your vote is very important to us. We encourage you to vote as soon as possible, regardless of whether you will attend the Annual General Meeting. This will help us ensure that your vote is represented at the Annual General Meeting.

As we look ahead, we are excited about the tremendous value creation opportunities in front of us as our dedicated management team continues to execute on our business strategy. On behalf of the Board of Directors and the management of Bunge, I extend our appreciation for your investment in Bunge. We look forward to seeing you at the Annual General Meeting.

L. Patrick Lupo Chairman of the Board of Directors

Bunge Limited 50 Main Street White Plains, New York 10606

NOTICE OF
ANNUAL GENERAL MEETING OF SHAREHOLDERS

Bunge Limited's 2016 Annual General Meeting of Shareholders will be held on May 25, 2016 at 10:00 a.m., Eastern Time, at the Sofitel Hotel, 45 West 44th Street, in New York City. At the Annual General Meeting, we will discuss and you will vote on the following proposals:

  •
  Proposal 1 — the adoption of an amendment to our bye-laws to declassify our Board of Directors;
  •
  Proposal 2 — the election of the four directors named in the proxy statement to our Board of Directors;
  •
  Proposal 3 — the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending December 31, 2016 and the authorization of the Audit Committee of the Board of Directors to determine the independent auditors' fees;
  •
  Proposal 4 — the approval of a non-binding advisory vote on the compensation of our named executive officers; and
  •
  Proposal 5 — the approval of the Bunge Limited 2016 Equity Incentive Plan.

Shareholders will also consider and act on such other matters as may properly come before the meeting or any adjournments or postponements thereof.

We will also present at the Annual General Meeting the consolidated financial statements and independent auditors' reports for the fiscal year ended December 31, 2015, copies of which can be found in our 2015 Annual Report that accompanies this notice.

March 30, 2016 is the record date for determining which shareholders are entitled to notice of, and to vote at, the Annual General Meeting and at any subsequent adjournments or postponements. The share register will not be closed between the record date and the date of the Annual General Meeting. You will be required to bring certain documents with you to be admitted to the Annual General Meeting. Please read carefully the sections in the proxy statement on attending and voting at the Annual General Meeting to ensure that you comply with these requirements.

Your vote is very important. Whether or not you plan to attend the Annual General Meeting in person, please promptly vote by mail, Internet or telephone so that your shares will be represented at the Annual General Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting to be held on May 25, 2016: Our 2016 Proxy Statement is available at www.bunge.com/2016proxy.pdf and our 2015 Annual Report is available at www.bunge.com/2015AR.pdf.

By order of the Board of Directors.

April 15, 2016	Carla L. Heiss Secretary

i

ii

PROXY STATEMENT SUMMARY

This summary highlights certain information contained in this proxy statement. As it is only a summary, please review the entire proxy statement before voting.

Annual General Meeting Information

• Time and Date:	Wednesday, May 25, 2016, at 10:00 a.m. Eastern Time.
• Location:	Sofitel Hotel, 45 West 44th Street, New York, NY 10036.
• Record Date:	Shareholders of record as of the close of business on March 30, 2016 are entitled to vote.
• Voting:	Each outstanding common share is entitled to one vote. You may vote by telephone, internet, mail or by attending the Annual General Meeting. Please see "How Do I Vote?" on page 7.
• Attendance:	To be admitted, please follow the instructions contained in "How do I attend the Annual General Meeting?" on page 6.

Proposals and Voting Recommendations

Proposal		Board's Voting Recommendation	Vote Required For Approval	Page References (for more detail)

Proposal 1.	Amendment to Bye-laws to Declassify the Board of Directors	FOR	66% OF SHARES OUTSTANDING	19
Proposal 2.	Election of Directors	FOR EACH NOMINEE	MAJORITY OF VOTES CAST	21
Proposal 3.	Appointment of Independent Auditors	FOR	MAJORITY OF VOTES CAST	76
Proposal 4.	Advisory Vote to Approve Named Executive Officer Compensation	FOR	MAJORITY OF VOTES CAST	78
Proposal 5.	Approval of the Bunge Limited 2016 Equity Incentive Plan	FOR	MAJORITY OF VOTES CAST	79

Director Nominees

The Board of Directors has nominated the four directors named below for election at the Annual General Meeting and recommends FOR the election of each director nominee. Each nominee is currently a director of the Company. The following table provides summary information about each nominee. (See "Election of Directors" for additional information regarding the nominees.)

Name	Independent	Audit	Compensation	FRPC	CGNC	SCRC

Paul Cornet de Ways-Ruart Director since 2015	✓	✓		✓		✓
William Engels Director since 2001	✓	✓		✓		✓
L. Patrick Lupo* Director since 2006	✓		✓		✓(C)
Soren Schroder** Director since 2013

(1)
✓ = Member                          (C) = Chair                          (*) = Board Chairman                           (**) = Chief Executive Officer
(2)
Audit: Audit Committee        Compensation: Compensation Committee                FRPC: Finance and Risk Policy Committee
(3)
CGNC: Corporate Governance and Nominations Committee                SCRC: Sustainability and Corporate Responsibility Committee

Corporate Governance Highlights

Our commitment to good corporate governance practices includes the following:

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  Separate Chairman and CEO.
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  Implementing declassification of the Board, subject to shareholder approval at the Annual General Meeting.
  •
  Ten out of 11 independent Board members
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  Independent Board committees.
  •
  Risk oversight by full Board and committees
  •
  Board commitment to sustainability and corporate citizenship.
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  Majority voting for directors in uncontested elections.
  •
  Independent directors meet regularly in executive sessions.
  •
  Six of 11 directors with less than five years of Board service.
  •
  Diverse and international Board with extensive executive leadership, financial and operational expertise.
  •
  Annual Board review of Company strategy.
  •
  Rigorous stock ownership guidelines for directors and executive officers.
  •
  Comprehensive annual Board and committee self-assessments.
  •
  Robust investor outreach program
  •
  Board takes active role in management succession planning.

2015 Financial Highlights

2015 was a year of solid performance amid industry headwinds for Bunge.

CAPITAL RETURNED TO SHAREHOLDERS IN 2015	TOTAL SEGMENT EBIT, ADJUSTED (US$)(1)

(1)
Total segment earnings before interest and taxes ("EBIT") is a non-GAAP financial measure. A reconciliation to the most directly comparable U.S. GAAP financial measure can be found in Appendix D to this proxy statement.

Executive Compensation Highlights

Bunge's executive compensation philosophy is built upon a strong foundation of linking pay with performance and is structured to:

A strong relationship exists in both the short- and long-term between CEO pay and Company performance. Over the prior three years, CEO pay has been consistently and directionally aligned with Bunge's year-over-year financial performance1:

1
Net Income and Diluted Earnings Per Share results are unadjusted and as reported in the Company's financial statements. RONA is a non-GAAP financial measure. See Appendix D for further information regarding non-GAAP financial measures. CEO Pay is as reported in the Summary Compensation Table on page 57 of this proxy statement less the Change in Pension Value & Non-Qualified Deferred Compensation Earnings.

INFORMATION ABOUT THIS PROXY STATEMENT AND THE ANNUAL GENERAL MEETING

Questions and Answers about Voting Your Common Shares

Why did I receive this Proxy Statement?

Bunge Limited ("Bunge" or the "Company") has furnished these proxy materials to you because Bunge's Board of Directors is soliciting your proxy to vote at the Annual General Meeting of Shareholders on May 25, 2016 (the "Annual General Meeting"). This proxy statement contains information about the items being voted on at the Annual General Meeting and important information about Bunge. Bunge's 2015 Annual Report, which includes Bunge's 2015 Annual Report on Form 10-K, is also being furnished together with this proxy statement. If you received printed versions of these materials by mail, these materials also include the proxy card or voting instruction form for the Annual General Meeting. Bunge is making its proxy materials first available to shareholders on or about April 15, 2016.

Bunge has sent these materials to each person who is registered as a holder of its common shares in its register of shareholders (such owners are often referred to as "holders of record" or "registered holders") as of the close of business on March 30, 2016, the record date for the Annual General Meeting.

Bunge has requested that banks, brokerage firms and other nominees who hold Bunge common shares on behalf of the owners of the common shares (such owners are often referred to as "beneficial shareholders" or "street name holders") as of the close of business on March 30, 2016 forward either a Notice (defined below) or a printed copy of these materials, together with a proxy card or voting instruction form, to those beneficial shareholders. Bunge has agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for forwarding these materials.

Finally, Bunge has provided for these materials to be sent to persons who have interests in Bunge common shares through participation in the Company share funds of the Bunge Retirement Savings Plan, the Bunge Savings Plan and the Bunge Savings Plan—Supplement A. Although these persons are not eligible to vote directly at the Annual General Meeting, they may, however, instruct the trustees of the plans on how to vote the common shares represented by their interests. The enclosed proxy card will also serve as voting instructions for the trustees of the plans. If you do not provide voting instructions for shares held for you in any of these plans, the trustees will vote these shares in the same ratio as the shares for which voting instructions are provided.

Shareholders who owned our common shares as of the close of business on the record date for the Annual General Meeting are entitled to attend and vote at the Annual General Meeting and adjournments or postponements of the Annual General Meeting. A poll will be taken on each proposal to be put to the Annual General Meeting.

What is Notice and Access and why did Bunge elect to use it?

As permitted by regulations of the Securities and Exchange Commission, Notice and Access provides companies with the ability to make proxy materials available to shareholders electronically via the Internet. Bunge has elected to provide many of our shareholders with a Notice of Internet Availability of Proxy Materials

("Notice") instead of receiving a full set of printed proxy materials in the mail. The Notice is a document that provides instructions regarding how to:

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view our proxy materials on the Internet;

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vote your shares; and

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request printed copies of these materials, including the proxy card or voting instruction form.

On or about April 15, 2016, we began mailing the Notice to certain beneficial shareholders and posted our proxy materials on the website referenced in the Notice. See "Notice of Internet Availability of Proxy Materials" in this proxy statement for more information about where to view our proxy materials on the Internet.

As more fully described in the Notice, shareholders who received the Notice may choose to access our proxy materials on the website referenced in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The selected delivery choice will remain in effect until changed by the shareholder. If you have previously elected to receive our proxy materials electronically, you will continue to receive access to those materials by email unless you elect otherwise.

How many votes do I have?

Every holder of a common share will be entitled to one vote per share for the election of each director and to one vote per share on each other matter presented at the Annual General Meeting. On March 30, 2016, there were 139,959,053 common shares issued and outstanding and entitled to vote at the Annual General Meeting.

What proposals are being presented at the Annual General Meeting?

Shareholders are being asked to vote on the following matters at the Annual General Meeting:

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Proposal 1 — adoption of an amendment to our bye-laws to declassify the Board of Directors;

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Proposal 2 — election of four directors named in this proxy statement;

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Proposal 3 — the appointment of Deloitte & Touche LLP as our independent auditors and authorization of the Audit Committee of the Board to determine the auditors' fees;

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Proposal 4 — the approval of a non-binding advisory vote on the compensation of our named executive officers; and

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Proposal 5 — the approval of the Bunge Limited 2016 Equity Incentive Plan.

Other than the matters set forth in this proxy statement and matters incidental to the conduct of the Annual General Meeting, Bunge does not know of any business or proposals to be considered at the Annual General Meeting. If any other business is proposed and properly presented at the Annual General Meeting, the proxies received from our shareholders give the proxy holders the authority to vote on the matter at their discretion.

How do I attend the Annual General Meeting?

For admission to the Annual General Meeting, shareholders of record should bring the admission ticket attached to the enclosed proxy card, as well as a form of photo identification, to the shareholders' check-in area, where their ownership will be verified. Those who have beneficial ownership of common shares held by a bank, brokerage firm or other nominee must bring account statements or letters from their banks or brokers showing that they own Bunge common shares, together with a form of photo identification. Registration will begin at 9:00 a.m., EDT, and the Annual General Meeting will begin at 10:00 a.m., EDT.

How do I vote?

You can exercise your vote in the following ways:

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By Telephone or the Internet:  If you are a shareholder of record, you may appoint your proxy by telephone, or electronically through the Internet, by following the instructions on your proxy card. If you are a beneficial shareholder, please follow the instructions on your Notice or voting instruction form.

•
By Mail:  If you are a shareholder of record, you can appoint your proxy by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid envelope. If you are a beneficial shareholder and received or requested printed copies of the proxy materials, you can vote by following the instructions on your voting instruction form.

•
At the Annual General Meeting:  If you are planning to attend the Annual General Meeting and wish to vote your common shares in person, we will give you a ballot at the meeting. Shareholders who own their common shares in street name are not able to vote at the Annual General Meeting unless they have a proxy, executed in their favor, from the holder of record of their shares. You must bring this additional proxy to the Annual General Meeting.

Your vote is very important. Even if you plan to be present at the Annual General Meeting, we encourage you to vote as soon as possible.

What if I return my proxy card but do not mark it to show how I am voting?

If you sign and return your proxy card or voting instruction form but do not indicate instructions for voting, your common shares will be voted "FOR" each of proposals 1, 2, 3, 4 and 5. With respect to any other matter which may properly come before the Annual General Meeting, your common shares will be voted at the discretion of the proxy holders.

May I change or revoke my proxy?

You may change or revoke your proxy at any time before it is exercised in one of four ways:

•
Notify our Secretary in writing at the address provided below before the Annual General Meeting that you are revoking your proxy;

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Use the telephone or the Internet to change your proxy;

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Submit another proxy card (or voting instruction form if you hold your common shares in street name) with a later date; or

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If you are a holder of record, or a beneficial holder with a proxy from the holder of record, vote in person at the Annual General Meeting.

You may not revoke a proxy simply by attending the Annual General Meeting. To revoke a proxy, you must take one of the actions described above. Any written notice of revocation must be sent to the attention of our Secretary at 50 Main Street, White Plains, New York 10606, U.S.A., or by facsimile to (914) 684-3497.

What does it mean if I receive more than one Notice or set of proxy materials?

It means that you have multiple accounts at the transfer agent and/or with banks and stock brokers. Please vote all of your common shares. Beneficial shareholders sharing an address who are receiving multiple Notices or copies of proxy materials will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all shareholders at the shared address in the future. In addition, if you are the beneficial owner, but not the record holder, of Bunge's common shares, your broker, bank or other nominee may deliver only one copy of the Notice or proxy materials to multiple shareholders who share an address unless that nominee has received contrary instructions from one or more of the shareholders. Bunge will deliver promptly, upon written or oral request, a separate copy of the Notice, proxy statement or 2015 Annual Report to a shareholder at a shared address to which a single copy of the documents was delivered. Shareholders who wish to receive a separate copy of these documents should submit their request to Bunge's Investor Relations department by telephone at (914) 684-2800 or by submitting a written request to 50 Main Street, White Plains, New York 10606, U.S.A., Attention: Investor Relations.

Can I receive future proxy materials electronically?

Shareholders can help us conserve natural resources and reduce the cost of printing and mailing proxy statements and annual reports by opting to receive future mailings electronically. To enroll, please visit our website at www.bunge.com, click on the "Investors—Shareholder Info & Services—Electronic Delivery Enrollment" links and follow the instructions provided.

What constitutes a quorum?

The presence at the start of the Annual General Meeting of at least two persons representing, in person or by proxy, more than one-half of our outstanding common shares will constitute a quorum for the transaction of business.

What vote is required in order to approve each proposal?

The proposal to approve an amendment to our bye-laws to declassify our Board of Directors (Proposal 1) requires the affirmative vote of not less than 66% of the outstanding common shares.

The affirmative vote of a majority of the votes cast is required to elect each of the nominees for director (Proposal 2). As this is an uncontested election, any nominee for director who receives a greater number of votes "against" his or her election than votes "for" such election will not be elected to the Board and the position on the Board that would have been filled by the director nominee will become vacant.

The affirmative vote of a majority of the votes cast is also required to approve each of the other proposals described in this proxy statement.

Proposal 4, the non-binding proposal to approve the compensation of our named executive officers, is an advisory vote only and, as discussed in more detail in "Proposal 4—Advisory Vote to Approve Named Executive Officer Compensation," the voting result is not binding on us. However, although the advisory vote on Proposal 4 is non-binding, our Board will review the results of the vote and will take them into account in considering the compensation of our executive officers.

Pursuant to Bermuda law, (i) common shares which are represented by "broker non-votes" (i.e., common shares held by brokers which are represented at the Annual General Meeting but with respect to which the broker is not empowered to vote on a particular proposal) and (ii) common shares represented at the Annual General Meeting which abstain from voting on any matter, are not included in the determination of the common shares voting on such matter, but are counted for quorum purposes.

Under the rules of the New York Stock Exchange ("NYSE"), if you do not submit specific voting instructions to your broker, your broker will not have the ability to vote your common shares in connection with Proposals 1, 2, 4 and 5. Accordingly, if your common shares are held in street name and you do not submit voting instructions to your broker, your common shares will be treated as broker non-votes for these proposals.

How will voting on any other business be conducted?

Other than the matters set forth in this proxy statement and matters incident to the conduct of the Annual General Meeting, we do not know of any business or proposals to be considered at the Annual General Meeting. If any other business is properly proposed and presented at the Annual General Meeting, the proxies received from our shareholders give the proxy holders the authority to vote on the matter at the discretion of the proxy holders.

Who will count the votes?

Broadridge will act as the inspector of election and will tabulate the votes.

Deadline for Appointment of Proxies by Telephone or the Internet or Returning Your Proxy Card

Bunge shareholders should complete and return the proxy card as soon as possible. To be valid, your proxy card must be completed in accordance with the instructions on it and received by us no later than 11:59 p.m., EDT, on May 24, 2016. If you appoint your proxy by telephone or the Internet, we must receive your appointment no later than 11:59 p.m., EDT, on May 24, 2016. If you participate in the Bunge share funds of the Bunge Retirement Savings Plan, the Bunge Savings Plan or the Bunge Savings Plan — Supplement A, you must also submit your voting instructions by this deadline in order to allow the plan trustees time to receive your voting instructions and vote on behalf of the plans. If your common shares are held in street name and you are voting by mail, you should return your voting instruction form in accordance with the instructions on that form or as provided by the bank, brokerage firm or other nominee who holds Bunge common shares on your behalf.

Solicitation of Proxies

We will bear the cost of the solicitation of proxies, including the preparation, printing and mailing of proxy materials and the Notice. We will furnish copies of these proxy materials to banks, brokers, fiduciaries and custodians holding shares in their names on behalf of beneficial owners so that they may forward these proxy materials to our beneficial owners.

We have retained Innisfree M&A Incorporated to assist us in the distribution of the proxy materials and to act as proxy solicitor for the Annual General Meeting for a fee of $12,500 plus reasonable out-of-pocket expenses. In addition, we may supplement the original solicitation of proxies by mail with solicitation by telephone, telegram and other means by our directors, officers and/or other employees. We will not pay any additional compensation to these individuals for any such services.

CORPORATE GOVERNANCE

The following sections provide an overview of Bunge's corporate governance policies and practices, including with respect to independence of directors, Board leadership, risk oversight, shareholder outreach and the structure and key aspects of our Board and committee operations. The Board regularly reviews our policies and processes in the context of current corporate governance trends, regulatory changes and recognized best practices.

Board Structure and Proposed Governance Changes

As of the date of this proxy statement, our Board consists of 11 directors divided into three classes, with the directors in each class being elected for a three-year term. The term of the three classes is staggered so that only one class of directors is nominated for election at any one annual general meeting. After careful consideration and review of the classified Board structure, the Board determined that it would be in the best interests of the Company and our shareholders to declassify the Board which, when fully implemented in 2017, will allow our shareholders to vote on the election of the entire Board each year. The Board has approved an amendment to our bye-laws to effect the declassification, subject to shareholder approval at the Annual General Meeting. Please refer to Proposal 1 for further information regarding the declassification proposal.

Board Independence

The Board is composed of a substantial majority of independent directors. In accordance with the listing standards of the NYSE, to be considered independent, a director must have no material relationship with Bunge directly or as a partner, shareholder or officer of an organization that has a relationship with Bunge. The Board annually reviews commercial and other relationships between directors or members of their immediate families and Bunge in order to make a determination regarding the independence of each director. To assist it in making these determinations, the Board has adopted categorical standards of director independence which are set forth in Annex A to our Corporate Governance Guidelines, which are included as Appendix A to this proxy statement and are also available through the "Investors — Corporate Governance" section of our website, www.bunge.com. Additionally, Bunge's bye-laws provide that no more than two directors may be employed by Bunge or any company or entity which is controlled by Bunge.

The Board has determined that the following directors are independent: Messrs. Bachrach, Boilini, Cornet de Ways-Ruart, de La Tour d'Auvergne Lauraguais, Engels, Ferrier, Lupo and McGlade and Mses. Browner and Hyle. In making its independence determinations, the Board broadly considers all relevant facts and circumstances, including that in the normal course of business, purchase and sale and other commercial and charitable transactions or relationships may occur between Bunge and other companies or organizations with which some of our directors or their immediate family members are affiliated. Mr. Schroder is not considered an independent director due to his position as an executive officer of Bunge.

In determining the independence of these directors, the Board considered transactions between Bunge and a charitable organization with which an immediate family member of Mr. de La Tour d'Auvergne

Lauraguais is affiliated as a director, and determined that Mr. de La Tour d'Auvergne Lauraguais did not have a material direct or indirect interest in the transactions. The Board also considered that Bunge made donations in 2015 to the same charitable organization and determined that the amount of the charitable contributions were immaterial and fell below the thresholds in Bunge's categorical standards of director independence. Additionally, the Board considered that Bunge provided certain administrative support services to Mutual Investment Limited, a holding company and former parent company of Bunge Limited which currently has no significant operations. Messrs. de La Tour d'Auvergne Lauraguais and Engels are directors of Mutual Investment Limited. The Board also considered that in 2015 Bunge made sales in the ordinary course of business to Anheuser-Busch InBev S.A., where Mr. Cornet de Ways-Ruart serves as a director, and had ordinary course business relationships with The ADT Corporation, where Ms. Hyle serves as a director. The Board determined that none of these transactions were material.

Board Leadership Structure

Our Board does not have a requirement that the roles of Chief Executive Officer and Chairman of the Board be either combined or separated, because the Board believes this determination should be made based on the best interests of Bunge and its shareholders at any point in time based on the facts and circumstances facing the Company. Demonstrating the Board's commitment to making these thoughtful and careful determinations, our Board leadership structure has evolved over the past three years with the separation of the Chairman and CEO roles in June 2013 at the time of Mr. Schroder's appointment as CEO, and the appointment of L. Patrick Lupo as the Company's independent, non-executive Chairman effective January 1, 2014. The Board believes that its current leadership structure is in the best interests of the Company and its shareholders at this time and demonstrates its commitment to independent oversight, which is a critical aspect of effective governance.

Additionally, as described above, our Board is characterized by a substantial majority of independent directors as well as Board committees that are comprised entirely of independent directors. As a result, independent directors oversee critical matters, including the integrity of our financial statements, the evaluation and compensation of executive management, the selection of directors, Board performance and our risk management practices.

Board Meetings and Committees

The Board normally has five regularly scheduled meetings per year and committee meetings are normally held in conjunction with Board meetings. Our Board met seven times in 2015. All incumbent directors attended at least 75% of the combined Board and committee meetings on which they served during the last fiscal year.

Our bye-laws give our Board the authority to delegate its powers to committees appointed by the Board. We have five standing Board committees: the Audit Committee, the Compensation Committee, the Finance and Risk Policy Committee, the Corporate Governance and Nominations Committee and the Sustainability and Corporate Responsibility Committee. Each committee is comprised entirely of independent directors, and the members of the Audit Committee and the Compensation Committee also meet the enhanced independence rules of the SEC and NYSE applicable to such committees. Each of our committees is authorized and assured of appropriate funding to retain and consult with external advisors and counsel. Our committees are required to conduct meetings and take action in accordance with the directions of the Board, the provisions of our bye-laws and the terms of their respective committee charters. Each committee has the power under its charter to sub-delegate the authority and duties designated in its charter to subcommittees or individual members of the committee as it deems appropriate, unless prohibited by law, regulation or any NYSE listing standard. Copies of all our committee charters are available on our website, www.bunge.com. Please note that the information contained in or connected to our website is not intended to be part of this proxy statement.

Audit Committee. Pursuant to its charter, our Audit Committee assists the Board in fulfilling its responsibility for oversight of:

  •
  the quality and integrity of our financial statements and related disclosure;

  •
  our compliance with legal and regulatory requirements;

  •
  the independent auditor's qualifications, independence and performance; and

  •
  the performance of our internal audit and control functions.

Please see the Audit Committee Report included in this proxy statement for information about our 2015 fiscal year audit. The Audit Committee met nine times in 2015. The Audit Committee meets separately with our independent auditor and also in executive sessions with members of management and our chief audit executive from time to time as deemed appropriate by the committee. Additionally, the Audit Committee periodically meets in executive sessions at which only the Audit Committee members are in attendance, without any members of our management present. The members of our Audit Committee are Messrs. Boilini, Cornet de Ways-Ruart and Engels and Mses. Browner and Hyle (chair). Our Board has determined that each of Mr. Boilini, Mr. Engels and Ms. Hyle qualifies as an audit committee financial expert. In accordance with our Audit Committee charter, no committee member may simultaneously serve on the audit committees of more than two other public companies without the prior approval of the Board.

Compensation Committee. Our Compensation Committee designs, reviews and oversees Bunge's executive compensation program. Under its charter, the committee, among other things:

  •
  reviews and approves corporate goals and objectives relevant to the compensation of our CEO, evaluates the performance of the CEO in light of these goals and objectives and sets the CEO's compensation based on this evaluation;

  •
  reviews the evaluations of the direct reports to the CEO and approves and oversees the total compensation packages for the direct reports to the CEO;

  •
  reviews and makes recommendations to the Board regarding our incentive compensation plans, including our equity incentive plans, and administers and interprets our equity incentive plans;

  •
  reviews our compensation practices to ensure that they do not encourage unnecessary and excessive risk taking;

  •
  makes recommendations to the Board on director compensation; and

  •
  periodically reviews our management succession program for senior executive positions and ensures that the Board is informed of its status.

Pursuant to its charter, the Compensation Committee is empowered to hire outside advisors as it deems appropriate to assist it in the performance of its duties. The Compensation Committee has sole authority to retain or terminate any such compensation consultants or advisors and to approve their fees. For additional information on the Compensation Committee's role, its use of outside advisors and their roles, as well as the committee's processes and procedures for the consideration and determination of executive compensation, see "Executive Compensation — Compensation Discussion and Analysis" beginning on page 29 of this proxy statement.

The Compensation Committee met six times in 2015. The members of our Compensation Committee are Messrs. Bachrach (chairman), de La Tour D'Auvergne Lauraguais, Ferrier, Lupo and McGlade.

Corporate Governance and Nominations Committee. Our Corporate Governance and Nominations Committee is responsible for, among other things:

  •
  monitoring, advising and making recommendations to the Board with respect to the law and practice of corporate governance and the duties and responsibilities of directors of public companies, as well as overseeing our corporate governance initiatives and related policies;

  •
  leading the Board in its annual performance evaluation and overseeing the self-evaluations of each Board committee;

  •
  identifying and recommending to the Board nominees for election or re-election to the Board, or for appointment to fill any vacancy that is anticipated or has arisen on the Board (see "— Nomination of Directors" for more information);

  •
  reviewing and making recommendations to the Board regarding director independence; and

  •
  overseeing our related person transaction policies and procedures.

The Corporate Governance and Nominations Committee met five times in 2015. The members of our Corporate Governance and Nominations Committee are Messrs. Bachrach and Lupo (chairman) and Mses. Browner and Hyle. Each of the members of the Corporate Governance and Nominations Committee is independent under the listing standards of the NYSE.

Finance and Risk Policy Committee. Our Finance and Risk Policy Committee ("FRPC") is responsible for supervising the quality and integrity of our financial and risk management practices. As further described below, the FRPC reviews and updates our risk management policies and risk limits on a periodic basis and advises our Board on financial and risk management practices. The FRPC met six times in 2015. The members of the FRPC are Messrs. Boilini (chairman), Cornet de Ways-Ruart, de La Tour d'Auvergne Lauraguais, Engels, Ferrier and McGlade.

Sustainability and Corporate Responsibility Committee. Our Sustainability & Corporate Responsibility Committee ("SCRC") provides oversight of Bunge's policies, strategies and programs with respect to sustainability, corporate social responsibility, the environment, human rights, community relations, supply chains, nutrition and health, public affairs, philanthropy and other matters. The SCRC met four times in 2015. The members of the SCRC are Messrs. Cornet de Ways-Ruart, Engels and Ferrier and Ms. Browner (chair).

Risk Oversight

Our Board of Directors oversees management's approach to risk management, which is designed to support the achievement of our strategic objectives and enhance shareholder value. For the Board, fundamental aspects of its risk management oversight activities include:

  •
  understanding the Company's strategy and the associated major risks inherent in our operations and corporate strategy;

  •
  crafting the right Board for our Company, including establishing an appropriate committee structure to carry out its oversight responsibilities effectively; and

  •
  overseeing implementation by management of appropriate risk management and control procedures and developing and maintaining an open, ongoing dialogue with management about major risks facing the Company.

Our Board has considered the most effective organizational structure to appropriately oversee major risks for our Company. It has established a dedicated Board committee, the FRPC, which enables greater focus at the Board level on financial risk oversight tailored to our business and industries. The FRPC has responsibility for oversight of the quality and integrity of our financial and risk management practices, which includes oversight of the following key risk areas: commodities risk, foreign exchange risk, interest rate and liquidity risk, credit and counterparty risk, country risk, derivatives risk, capital structure and approval of corporate risk policies and limits associated with the Company's risk appetite. The FRPC meets regularly with our CEO, Chief Financial Officer, chief risk officer, treasurer and other members of senior management to receive regular updates on our risk profile and risk management activities.

Additionally, each of our other Board committees considers risks within its area of responsibility. Our Audit Committee focuses on various aspects of risk oversight, including the financial reporting process, adequacy of our internal controls and the impact of risk and risk management strategies on our financial statements. The Audit Committee receives an annual risk assessment briefing from our chief audit executive, as well as periodic update briefings, and reviews and approves the annual internal audit plan that is designed to prioritize and address the identified risks. The Audit Committee also reviews key risk considerations relating to the annual audit with our independent auditors. The Audit Committee also assists the Board in fulfilling its oversight responsibility with respect to legal and compliance matters, including meeting with and receiving periodic briefings from our general counsel and chief compliance officer. In developing and overseeing our compensation programs, the Compensation Committee seeks to create incentives that are appropriately balanced and do not motivate employees to take imprudent risks. See "Compensation and Risk" on page 55 of this proxy statement for more information. Our Corporate Governance and Nominations Committee oversees risks related to the Company's governance structure and processes. This includes its role in identifying individuals qualified to serve as Board members, and its leadership of the annual Board self-assessment process that is aimed at ensuring that the Board is functioning effectively and is able to meet all of its responsibilities, including risk oversight. The Sustainability and Corporate Responsibility Committee is engaged in oversight of sustainability, environmental matters and social responsibility, including related reputational risks and business risks.

All of our Board committees regularly report on their activities to the full Board to promote effective coordination and ensure that the entire Board remains apprised of major risks, how those risks may interrelate, and how management addresses those risks.

Corporate Governance Guidelines and Code of Conduct

Our Board has adopted Corporate Governance Guidelines that set forth our corporate governance objectives and policies and, subject to our bye-laws, govern the functioning of the Board. Our Corporate Governance Guidelines are available on our website, www.bunge.com. Please note that information contained in or connected to our website is not intended to be part of this proxy statement.

The Code of Conduct sets forth our commitment to ethical business practices, reinforces various corporate policies and reflects our values, vision and culture. Our Code of Conduct applies to all of our directors, officers and employees worldwide, including our CEO and senior financial officers. Our Code of Conduct is available on our website. We intend to post amendments to and waivers (to the extent applicable to certain officers and our directors) of our Code of Conduct on our website.

Executive Sessions of Our Board

Our Corporate Governance Guidelines provide that the non-management directors shall meet without management directors at regularly scheduled executive sessions and at such other times as they deem appropriate. Our Board has adopted a policy that the non-management directors will meet without management present at each regularly scheduled Board meeting. Our non-executive Chairman presides over these sessions.

Communications with Our Board

To facilitate the ability of shareholders to communicate with our Board and to facilitate the ability of interested persons to communicate with non-management directors, the Board has established a physical mailing address to which such communications may be sent. This physical mailing address is available on our website, www.bunge.com, through the "Investors — Corporate Governance" section.

Communications received are initially directed to our legal department, where they are screened to eliminate communications that are merely solicitations for products and services, items of a personal nature not relevant to us or our shareholders and other matters that are improper or irrelevant to the functioning of the Board or Bunge. All other communications are forwarded to the relevant director, if addressed to an individual director or a committee chairman, or to the members of the Corporate Governance and Nominations Committee if no particular addressee is specified.

Board Member Attendance at Annual General Meetings

It is the policy of our Board that our directors attend each annual general meeting of shareholders. In 2015, all of our continuing directors attended our Annual General Meeting.

Shareholder Outreach and Engagement

Shareholder outreach is a key priority of our Board and management, and through our shareholder outreach program, we engage with our investors to gain valuable insights into the current and emerging issues that matter most to them, including with respect to corporate governance, executive compensation and other matters. Over the past three years, we have engaged with institutional investors representing approximately 40% of our outstanding shares. Our independent Chairman participates in these sessions, and feedback is relayed to the Board of Directors. Additionally, outside of the shareholder outreach program, we interact with institutional and individual shareholders throughout the year on a wide range of issues.

Board and Committee Evaluations

The Board conducts annual self-evaluations to determine whether it and its committees are functioning effectively. As part of the Board self-evaluation process, our independent Chairman conducts individual interviews with each Board member. Additionally, each committee annually reviews its own performance through written questionnaires and assesses the adequacy of its charter. The process is designed and overseen by the Corporate Governance and Nominations Committee, which is chaired by our Chairman, and the results of the evaluations are discussed by the full Board.

Nomination of Directors

As provided in its charter, the Corporate Governance and Nominations Committee will identify and recommend to the Board nominees for election or re-election to the Board and will consider nominees submitted by shareholders. The Corporate Governance and Nominations Committee, in its commitment to our Corporate Governance Guidelines, strives to nominate director candidates who exhibit high standards of ethics, integrity, commitment and accountability and who are committed to promoting the long-term interests of our shareholders. In addition, all nominations attempt to ensure that the Board shall encompass a range of talent, skill and relevant expertise sufficient to provide sound guidance with respect to our operations and interests. The committee strives to recommend candidates who complement the current members of the Board and other proposed nominees so as to further the objective of having a Board that reflects a diversity of background and experience with the necessary skills to effectively perform the functions of the Board and its committees. In that regard, from time to time, the Corporate Governance and Nominations Committee may identify certain skills or attributes as being particularly desirable to help meet specific Board needs that have arisen or are expected to arise. When the Corporate Governance and Nominations Committee reviews a potential new candidate, it looks specifically at the candidate's qualifications in light of the needs of the Board at that time given the then-current mix of director attributes.

Under the Corporate Governance Guidelines, directors must inform the Chairman of the Board and the Chairman of the Corporate Governance and Nominations Committee in advance of accepting an invitation to serve on another public company board. In addition, no director may sit on the board, or beneficially own more than 1% of the outstanding equity securities, of any of our competitors in our principal lines of business. While the Board has not established any term limits to an individual's membership on the Board, no director having attained the age of 70 will be nominated by the Board for re-election or re-appointment to the Board. Directors eligible for re-election abstain from Board discussions regarding their nomination and from voting on such nomination.

In accordance with our bye-laws, shareholders who wish to propose a director nominee must give written notice to our Secretary at our registered address at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda, not later than 120 days before the first anniversary of the date on which Bunge's proxy statement was distributed to shareholders in connection with the prior year's annual general meeting. If no annual general meeting was held in the prior year or if the date of the annual general meeting has been changed by more than 30 days from the date contemplated in the prior year's proxy statement, the notice must be given before the later of (i) 150 days prior to the contemplated date of the annual general meeting and (ii) the date which is 10 days after the date of the first public announcement or other notification of the actual date of the annual general meeting. Where directors are to be elected at a special general meeting, such notice must be given before the later of (i) 120 days before the date of the special general meeting and (ii) the date which is 10 days after the date of the first public announcement or other notification of the date of the special general meeting. In each case, the notice must include, as to each person the shareholder proposes to nominate for election or re-election as director, all information relating to that person required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which includes such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected, and evidence satisfactory to Bunge that such nominee has no interests that would limit such nominee's ability to fulfill their duties of office. Bunge may require any nominee to furnish such other information as reasonably may be required by Bunge to determine the eligibility of such nominee to serve as a director. A shareholder may propose a director nominee to be considered by our shareholders at the annual general meeting provided that the notice provisions in our bye-laws as set forth above are met, even if such director nominee is not nominated by the Corporate Governance and Nominations Committee. A shareholder may also recommend director candidates for consideration by the Corporate Governance and Nominations Committee at any time. Any such recommendations should include the nominee's name and qualifications for Board membership.

In connection with the director nominations process, the Corporate Governance and Nominations Committee may identify candidates through recommendations provided by members of the Board, management, shareholders or other persons, and has also engaged professional search firms to assist in identifying or evaluating qualified candidates. Mr. Cornet de Ways-Ruart, who joined the Board in July 2015, was recommended by members of the Board and shareholders. The Corporate Governance and Nominations Committee will review and evaluate candidates taking into account available information concerning the candidate, the qualifications for Board membership described above and other factors that it deems relevant. In conducting its review and evaluation, the Committee may solicit the views of other members of the Board, senior management and third parties, conduct interviews of proposed candidates and request that candidates meet with other members of the Board. The Committee will evaluate candidates recommended by shareholders in the same manner as candidates recommended by other persons. The Corporate Governance and Nominations Committee has not received any nominations for director from shareholders for the Annual General Meeting.

PROPOSAL 1 — ADOPTION OF AN AMENDMENT TO OUR BYE-LAWS TO DECLASSIFY THE BOARD OF DIRECTORS

Proposed Amendment to Our Bye-Laws

Currently, our bye-laws divide the members of the Board into three classes. One class is elected at each annual general meeting of shareholders to hold office for a three-year term.

After careful consideration, taking into consideration arguments in favor and against continuation of the classified Board, the Board has determined that it would be in the best interests of the Company and its shareholders to declassify the Board to allow the Company's shareholders to vote on the election of the entire Board each year, rather than on a staggered basis. The proposed amendment to our bye-laws to effect this declassification of our Board is set forth in Appendix C to this proxy statement.

If this Proposal 1 is approved by our shareholders at the Annual General Meeting, the declassification of the Board of Directors will be effected as follows:

  •
  The Class I directors elected at the Annual General Meeting will be elected for a term expiring at the Company's 2017 annual general meeting;

  •
  The Class III directors will continue to serve the remainder of their elected terms, which expire at the 2017 annual general meeting;

  •
  The Class II directors, whose terms are scheduled to expire at the Company's 2018 annual general meeting, will also stand for election at the 2017 Annual General Meeting; and

  •
  At the 2017 Annual General Meeting and each annual general meeting thereafter, all directors will be elected for a one-year term.

If this Proposal 1 is approved by the Company's shareholders, any director appointed to fill a vacancy that arises between annual general meetings of shareholders will serve for a term that expires at the next annual general meeting.

The above description is qualified in its entirety by the actual text of the proposed amendment to the bye-laws, which is set forth in Appendix C. If this Proposal 1 is not approved by the Company's shareholders, the Board of Directors will remain classified, and the term of the Class I directors standing for election at the Annual General Meeting will expire at the Company's 2019 annual general meeting.

Considerations of the Board

The Board recognizes that a classified structure may offer several advantages, including promoting Board continuity and stability and encouraging a long-term perspective by directors and company management. Classified boards also provide protection against certain abusive takeover tactics and more time to solicit higher bids in a hostile takeover situation because it is more difficult to change a majority of directors on the board in a single year. However, the Board also recognizes that many investors believe that a classified structure reduces directors' accountability to shareholders because a classified structure does not allow shareholders to express a view on each director's performance by means of an annual vote.

The Board believes that this proposal to declassify the Board further evidences its commitment to robust corporate governance practices and accountability to the Company's shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO ADOPT AN AMENDMENT TO OUR BYE-LAWS TO DECLASSIFY THE BOARD OF DIRECTORS.

PROPOSAL 2 — ELECTION OF DIRECTORS

Election of Directors

There are four nominees for election at the Annual General Meeting. Each nominee is presently a member of the Board. Currently, our bye-laws divide the members of the Board of Directors into three classes. One class is elected at each annual general meeting of shareholders to hold office for a three-year term. The four nominees are currently Class I directors whose term expires at the Annual General Meeting.

As explained in further detail in Proposal 1, the Board is proposing to amend our bye-laws to declassify the Board of Directors over a one-year period beginning with the Annual General Meeting. If Proposal 1 is approved by the Company's shareholders, the nominees standing for election at the Annual General Meeting will be elected for a term expiring at the 2017 annual general meeting. If Proposal 1 is not approved by the Company's shareholders, the bye-laws will not be amended and the nominees will be elected for a term expiring at the 2019 annual general meeting.

Upon the recommendation of the Corporate Governance and Nominations Committee, Messrs. Cornet de Ways-Ruart, Engels, Lupo and Schroder have been nominated by the Board for election at the Annual General Meeting. Bernard de La Tour d'Auvergne Lauraguais has reached the mandatory retirement age for directors under our Corporate Governance Guidelines and will retire from the Board when his current term expires on the date of the Annual General Meeting. Following the Annual General Meeting, the size of the Board therefore will be reduced to ten members.

The Board believes that its members possess a variety of skills, qualifications and experience that contribute to the Board's ability to oversee our operations and the growth of our business. The following paragraphs set forth information about the nominees and our directors, including the classes into which they are currently divided. The nominees for election at the Annual General Meeting are listed first. We are not aware of any reason why any of the nominees will not be able to serve if elected.

Class I Nominees

Paul Cornet de Ways-Ruart, 47

Mr. Cornet de Ways-Ruart joined our Board in July 2015. He held senior roles at Yahoo! EMEA from 2006-2011, where he led Corporate Development before becoming its Senior Finance Director and Chief of Staff. Previously, Mr. Cornet de Ways-Ruart was Director of Strategy at Orange UK, a mobile network operator and internet service provider, and worked with McKinsey & Company in London and Palo Alto, California. He holds a Master's Degree in Engineering and Management from the Catholic University of Louvain and an MBA from the University of Chicago. Mr. Cornet de Ways-Ruart serves on the Board of Directors of Anheuser-Busch Inbev, Floridienne Group, Adrien Invest SCRL and several privately held companies. Mr. Cornet de Ways-Ruart brings to the Board experience in corporate strategy and M&A, as well as valuable insights into the food and beverage industry.

William Engels, 55

Mr. Engels has been a member of our Board since 2001. Since 2007, he has been an advisor to a private investment fund with investments in South America. From 2003 to December 2006, Mr. Engels served on the board of directors of Quilmes Industrial (Quinsa) S.A., a holding company with interests in the beverage and malting industries, as the representative of Beverage Associates (BAC) Corp. From 1992 to 2003, Mr. Engels served in various capacities at Quinsa, including Director of Mergers and Acquisitions, Group Controller and Manager of Corporate Finance. Prior to joining Quinsa, Mr. Engels served as a Vice President at Citibank, N.A. in London, responsible for European sales of Latin American investment products, and in Brazil, in the area of mergers and acquisitions. Since 2010, Mr. Engels has served as Deputy Chairman of the board of Mutual Investment Limited. Mr. Engels has also served as a member of the board of BISA, a fund with diversified investments in different industries. Mr. Engels holds a B.S. from Babson College, an M.A. from the University of Pennsylvania and an M.B.A. from the Wharton School of the University of Pennsylvania. Mr. Engels brings to the Board significant financial experience, an understanding of mergers and acquisitions and a good understanding of industrial and consumer products companies. He brings an international business perspective to the Board, having had extensive working experience in Europe, the United States and Latin America. He also qualifies as an audit committee financial expert.

L. Patrick Lupo, 64

Mr. Lupo has been a member of our Board since 2006. He was appointed non-executive Chairman of our Board effective January 1, 2014, and previously served as our Lead Independent Director since 2010. He is the former chairman and chief executive officer of DHL Worldwide Express (DHL). Mr. Lupo joined DHL in 1976. He served as chairman and CEO from 1986 to 1997 and as executive chairman from 1997 to 2001. During his tenure at DHL, he also served as CEO, The Americas, and general counsel. Mr. Lupo received a law degree from the University of San Francisco and a B.A. degree from Seattle University. He is a former director of O2 plc, Ladbrokes plc (formerly Hilton Group plc) and a former member of the supervisory board of Cofra, AG). Mr. Lupo's experience as former chairman and chief executive officer of a major global logistics company provides valuable leadership, strategic, operational, management, marketing, financial and risk management skills to our Board, as well as insight into logistics, a critical element of our business. Additionally, his legal background provides our Board with an important perspective. He also brings to the Board significant international board experience.

Soren Schroder, 53

Mr. Schroder became our CEO in June 2013. He has been a member of our Board since May 2013. From 2010 to 2013 he was CEO, Bunge North America, leading Bunge's business operations in the United States, Canada and Mexico. Since joining Bunge in 2000, he has served in a variety of agribusiness leadership roles at the Company in the United States and Europe. Prior to joining Bunge, he worked for over 15 years at Continental Grain and Cargill. He received a B.A. in Economics from Connecticut College. Mr. Schroder brings to the Board significant experience in the agribusiness industry and our business, as well as operational, risk management and management experience.

Class III Directors with Terms Expiring In 2017

Ernest G. Bachrach, 62

Mr. Bachrach has been a member of our Board since 2001. He is a former partner and member of the board of directors of Advent International Corporation, a global private equity firm. He worked at Advent from 1990 to 2015 and held several positions during that time, including chairman of the firm's Latin American investment committee. He also served on Advent's global executive committee for 12 years. Prior to joining Advent, Mr. Bachrach was Senior Partner, European Investments, for Morningside Group, a private investment group. He is a member of the Endeavor Global, Inc. boards in Miami and Peru. He has a B.S. in Chemical Engineering from Lehigh University and an M.B.A. from Harvard Graduate School of Business Administration. Mr. Bachrach also serves on the Board of Governors of the Lauder Institute of the Wharton School of the University of Pennsylvania. Mr. Bachrach's skills and experience as a senior leader of a private equity firm provide our Board with knowledge of financial markets, financial and business analysis, mergers and acquisitions and business development. He brings to the Board international business and board experience and also qualifies as an audit committee financial expert.

Enrique H. Boilini, 53

Mr. Boilini has been a member of our Board since 2001. He has been a Managing Member at Yellow Jersey Capital, LLC, an investment management company, since September 2002. Prior to establishing Yellow Jersey Capital, Mr. Boilini was a Managing Member of Farallon Capital Management, LLC and Farallon Partners,  LLC, two investment management companies, since October 1996. Mr. Boilini joined Farallon in March 1995 as a Managing Director. Prior to that time, Mr. Boilini also worked at Metallgesellschaft Corporation, as the head trader of emerging market debt and equity securities, and also served as a Vice President at The First Boston Corporation, where he was responsible for that company's activities in Argentina. Mr. Boilini is a member of TGLT, a real estate development company listed on the Buenos Aires stock exchange, and also serves as an advisor to the director of the Pension Fund of the Social Security Administration of Argentina (ANSES). He has served as a member of the board of Sociedad Comercial del Plata S.A. He is a visiting professor at

IAE Business School at Universidad Austral in Buenos Aires. Mr. Boilini received an M.B.A. from Columbia Business School in 1988 and a Civil Engineering degree from the University of Buenos Aires School of Engineering. Mr. Boilini brings to the Board significant financial and capital markets acumen, including knowledge with respect to derivatives. He brings international board and business experience to the Board and also qualifies as an audit committee financial expert.

Carol M. Browner, 57

Ms. Browner has been a member of our Board since August 2013. She is a senior counselor at Albright Stonebridge Group, a global advisory firm that provides strategic counsel to businesses on government relations, macroeconomic and political risks, regulatory issues, market entry strategies, and environmental, social and corporate governance issues. From 2009 to 2011, she served as Assistant to President Barack Obama and director of the White House Office of Energy and Climate Change Policy. From 2001 to 2008, Ms. Browner was a founding principal of the Albright Group and Albright Capital Management LLC. Previously, she served as Administrator of the Environmental Protection Agency from 1993 to 2001. She is a member of the board of the League of Conservation Voters. She holds a J.D. and B.A. from the University of Florida. Ms. Browner brings to the Board significant experience in energy, the environment and agriculture and in advising large, complex organizations in both the public and private sectors.

Class II Directors with Terms Expiring In 2018

Andrew Ferrier, 56

Mr. Ferrier has been a member of our Board since 2012. He is Executive Chairman of Canz Capital Limited, a private investment company he founded in 2011. He served as Chief Executive Officer of Fonterra Co-operative Group Ltd., a leading New Zealand-based international dairy company, from 2003 to 2011. Previously, he served as President and Chief Executive Officer of GSW Inc., a Canadian consumer durable goods manufacturer, from 2000 to 2003. Prior to 2000, Mr. Ferrier spent 16 years in the sugar industry working in Canada, the United States, the United Kingdom and Mexico. From 1994 to 1999, Mr. Ferrier worked for Tate & Lyle, first as President of Redpath Sugars and subsequently as President and Chief Executive Officer of Tate & Lyle North America Sugars Inc. Mr. Ferrier has served as Chairman of New Zealand Trade and Enterprise, the national economic development agency, since November 2012 and since October 2014 has been Chairman of Orion Health Ltd. He also serves as a trustee of the University of Auckland Play it Strange Foundation. Mr. Ferrier's experience as the former chief executive of a large international enterprise focused on agricultural exports, and his experience as a former senior executive in the sugar industry, provides our Board with extensive knowledge of, and valuable insights into, relevant industries, as well as strategic, operational, management and marketing expertise.

Kathleen Hyle, 56

Ms. Hyle has been a member of our Board since 2012. She served as Senior Vice President of Constellation Energy and Chief Operating Officer of Constellation Energy Resources from November 2008 until her retirement in June 2012 following the completion of the merger of Constellation Energy with Exelon Corporation. From June 2007 to November 2008, Ms. Hyle served as Chief Financial Officer for Constellation Energy Nuclear Group and for UniStar Nuclear Energy, LLC, a strategic joint venture between Constellation Energy and Électricité de France. Ms. Hyle held the position of Senior Vice President of Finance for Constellation Energy from 2005 to 2007 and Senior Vice President of Finance, Information Technology, Risk and Operations for Constellation New Energy from January to October 2005. Prior to joining Constellation Energy, Ms. Hyle served as the Chief Financial Officer of ANC Rental Corp., the parent company of Alamo Rent-A-Car and National Rent-A-Car; Vice President and Treasurer of Auto-Nation, Inc.; and Vice President and Treasurer of Black and Decker Corporation. Ms. Hyle is currently a director of AmerisourceBergen Corporation and The ADT Corporation. She also serves on the Board of Trustees of Center Stage in Baltimore, MD. Ms. Hyle brings to our Board extensive financial experience gained through her career with Constellation Energy and other public companies. This experience also enables Ms. Hyle to provide critical insight into, among other things, our financial statements, accounting principles and practices, internal control over financial reporting and risk management processes. Ms. Hyle qualifies as an audit committee financial expert. In addition, Ms. Hyle brings extensive management, operations, mergers and acquisitions, technology, marketing, retail and regulatory experience to our Board.

John E. McGlade, 61

Mr. McGlade has been a member of our Board since August 2014. He was chairman, president and CEO of Air Products from 2008 to 2014. He joined Air Products in 1976 and held positions in the company's Chemicals and Process Industries, Performance Materials and Chemicals Group divisions. He was appointed president and chief operating officer of Air Products in 2006 and retained the title of president when he was named as chairman and CEO two years later. Mr. McGlade serves on the board of directors of The Goodyear Tire & Rubber Company. He is a trustee of The Rider-Pool Foundation and the ArtsQuest Foundation, and a former trustee of Lehigh University. Mr. McGlade has strong leadership skills and extensive management, international and operating experience, including as chief executive officer of a public company operating in the industrial sector. These experiences provide him with valuable insights as a member of our Board.

OUR BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

DIRECTOR COMPENSATION

Our compensation program for non-employee directors is designed to enable us to attract, retain and motivate highly qualified directors to serve on our Board. It is also intended to further align the interests of our directors with those of our shareholders. Annual compensation for our non-employee directors in 2015 was comprised of a mix of cash and equity-based compensation. The Compensation Committee periodically receives competitive information on the status of Board compensation for non-employee directors from its independent compensation consultant and is responsible for recommending to the Board changes in director compensation. In 2015, no changes were made to compensation of the Board of Directors.

Director Compensation Table

The following table sets forth the compensation for non-employee directors who served on our Board during the fiscal year ended December 31, 2015.

	Non-Employee Director Compensation(1)
Name	Fees Earned or Paid in Cash($)	Stock Awards(2)(3)($)	Total($)
Ernest G. Bachrach	115,000	154,041	269,041
Enrique H. Boilini	125,000	154,041	279,041
Carol M. Browner	125,000	154,041	279,041
Paul Cornet de Ways-Ruart(4)	45,834	120,137	165,971
Francis Coppinger(5)	45,834	0	45,834
Bernard de La Tour d'Auvergne Lauraguais	100,000	154,041	254,041
William Engels	110,000	154,041	264,041
Andrew Ferrier	100,000	154,041	254,041
Kathleen Hyle	120,000	154,041	274,041
L. Patrick Lupo	215,000	319,150	534,150
John E. McGlade	100,000	154,041	254,041

(1)
Represents compensation earned in 2015.
(2)
Each of the non-employee directors serving on the Board on the close of business on the date of Bunge's 2015 Annual General Meeting received an annual grant of 1,670 restricted stock units ("RSUs") on May 20, 2015. Upon Mr. Cornet de Ways-Ruart's appointment to the Board, he received a pro-rata annual grant of 1,395 RSUs effective July 6, 2015, the date of his appointment. Mr. Coppinger did not receive a grant of RSUs as he resigned on the date of the 2015 Annual General Meeting. Annual grants vest on the first anniversary of the applicable date of grant (except for Mr. Cornet de Ways-Ruart, whose prorated grant will vest on the same date as the 2015 annual grant made to other directors, May 20, 2016), provided the director continues to serve on the Board on such date. In addition, as part of Mr. Lupo's compensation for serving as non-executive Chairman, he was granted 1,790 RSUs on May 20, 2015, which vested on December 31, 2015. The closing price of Bunge's common shares on the NYSE on May 20, 2015 was $92.24, and on July 6, 2015 was $86.12.
(3)
The amounts shown reflect the full grant date fair value of the award for financial reporting purposes in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("ASC Topic 718") (without any reduction for risk of forfeiture) as determined based on applying the assumptions used in Bunge's audited financial statements. See Note 24 to the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2015 regarding assumptions underlying the valuation of equity awards. Other than the RSUs reported above, the aggregate number and the value of outstanding RSUs for each non-employee director as of December 31, 2015 were as follows: Ms. Browner, 2,080 and $142,022. The number of outstanding RSUs excludes dividend equivalents. The closing price of Bunge's common shares on the NYSE on December 31, 2015 was $68.28. The number of outstanding stock options held by each of the non-employee directors as of December 31, 2015 was Mr. Bachrach and Mr. Boilini 5,500 each and Mr. Lupo 13,000. No other non-employee directors hold outstanding stock options. Bunge no longer grants stock options to non-employee directors.

(4)
Mr. Cornet de Ways-Ruart was appointed to the Board effective July 6, 2015.
(5)
Mr. Coppinger resigned his seat on the Board effective May 20, 2015.

Directors' Fees. Non-employee directors received the following fees in 2015: (i) an annual retainer fee of $100,000; (ii) an annual fee of $15,000 for service as committee chair on any committee, except for the Chair of the Audit Committee, who received an annual fee of $20,000 due to the added workload and responsibilities of this committee; and (iii) an annual fee for each member of the Audit Committee of $10,000 due to the added workload and responsibilities of this committee. No fees are paid for service as a member of any other Board committee. In 2015, our non-executive Chairman received a supplemental annual retainer consisting of $100,000 in cash and approximately $150,000 in time-based restricted stock units. In addition, although directors do not receive an annual Board or committee meeting attendance fee, if the Board and/or a committee meets in excess of ten times in a given year, each director receives a fee of $1,000 for each additional meeting attended.

Bunge also reimburses non-employee directors for reasonable expenses incurred by them in attending Board meetings, committee meetings and shareholder meetings.

2007 Non-Employee Directors Equity Incentive Plan. The 2007 Non- Employee Directors Equity Incentive Plan, adopted in 2007, provides for (i) an annual equity award to each continuing non-employee director as of the date of Bunge's annual general meeting of shareholders and (ii) an equity award upon a new non-employee director's initial election or appointment to the Board, which consists of a pro rata portion of the award made to non-employee directors generally on the immediately preceding date of grant. The value, type and terms of such awards shall be approved by the Board based on the recommendation of the Compensation Committee. Bunge may grant non-qualified stock options, shares of restricted stock, restricted stock units and deferred restricted stock units under the 2007 Non-Employee Directors Equity Incentive Plan. Unless otherwise determined by the Compensation Committee, stock options become vested and exercisable on or after the third anniversary of the date of grant. The exercise price per share for each stock option is equal to the fair market value of a common share on the option grant date, as provided in the plan. Outstanding stock options remain exercisable for a period of ten years after their grant date. The 2007 Non-Employee Directors Equity Incentive Plan provides that up to 600,000 common shares may be issued under the plan. As of December 31, 2015, 235,321 shares remain available for issuance under the plan. Annual restricted stock unit awards generally vest on the first anniversary of the date of grant, provided the director continues to serve on the Board until such date. Restricted stock units granted as part of our Chairman's supplemental annual retainer vest on December 31 of the year of grant.

Non-Employee Directors Equity Incentive Plan. The Non-Employee Directors Equity Incentive Plan, adopted in 2001, provides for awards of non-qualified stock options to non-employee directors. Outstanding options remain exercisable for a period of ten years after their grant date. We have granted stock options to purchase an aggregate of 512,000 common shares to our non-employee directors as a group under the Non-Employee Directors Equity Incentive Plan. Upon shareholder approval of the 2007 Non-Employee Directors Equity Incentive Plan on May 25, 2007, no further stock options grants were permitted under the 2001 Non-Employee Directors Equity Incentive Plan.

Non-Employee Directors Deferred Compensation Plan. Our Deferred Compensation Plan for Non-Employee Directors (the "Non-Employee Directors Deferred Compensation Plan"), a non-tax qualified deferred compensation plan, is designed to provide non-employee directors with an opportunity to elect to defer receipt of all or a portion of their annual cash fees. Amounts deferred are credited in the form of hypothetical share units that are approximately equal to the fair market value of a Bunge common share on the date that fees are otherwise paid. Participants' deferral accounts will be credited with dividend equivalents, in the form of additional share units, in the event Bunge pays dividends to holders of its common shares. Distributions are made in the form of Bunge common shares or cash, as elected by the participant. Upon a change of control of Bunge, a participant will receive an immediate lump sum distribution of his or her account in cash or Bunge common shares, as determined by the Compensation Committee. As of January 1, 2009, participants no longer have the option to defer any portion of their annual cash fees pursuant to the Non-Employee Directors Deferred Compensation Plan as a result of the adoption of Section 457A of the Internal Revenue Code.

The number of shares underlying hypothetical share units held by our non-employee directors under this plan is shown in the share ownership table beginning on page 71 of this proxy statement.

Non-Employee Director Share Ownership Guidelines. To further align the personal interests of the Board with the interests of our shareholders, the Board has established share ownership guidelines for the minimum amount of common shares that are required to be held by our non-employee directors. These guidelines are required to be met within five years of a non-employee director's initial appointment or election to the Board. For non-employee directors, the guideline is five times the annual cash retainer fee paid by Bunge to its non-employee directors (i.e., $500,000). Shares deemed to be owned for purposes of the share ownership guidelines include shares directly owned by the director, shares underlying hypothetical share units held under the Non-Employee Directors Deferred Compensation Plan and 50% of the difference between the exercise price of a vested, in-the-money stock option and the fair market value of a Bunge common share. Unvested stock options or restricted stock units do not count toward satisfaction of the guidelines. Furthermore, our non-employee directors are required to hold 100% of the net shares acquired through Bunge's equity incentive plans until the guidelines are met.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This section of the proxy statement provides an overview of our executive compensation program and an analysis of the decisions made with respect to the compensation of our Named Executive Officers in 2015. For 2015 our Named Executive Officers were:

  •
  Soren Schroder, Chief Executive Officer ("CEO")
  •
  Andrew J. Burke, Chief Financial Officer
  •
  Raul Padilla, CEO Bunge Brazil and Managing Director, Sugar & Bioenergy
  •
  Brian Thomsen, Managing Director, Bunge Global Agribusiness and CEO, Bunge Product Lines
  •
  Gordon Hardie, Managing Director, Food and Ingredients
COMPENSATION DISCUSSION AND ANALYSIS CONTENTS

COMMITMENT TO SHAREHOLDERS

SHAREHOLDER ENGAGEMENT AND COMPENSATION GOVERNANCE

Strong governance, driven by best practice and feedback from shareholders.  We value the opinions of our shareholders as expressed through their votes and other communications and annually submit our executive compensation program to a shareholder advisory "say on pay" vote. Through our shareholder engagement outreach program, we receive valuable feedback on the issues that are most important to them, including our executive compensation program and our business and strategic direction. In the past three years, our non executive Chairman, L. Patrick Lupo, together with members of Bunge's senior management team, has engaged with institutional investors representing approximately 40% of our outstanding shares. In these discussions, we seek to highlight a strong historical alignment of pay and performance driven by a CEO pay mix that is substantially performance-based and tied to disclosed performance metrics and goals that incentivize the creation of sustainable, long-term shareholder value.

Based on feedback received from our shareholders, as well as the Committee's consideration of competitive market practices, and its goal of continuing to link compensation to the achievement of our business plans and strategies, we have made meaningful changes to our executive compensation programs in recent years, and continue to do so as necessary to maintain a strong link between executive pay and performance:

  •
  Added Return on Invested Capital (ROIC) to our long-term performance objectives in our Performance-Based Restricted Stock Unit (PBRSU) program, and equally weighted Earnings Per Share (EPS) and ROIC.
  •
  Committed to limiting the use of time vesting restricted stock unit awards to maintain our emphasis on performance-based compensation.
  •
  Added a provision to our stock ownership guidelines to provide more meaningful holding requirements up to 100% of shares acquired through equity plans.
  •
  New for 2016, increased the weighting of PBRSUs in each executive's long-term pay targets, from 50% to 60%.

In addition, Bunge is committed to clarity of compensation disclosures and maintaining strong compensation governance practices to support our pay for performance principles and further align the program with the interests of our shareholders. We have adopted a number of "best practices" with respect to executive compensation, including:

  •
  Robust stock ownership guidelines for executive officers and directors (6x base salary for CEO; 3x base salary for other Named Executive Officers and 5x annual retainer for directors), with holding requirements on 100% of shares vested if guideline is not met within the designated time frame.
  •
  Use of multiple performance metrics for annual and long-term incentives and disclosure of incentive plan performance metrics and goals.
  •
  Long-term incentives that are 100% performance-based, with 50% in Performance-Based Restricted Stock Units (60% for 2016).
  •
  No golden parachute excise tax gross ups.

  •
  Executive compensation clawback policy applicable to all executive officers.
  •
  Anti hedging and anti pledging policy; transactions in company stock require pre-clearance and are subject to black-out periods.
  •
  No single trigger change of control provisions.
  •
  Equity incentive plan provisions that prohibit repricing of stock options without shareholder approval.
  •
  Use of an independent compensation consultant by the Committee.
  •
  Annual compensation risk assessment for employee incentive plans.
  •
  Limited perquisites.

2015 SAY-ON-PAY VOTE

Strong support from shareholders.  At our 2015 Annual General Meeting, over 95% of the votes cast on our annual say on pay ballot item were in favor of our executive compensation program. We believe that the continuing overall level of support reflects the success of our shareholder outreach efforts and shareholder endorsement of the structure and outcomes of our executive compensation program.

OVERVIEW

PAY AND PERFORMANCE

Performance drives pay. Bunge's executive compensation philosophy is built upon a strong foundation of linking pay with performance. The Committee actively monitors the relationship between pay and performance, as illustrated on page 34 of this proxy statement. The Committee strives to maintain a program structured to:

PERFORMANCE AND STRATEGIC HIGHLIGHTS

Strong financial results and strategic progress despite economic difficulties. 2015 presented challenging economic conditions and depressed market environments around the globe. Despite disappointing shareholder returns, Bunge managed headwinds well and capitalized on opportunities, leveraging our balanced global footprint and producing solid results for the year. The Bunge team achieved a number of strategic and financial milestones in 2015:

  •
  Record Agribusiness Earnings Before Interest and Taxes (EBIT).
  •
  Four quarter trailing ROIC in our core Agribusiness and Food and Ingredients operations of 10% (see Appendix D for information about ROIC and other non-GAAP financial measures used in this proxy statement.)
  •
  Approximately $100 million of savings from performance improvement initiatives.
  •
  Executed on our balanced approach to capital allocation, buying back $300 million of common shares.

Diluted earnings per share from continuing operations of $4.84 was up over 60% from 2014, but fell short of our beginning of year expectations.

We are continuing our strategy of focusing on capital efficiency and maximizing returns to create sustainable, long-term value for our shareholders. We have a solid foundation, as evidenced by the recent solidifying of our credit rating to stable BBB/Baa2, and are focused on the right things: standing for safety, driving best in class performance in our operations, improving our winning footprint through incremental additions, and building our value-added portfolio. Management is focusing on the right things to drive shareholder value. We believe we have the right strategy – it is more focused and clear and our teams have managed a declining price and margin environment well. We are positioned well for the future, and expect to grow earnings in 2016 despite significant economic and market challenges.

RETURN TO SHAREHOLDERS

Tracking to peers long-term, disappointing 2015. The following chart illustrates how a $100 investment in Bunge common shares compares to the same investment in our peer comparators and the S&P 500 over the most recent five year period. While we saw strong growth in shareholder returns through 2014, 2015 was a disappointing year for our stock. Challenging market and economic conditions posed significant headwinds faced broadly across the sector.

(1)	Median returns for companies in Bunge's peer group (as described on page 39 of this proxy statement) and median returns for companies in the S&P 500.

PAY STRUCTURE AND HIGHLIGHTS

Financial and shareholder performance driven. In furtherance of our pay for performance objectives, it is our practice to deliver the majority of Named Executive Officer compensation in the form of performance-based equity awards with multi-year vesting. Additionally, our use of PBRSUs, with vesting contingent on achieving specific long-term financial performance metrics, further reinforces the performance driven nature of executive compensation.

Elements of Executive Compensation

    RONA = Return on Net Assets
    EBIT = Earnings Before Interest and Taxes
    EPS = Fully Diluted Earnings Per Share from Continuing Operations
    ROIC = Return on Invested Capital

Target Mix of Executive Compensation1

Highly performance leveraged and focused on long-term, equity incentives.  Each of our Named Executive Officers has more than 50% of total compensation targeted to be paid in long-term, equity-based incentives. Our CEO's targeted compensation is designed to place an even larger portion of total pay at risk in the form of long-term equity awards to reflect the greater level of responsibility he has for Bunge's overall performance.

CEO Target Total Compensation Mix	Other NEO Target Total Compensation Mix

1
2015 base salary, target 2015 annual cash incentive, 2015 target value of equity awards at grant. Other NEO target represents the average of the Named Executive Officers, excluding the CEO.

CEO Pay Analysis

A strong relationship in both the short- and long-term between CEO pay and company performance.

CEO reported pay is directionally aligned with Bunge's year-over-year financial performance1:

1
Net Income and Diluted Earnings Per Share results are unadjusted and as reported in the Company's financial statements. RONA is a non-GAAP financial measure. See Appendix D for further information regarding non-GAAP financial measures. CEO Pay is as reported in the Summary Compensation Table on page 57 of this proxy statement less the Change in Pension Value & Non-Qualified Deferred Compensation Earnings.

A significant portion of CEO pay is at risk for long-term performance, and the ultimate value earned is highly dependent upon shareholder returns. The reported value of long-term incentives granted to our CEO represents the potential or expected value of those awards over the long-term, based on certain assumptions used for expense purposes. Given their long-term nature, our CEO will only realize, or receive, actual compensation from these awards over time, and the value of that compensation will be highly dependent upon Bunge's financial and stock price performance.

  •
  Long-term focused: Upon grant, the potential value of PBRSUs is conditioned upon a three-year vesting and performance period, while the potential value of stock options can be realized through year ten. As of December 31, 2015 our CEO has only realized, or received, three percent ($451,809) of the value of long-term awards granted to him in the past three years and reported in the Summary Compensation Table in this proxy statement.

  •
  Value directly related to Bunge shareholder value: As of December 31, 2015, the actual total value (realized and unrealized) of grants made to our CEO over the past three years was 48% of that reported in the Summary Compensation Table included in this proxy statement.

We believe this illustrates the long-term, shareholder-focused nature of compensation opportunities provided to our executives.

Long-Term Incentive Grants(1)

(1)	Represents the value reported in the Summary Compensation Table on page 57 of this proxy statement ( ) for each of the most recent three years' grants compared to the total value of those grants (realized plus the unrealized value) as of 12/31/2015 ( ) . For unrealized value, all unvested RSUs (both time- and performance-based) are valued based on the target number of shares awarded and all options are valued based on the difference in the strike price and closing price of Bunge stock. The closing price of $68.28 on December 31, 2015 is used to calculate the realized and unrealized value of the awards.

With a substantially long-term leveraged total compensation package, CEO pay can be highly variable and is contingent upon how Bunge performs for its shareholders.

Our long standing practice of tracking total shareholder return performance and pay for our CEO relative to our executive compensation Peer Group allows us to assess the results of our pay practices over time to ensure payouts are appropriately calibrated relative to our returns to shareholders. Over time, our total return to shareholders relative to our peers exceeds the compensation delivered to our CEO relative to the same peers:

Relative CEO Pay(1) and TSR Performance(2)

(1)	Relative total direct realizable compensation (Relative TDC) is comprised of: (i) base salary; (ii) annual incentive awards reflected as a three year average of actual awards paid for the corresponding period; and (iii) equity incentive awards for the corresponding period as follows: (a) stock options: current Black Scholes value; (b) PBRSUs: in cycle awards are assumed to be paid out at target and earned awards are reflected based on actual amounts paid out; and (c) time based restricted stock unit awards at current intrinsic value.
(2)	For the relative total shareholder return (or Relative TSR) comparison, all components are calculated on a comparable basis for Bunge and the Peer Group companies. See page 39 of this proxy statement for a discussion of our executive compensation Peer Group.

PERFORMANCE METRICS

Aligned with business strategies and plans, focused on driving long-term value creation.  Consistent with our pay for performance principles, the Committee chooses financial performance metrics under the annual and equity incentive plans that support our short- and long-term business plans and strategies, and incentivize management to focus on actions that create sustainable long-term shareholder value. In setting targets for the short- and long-term performance metrics, the Committee considers our annual and long-term business goals and strategies and certain other factors, including our past variance to targeted performance, economic and industry conditions, and the practices of the Peer Group. The Committee sets challenging, but achievable, goals, including those that are attainable only as a result of exceptional performance. The Committee recognizes that performance metrics may need to change over time to reflect market practices and evolving business priorities. Accordingly, the Committee continues to annually reassess the performance metrics we use.

DETERMINING COMPENSATION

ROLE OF THE COMPENSATION COMMITTEE

Ensure strong governance and adherence to pay for performance principles.  The Committee is comprised of non-employee independent directors and is responsible for the governance of our executive compensation program, including but not limited to designing, reviewing and overseeing the administration of our executive compensation program. Each year, the Committee reviews and approves all compensation decisions relating to the Named Executive Officers. Generally, all decisions with respect to determining the amount or form of Named Executive Officer compensation are made by the Committee in accordance with the methodology described below.

When making compensation decisions, the Committee analyzes data from the Comparator Groups (as described on page 40 of this proxy statement) as well as tally sheets prepared by our human resources department for each of the Named Executive Officers. The tally sheets provide the Committee with the following information:

  •
  The dollar amount of each material element of compensation (base salary, annual cash incentive awards, long-term equity based incentive awards, retirement benefits and executive benefits and perquisites);
  •
  Historical equity grants;
  •
  Expected payments under selected termination of employment, retirement and change of control scenarios; and
  •
  Progress toward satisfaction of share ownership guidelines.

The tally sheets provide the Committee with a comprehensive view of the various elements of actual and potential future compensation of our Named Executive Officers, allowing the Committee to analyze both the individual elements of compensation and the aggregate total amount of actual and potential compensation in making compensation decisions.

In addition to reviewing data from the Comparator Groups and tally sheets, the Committee also considers a number of factors that it deems important in setting the target total direct compensation for each Named Executive Officer:

  •
  Individual responsibilities, experience and achievements of the Named Executive Officer and his potential contributions towards Bunge's performance;
  •
  Recommendations from its independent compensation consultant;
  •
  Recommendations from the CEO and Chief Human Resources Officer (for officers other than themselves); and
  •
  For our CEO, the historical relationship between his pay and performance against the Peer Group.

The differences in target compensation levels among our Named Executive Officers are primarily attributable to the differences in the median range of compensation for similar positions in the Comparator Groups and the factors described above.

ROLE OF EXECUTIVE OFFICERS

Assist the Committee in executing on our pay for performance strategy.  The CEO assists the Committee in setting the strategic direction of our executive compensation program; evaluates the performance of the Named Executive Officers (excluding himself); and makes recommendations to the Committee regarding their compensation in consultation with the Chief Human Resources Officer. The CEO and the Chief Human Resources Officer also participate in developing and recommending the performance criteria and measures for our Named Executive Officers under our annual and equity incentive plans for consideration by the Committee. Although the Committee gives significant weight to the CEO's recommendations, the Committee retains full discretion in making compensation decisions.

No other executive officers participated in the executive compensation process for 2015. Bunge's human resources department, under the supervision of the Chief Human Resources Officer, also supports the Committee in its work and implements our executive compensation program.

ROLE OF COMPENSATION CONSULTANT

Provide the Committee independent advice in fulfilling its mission.  Pursuant to its charter, the Committee is empowered to hire outside advisors as it deems appropriate to assist it in the performance of its duties. The Committee has sole authority to retain or terminate any such advisors and to approve their fees.

The Committee has retained Semler Brossy Consulting Group ("Semler Brossy") as its independent compensation consultant to provide information, analysis, and objective advice regarding our executive compensation program. Management has no role in the Committee selecting Semler Brossy. The Committee periodically meets with Semler Brossy to review our executive compensation program and discuss compensation matters. For 2015, Semler Brossy performed the following functions at the Committee's request:

  •
  Assisted the Committee in the review and assessment of the Peer Group;
  •
  Compared each element of the Named Executive Officers' target total direct compensation opportunity with the corresponding compensation elements for the Comparator Groups to assess competitiveness;
  •
  Prepared an analysis of pay and performance relative to the Peer Group and other comparator groups used by proxy advisory firms to support the Committee's goal of aligning our executive compensation program with shareholders' interests;
  •
  Reviewed the compensation risk assessment prepared by management;
  •
  Advised the Committee with respect to the value of long-term incentive awards;
  •
  Advised the Committee on competitive pay practices for non-employee director compensation;
  •
  Prepared presentations for the Committee on general U.S. trends and practices in executive compensation;

  •
  Supported the Committee in its review of the Compensation Discussion and Analysis; and
  •
  Advised the Committee on the design of executive incentive programs and arrangements.

The Committee reviews its relationship with Semler Brossy annually. The process includes a review of the quality of the services provided, the fee structure for the services, and the factors impacting Semler Brossy's independence under the rules of the Securities and Exchange Commission and the listing standards of the New York Stock Exchange. The Committee has concluded that no conflict of interest exists that would prevent Semler Brossy from independently advising the Committee.

COMPETITIVE MARKET POSITIONING

Opportunities to earn superior pay for superior performance.  Bunge uses various methods to determine the elements of our executive compensation program and review current compensation practices and levels. Our executive compensation program strives to provide a mix of base salary, target annual cash incentive awards and target annual long-term equity-based incentive award values (referred to, in aggregate, as target total direct compensation) that is aligned with the program's principles and objectives and is competitive with compensation provided by a peer group of selected publicly-traded companies.

The Committee, in consultation with its independent compensation consultant, Semler Brossy, selects a number of peer group companies (the "Peer Group") having one or more of the following characteristics:

The Committee periodically reviews the composition of the Peer Group and, as appropriate, updates it to ensure continued relevance and reflect mergers, acquisitions or other business related changes that may occur. The composition of the companies comprising the Peer Group remained unchanged from 2014. For 2015, the following 17 companies comprised the Peer Group:

In determining Named Executive Officer compensation, the Committee reviews a market analysis prepared by Semler Brossy which includes general industry and Peer Group compensation data provided by Towers Watson. This data enables the Committee to compare the competitiveness of Named Executive Officer compensation based on their individual responsibilities and scope against comparable positions within our Peer Group and a broader general industry group of public companies. Mr. Thomsen's total compensation is further evaluated using commodity trading data from companies in the McLagan Fixed Income Sales and Trading Survey. The Peer Group and the other data sources referred to above are referred to collectively as the "Comparator Groups."

Neither Towers Watson nor McLagan makes recommendations or participates with the Committee in discussions regarding the determination of amounts or forms of compensation for the Named Executive Officers. Towers Watson and McLagan from time to time provide other compensation consulting services to management.

As an initial guideline, the Committee generally seeks to set target total direct compensation levels for each Named Executive Officer within a range (+/- 15%) of the median of the Comparator Groups. Our executive compensation program retains the flexibility to set target total direct compensation above or below the median of the Comparator Groups in the Committee's reasonable discretion in order to recognize factors such as market conditions, job responsibilities, experience, skill sets and ongoing or potential contributions to Bunge. In addition, actual compensation earned in any annual period may be at, above, or below the median depending on the individual's and Bunge's performance for the year.

PRINCIPAL ELEMENTS OF OUR EXECUTIVE COMPENSATION PROGRAM

BASE SALARY

Compensation for responsibilities, skill and experience.  A portion of annual cash compensation is paid as base salary to provide Named Executive Officers with an appropriate level of security and stability as well as to provide a competitive level of pay for the execution of their key responsibilities. Base salaries for the Named Executive Officers are reviewed on an annual basis, and in connection with a promotion or other change in responsibilities. The Committee establishes base salaries for the Named Executive Officers based on a number of factors, including:

  •
  Evaluation of the executive's scope of responsibilities;
  •
  Experience, contributions, skill level and level of pay compared to comparable executives in the Comparator Groups;
  •
  Recommendations from Semler Brossy; and
  •
  Recommendations from the CEO, in consultation with the Chief Human Resources Officer, for each Named Executive Officer other than the CEO.

There is no set schedule for base salary increases. Base salary increases are periodically provided based on competitive factors or in connection with an increase in responsibilities. Base salaries are generally targeted at approximately the median level for comparable executives in the Comparator Groups. The Committee set the base salaries of the Named Executive Officers in 2015 as follows:

Executive	2014 Base Salary (as of 12/31/2014)	2015 Base Salary (as of 12/31/2015)
Soren Schroder	$1,200,000	$1,300,000
Andrew Burke	$725,000	$725,000
Raul Padilla(1)	$711,486	$870,435
Brian Thomsen(2)	$775,621	$805,840
Gordon Hardie	$650,000	$700,000

(1)	Amounts shown have been converted from Brazilian reais to U.S. dollars at the exchange rate of 0.2523 U.S. dollars per Brazilian real as of December 31, 2015.
(2)	Amounts shown have been converted from Swiss francs to U.S. dollars at the exchange rate of 1.0073 U.S. dollars per Swiss franc as of December 31, 2015.

Salary increases for Messrs. Schroder, Padilla, Thomsen and Hardie reflect market competitive positioning for comparable positions in the Comparator Group. In Mr. Schroder's case, as part of ensuring a careful and successful CEO transition, the Committee set his initial base salary below market competitive levels to enable a phased review over time based on his performance.

The base salary earned by each Named Executive Officer is set forth in the "Salary" column of the Summary Compensation Table on page 57 of this proxy statement.

ANNUAL CASH INCENTIVE AWARDS

Drive achievement of short-term progress toward long-term value creation.    The Committee provides Named Executive Officers an opportunity to earn cash incentive awards under Bunge's Annual Incentive Plan, an annual, performance-based incentive plan that is available to a broad group of employees. The Annual Incentive Plan provides a cash incentive that is directly related to the achievement of predetermined financial and strategic measures, primarily based on a formula related to total Bunge, business unit and individual performance and contributions that drive annual results aligned with our long-term goals. Each Named Executive Officer's award is based 70% on financial performance and 30% on individual performance.

Target annual cash incentive award opportunities under the Annual Incentive Plan are established by the Committee using analyses of comparable executives in the Comparator Groups and based on a percentage of each Named Executive Officer's base salary. The Committee generally sets target annual cash incentive opportunities for Named Executive Officers at approximately the median level for comparable executives in the Comparator Groups. The following target annual incentive awards were established by the Committee for 2015:

Executive	2015 Target Annual Incentive as a Percent of Base Salary	2015 Target Annual Incentive Award Opportunity

Soren Schroder	160%	$2,080,000
Andrew Burke	100%	$725,000
Raul Padilla(1)	100%	$840,916
Brian Thomsen(2)	150%	$1,208,760
Gordon Hardie	100%	$700,000

(1)
Amounts shown have been converted from Brazilian reais to U.S. dollars at the exchange rate of 0.2523 U.S. dollars per Brazilian real as of December 31, 2015. Annual incentive target is based on prorated salary beginning March 1, 2015 of $840,916.

(2)
Amounts shown have been converted from Swiss francs to U.S. dollars at the exchange rate of 1.0073 U.S. dollars per Swiss franc as of December 31, 2015.

Threshold, target and maximum performance levels are heavily weighted towards the achievement of financial performance metrics. The actual annual incentive awards earned by each Named Executive Officer may be above, at, or below the established target level based on Company and/or business unit financial performance and the Named Executive Officer's individual performance metrics attained for the relevant year. In order to receive a partial incentive award under the Annual Incentive Plan, a threshold level of performance must be attained with respect to the performance metrics. If threshold performance levels are not achieved, no payout is made. Maximum performance levels provide an incentive to significantly enhance performance and are set at challenging levels. Incentive opportunities are subject to caps on the amounts that can be earned, so as not to encourage undue risk taking.

For 2015, the Named Executive Officers were eligible to receive an annual cash incentive award ranging from 0 percent to 250 percent of their target annual incentive award opportunity. Achievement of 250 percent of target requires both financial and individual performance at maximum levels, and is expected to be achieved in only rare circumstances.

Financial Performance Metrics

Reward achievement of earnings and capital efficiency targets.    For 2015, the Committee allocated Annual Incentive Plan metrics between (i) return on net assets ("RONA") for Bunge Limited as a whole and/or for the business unit for which a Named Executive Officer had primary responsibility and (ii) net income from continuing operations after non-controlling interest for Bunge Limited as a whole and/or EBIT of its business segments, based on the primary responsibilities of the Named Executive Officer. All Named Executive Officers have a portion of their annual incentive opportunity based on Bunge Limited performance as a whole. Target levels are aligned with the annual business plan and reflect the achievement of market competitive financial performance.

  •
  RONA measures the relationship between profits and the net assets used in our businesses. As Bunge operates in a number of capital intensive businesses, RONA allows us to measure management's ability and efficiency in using our assets to generate profits.

  •
  Net income from continuing operations after non-controlling interest (net income) measures profitability of ongoing business operations of Bunge Limited as a whole adjusted for non-controlling interests. The Committee views net income from continuing operations after non-controlling interest as a useful measure of the overall profitability of ongoing business operations.
  •
  EBIT measures earnings before interest and income tax expense. The Committee views EBIT as a useful measure of a business segment's performance without regard to its financing methods or capital structure. EBIT is a financial measure that is widely used by analysts and investors in Bunge's industries.

For 2015, the Committee established the following performance weightings under the Annual Incentive Plan. The weightings assigned to Mr. Padilla, Mr. Thomsen, and Mr. Hardie reflect their responsibility for their respective business segments.

Executive	Component Weighting		Business Unit or Segment Weighting		Net Income / EBIT	RONA	Strategic Objectives

Soren	Financial	70%	100%	Bunge Ltd.	43%	57%	0%

Schroder	Individual	30%					100%

Andrew	Financial	70%	100%	Bunge Ltd.	43%	57%	0%

Burke	Individual	30%					100%

Raul	Financial	70%	30%	Bunge Ltd.	43%	57%	0%
Padilla			70%	Bunge Brazil	43%	57%	0%

	Individual	30%					100%

Brian	Financial	70%	30%	Bunge Ltd.	43%	57%	0%
Thomsen			70%	Global Agribusiness	43%	57%	0%

	Individual	30%					100%

Gordon	Financial	70%	30%	Bunge Ltd.	43%	57%	0%
Hardie			70%	Global Food & Ingredients	43%	57%	0%

	Individual	30%					100%

The following table sets forth the threshold, target and maximum performance goals established for the financial metrics under the Annual Incentive Plan for 2015 and the actual results achieved against those metrics (dollar amounts are in millions of U.S.$):

Business Unit or Segment	Threshold	Target	Maximum	Actual

Bunge Ltd.
Net Income	$650.5	$986.9	$1,435.5	$755.8
RONA	4.7%	7.1%	10.4%	8.3%

Bunge Brazil
EBIT	$342.1	$519.0	$754.9	$633.3
RONA	4.2%	6.3%	9.2%	12.2%

Global Agribusiness
EBIT	$657.3	$997.2	$1,450.5	$1,152.4
RONA	4.9%	7.5%	10.9%	11.0%

Global Food & Ingredients
EBIT	$244.9	$371.5	$540.4	$166.5
RONA	6.4%	9.7%	14.1%	6.9%

Amounts used to determine performance against financial metrics are derived from our audited financial statements. Under the terms of the Annual Incentive Plan, the Committee may adjust actual results achieved, in its discretion, if it determines that such adjustment is appropriate to reflect unusual, unanticipated or non-recurring items or events. In calculating payouts for 2015 Annual Incentive Plan awards, the Committee made no adjustments to results achieved.

Individual Performance Metrics

Reward successful execution of strategic initiatives.  In addition to the attainment of financial metrics, each Named Executive Officer was evaluated on the achievement of individual performance objectives that generally relate to the achievement of specific aspects of our business plans and strategies, as well as other initiatives relating to the executive's position.

2015 Annual Incentive Award Determinations

Following completion of audited financial results for the prior fiscal year, the Committee reviews and approves the annual incentive awards based on the results achieved against financial metrics and individual performance metrics as described above.

The following table sets forth the actual incentive awards paid to each Named Executive Officer for performance achieved in 2015:

Executive	2015 Calculated Payout as a Percent of Target	2015 Actual Annual Incentive
Soren Schroder	129%	$2,680,000
Andrew Burke	126%	$910,000
Raul Padilla(1)	181%	$1,523,892
Brian Thomsen(2)	177%	$2,135,476
Gordon Hardie	87%	$610,000

(1)
Amounts shown have been converted from Brazilian reais to U.S. dollars at the exchange rate of 0.2523 U.S. dollars per Brazilian real as of December 31, 2015. Annual incentive target is driven off of prorated salary earned during the year of $840,916.
(2)
Amounts shown have been converted from Swiss francs to U.S. dollars at the exchange rate of 1.0073 U.S. dollars per Swiss franc as of December 31, 2015.

The actual amount awarded to each Named Executive Officer is also set forth in the "Non Equity Incentive Plan Compensation" column of the Summary Compensation Table on page 57 of this proxy statement.

Supplemental Annual Performance-Based Cash Awards

Reflects unique responsibilities for trading businesses.  Brian Thomsen, in his dual role as Managing Director, Bunge Global Agribusiness and CEO, Bunge Product Lines, participated in two performance-based annual incentive opportunities in 2015. As Managing Director, Bunge Global Agribusiness, Mr. Thomsen participated in the Annual Incentive Plan, consistent with other Named Executive Officers as described above. In addition, to reflect his responsibilities as CEO, Bunge Product

Lines, Mr. Thomsen also participated in a supplemental annual incentive award opportunity based on the trading profits earned by Bunge's agribusiness product lines.

This supplemental annual incentive award opportunity is linked directly to the achievement of pre-established performance objectives aligned with the long-term success and strategic goals of our agribusiness product lines. The award is intended to align the compensation we provide for this position with that provided to comparable executives in commodity trading environments in the Comparator Groups. The award payout is based on actual performance achieved by the product lines, and in order to receive an award payout, a threshold performance level must be achieved. Mr. Thomsen was eligible to receive a supplemental annual incentive award opportunity ranging from 0 percent to 250 percent of his target award for 2015. The target award was 150% of base salary or $1,208,760, converted from Swiss francs to U.S. dollars at the exchange rate of 1.0073 U.S. dollars per Swiss franc as of December 31, 2015.

The performance metric used for the supplemental annual incentive award opportunity was Risk Adjusted Profit. We define Risk Adjusted Profit as the aggregate profits generated from our global risk management activities in the agribusiness product lines (based on adjusted earnings before interest and taxes), after applying working capital and risk capital charges to take into account the amount of capital utilized and the underlying risk taken during the year.

The following table sets forth the threshold, target and maximum performance and award opportunities that the Committee established for 2015:

Award Level	2015 Risk Adjusted Profit(1)	Percentage of Target

Below Threshold	Less than $210 million	0%
Threshold	$210 million	50%
Target	$280 million	100%
Maximum	$420 million	250%

(1)
Results between award levels are interpolated.

In order to ensure results are sustainable and to mitigate inappropriate risk taking, the Committee requires that a portion of the supplemental annual incentive award payout be deferred over a two year period and be at risk based on future performance of the agribusiness product lines. Amounts deferred are eligible to be paid out in two annual installments, subject to reduction or forfeiture in the event of (i) a cumulative annual risk management loss for the agribusiness product lines during the deferral period; (ii) an executive's resignation of employment for any reason; or (iii) an executive's termination of employment for "cause."

In February 2016, the Committee determined that the Risk Adjusted Profit for the 2015 performance period was $471.6 million and awarded Mr. Thomsen $3,021,900 as set forth in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table on page 57 of this proxy statement. Payment of $1,336,687 of the award is deferred and will be paid out in two installments on March 31, 2017 and March 31, 2018, subject to the terms and conditions discussed above.

LONG-TERM INCENTIVE COMPENSATION

Aligns majority of pay with shareholder interests.  Named Executive Officers are eligible to receive long-term equity based incentive awards under Bunge's 2009 Equity Incentive Plan (the "Equity Incentive Plan"). The long-term equity based incentive element of our executive compensation program is designed to provide Named Executive Officers with a continuing stake in our long-term success and serves as an important retention tool. We further emphasize equity ownership by senior executives through the share ownership guidelines described on page 52 of this proxy statement.

Pursuant to the Equity Incentive Plan, the Committee primarily grants long-term incentive awards to Named Executive Officers in the form of:

  •
  Non-qualified stock options; and
  •
  Restricted stock units that vest upon the achievement of certain pre-established performance metrics over a specified performance period (PBRSUs).

Grants are generally made in the first quarter of each year, when compensation decisions for the year are made and after the public release of Bunge's year end audited financial results. In limited, special situations, equity awards may be granted at other times in the event of a new hire, promotion, for retention purposes or to recognize exceptional performance.

In 2015, the Committee targeted to grant Named Executive Officers an equal mix in value of stock options and PBRSUs to further reinforce the performance driven nature of our executive compensation program by focusing on both the strategic drivers and the achievement of enhanced long-term shareholder value. The Committee targets the value of the long-term incentive awards granted to the Named Executive Officers to provide total compensation opportunities that approximate the median of comparable executives in the Comparator Groups.

The Committee also considers the following factors in determining the type and amount of long-term incentive awards:

  •
  Potential shareholder dilution;
  •
  Share overhang (defined as the number of shares available for grant, plus outstanding stock option and restricted stock unit awards);
  •
  Paper gains on outstanding long-term incentive awards; and
  •
  Projected cost and accounting expense on Bunge's earnings.

In 2015, the Committee granted the following long-term incentive award amounts to Named Executive Officers:

Executive	2015 Total Long-Term Incentive Award Value

Soren Schroder	$6,017,420
Andrew Burke	$1,553,334
Raul Padilla	$1,749,250
Brian Thomsen	$1,553,334
Gordon Hardie	$1,553,334

The actual amount awarded to each Named Executive Officer is also set forth in the "Stock Awards" and "Option Awards" columns of the Summary Compensation Table on page 57 of this proxy statement.

Stock Option Awards

Rewards stock price appreciation.    Stock option awards reflect the pay for performance principles of our executive compensation program by directly linking long-term incentives to stock price appreciation. Stock options have value only if the trading price of Bunge's common shares exceeds the exercise price of the stock option. Stock options also help us maintain competitive compensation levels and retain executive talent through a multi-year vesting schedule. Stock options generally vest in three equal annual installments following the option grant date and remain exercisable until the tenth anniversary of the grant. Pursuant to the terms of the Equity Incentive Plan, the Committee sets the exercise price of a stock option based on the average of the high and low sale prices of Bunge's common shares on the NYSE on the date of grant.

On February 26, 2015, the Committee approved the grant of stock options to the Named Executive Officers effective February 27, 2015 (the grant date) with an exercise price equal to the average of the high and low sale prices of Bunge's common shares on the grant date. It is the Committee's practice to authorize annual grants of equity based incentive compensation awards, including stock options, effective as of the day immediately following the date the Committee meets to authorize the grant of awards. For expense purposes, stock options are valued using a Black Scholes option pricing model. As mentioned above, the Committee targeted to deliver 50% of the value of the 2015 long-term incentive award in stock options.

Information regarding the grant date fair value and the number of stock options awarded to each Named Executive Officer in 2015 is set forth in the Grants of Plan Based Awards Table on page 59 of this proxy statement.

Performance-Based Restricted Stock Unit Awards

Rewards achievement of long-term value drivers (EPS and ROIC) and stock price appreciation.

2015-2017 Award Decisions.  PBRSUs are tied to Bunge's long-term performance to ensure that Named Executive Officer pay is directly linked to the achievement of sustained long-term operating performance. Reflective of the desire to balance earnings growth and efficient use of capital, the Committee has chosen to base earning of the awards on an equal blend of three year cumulative EPS and three year average ROIC. The Committee considers EPS and ROIC key drivers of shareholder value, and fundamental to long-term value creation.

On February 26, 2015, the Committee approved the grant of PBRSUs for the 2015-2017 performance period, effective February 27, 2015 (the grant date). Payouts of the PBRSUs, if any, will generally be subject to the Named Executive Officer's continued employment with Bunge through the vesting date (generally, the third anniversary of the grant date) and will be based (i) 50% on Bunge's achievement of cumulative, diluted EPS targets and (ii) 50% on Bunge's achievement of average ROIC targets established by the Committee on the grant date. Upon vesting, each PBRSU is settled with a Bunge common share. In addition, dividend equivalents are paid in Bunge common shares on the date that PBRSUs are otherwise paid out, based on the number of shares vesting. However, in no event will dividend equivalents be paid on any shares in excess of the target award granted.

We define diluted EPS as Bunge's earnings per share from continuing operations calculated using fully diluted common shares outstanding as reflected in our reported audited financial statements. In setting the 2015-2017 EPS targets, the Committee considered various long-term growth rates and chose to apply a competitive long-term annual rate of 8.5% to prior years' adjusted EPS to obtain the three year cumulative target. ROIC targets are established at levels that are intended to incentivize continuous improvement of ROIC over the award period.

Based on the above factors, the Committee set threshold, target and maximum award levels for the 2015-2017 performance period in accordance with the table below:

Award Level	Cumulative 3-Year Diluted EPS 50% Weighting	3-Year Average ROIC 50% Weighting	Percent of Award Vesting

Below Threshold	Less than $17.00	Less than 5.8%	0%
Threshold	$17.00	5.8%	50%
Target	$21.25	7.0%	100%
Maximum	$29.75	8.0%	200%

As mentioned above, the Committee targeted to deliver 50% of the value of the 2015 long-term incentive award in PBRSUs. Information regarding the fair market value and number of PBRSUs that the Named Executive Officers may earn at the end of the 2015-2017 performance period, subject to satisfaction of the performance metrics described above, is shown in the Grants of Plan Based Awards Table on page 59 of this proxy statement.

2013-2015 PBRSU Award Determinations.  Each year, following the end of a three year PBRSU performance cycle, the Committee reviews and certifies the performance attained based on our reported audited financial statements, subject to the Committee's discretion under the Equity Incentive Plan to adjust such results for non-recurring charges and other one-time events. Each PBRSU that vests is settled with a Bunge common share.

In February 2016, the Committee reviewed and certified achievement of the performance metrics for the PBRSUs granted on March 5, 2013 for the 2013-2015 performance period. One hundred percent of the 2013-2015 awards vest based on three year cumulative fully diluted EPS from continuing operations. In prior years, the Committee made the determination to apply adjustments to both the 2013 and 2014 Annual Incentive Plan awards and the 2013-2015 PBRSU awards. The Committee determined these adjustments appropriate in light of their non-operating and unanticipated nature and based on the continuing process to explore strategic alternatives for Bunge's sugar milling assets. The Committee made the following non-operating adjustments to the calculation of EPS:

  •
  Include $250 million relating to the sale of our Brazilian fertilizer blending and distribution assets in 2013.
  •
  Exclude $521 million of non-cash charges relating to deferred tax assets in Brazil in 2013.

  •
  Remove a charge of $132 million related to certain state tax credits in Brazil as a result of a Brazilian Supreme Court ruling in 2014.
  •
  Exclude an asset impairment and restructuring charge of $133 million related to the Brazilian sugar milling business in 2014.

The following table shows the results for the 2013-2015 performance cycle:

Performance Metric	Threshold	Target	Maximum	Actual(1)

Cumulative 3-year diluted EPS from continuing operations	$16.01	$20.79	$27.03	$16.20

(1)
Annual results of $6.61 in 2013 (as adjusted), $4.75 in 2014 (as adjusted), and $4.84 in 2015.

Based on the Committee's assessment, 52% of the target number of PBRSU's was earned, representing 39% of the target value granted in 2013. Each of the Named Executive Officers received the following in settlement of their earned awards for the 2013-2015 performance period:

Executive	Number of Bunge Common Shares	Fair Market Value on Vesting Date(1) ($55.19)

Soren Schroder	6,617	$365,192
Andrew Burke	5,200	$286,988
Raul Padilla	5,200	$286,988
Brian Thomsen	832	$45,918
Gordon Hardie	3,484	$192,282

(1)
Represents the average of the high and low sale prices of Bunge's common shares on the New York Stock Exchange on the vesting date March 5, 2016. The average of the high and low sale prices of Bunge's common shares on the NYSE on March 5, 2016 was $55.19.

The value and number of PBRSUs that the Named Executive Officers earned for the 2013-2015 performance period are also shown in the "Stock Awards" columns of the Option Exercises and Stock Vested Table on page 61 of this proxy statement.

Other Equity Awards

Limited use for retention and special recognition.  From time to time, the Committee may grant time based RSU awards for special, limited purposes that further our business objectives, such as to recognize exceptional performance; promotions; and as inducement to new hires in recognition of compensation forgone at a previous employer. Time based RSU awards generally vest based on an employee's continued employment during the vesting period and have no value unless the employee remains employed on the applicable vesting date. Award sizes and vesting dates vary to allow flexibility in connection with the specific award and the circumstances underlying the grant of the award. In addition, dividend equivalents are accrued and are paid out in Bunge common shares on the date the underlying time based RSU award otherwise vests and is settled.

In 2014, the Committee committed to limiting the use of supplemental time based restricted stock unit awards to maintain our emphasis on performance-based equity awards. Since 2013, the Committee has not granted any time based RSU awards to our Named Executive Officers.

RETIREMENT AND EXECUTIVE BENEFITS

Competitively address basic health, welfare and retirement income needs.  Bunge provides employees with a wide range of retirement and other employee benefits that are designed to assist in attracting and retaining employees critical to Bunge's long-term success and to reflect the competitive practices of the companies in the Peer Group. Named Executive Officers are eligible for retirement benefits under the following plans: (i) Bunge U.S. Pension Plan; (ii) Bunge Excess Benefit Plan; (iii) Bunge U.S. supplemental executive retirement plan ("SERP"); (iv) Bunge Retirement Savings Plan; and (v) Bunge Excess Contribution Plan. Our executive compensation program also provides Named Executive Officers with limited perquisites and personal benefits. The Committee, in consultation with Semler Brossy, periodically reviews the benefits provided to the Named Executive Officers to ensure competitiveness with market practices.

Retirement Plans

The U.S. Pension Plan is a tax qualified retirement plan that covers substantially all U.S. based salaried and non-union hourly employees. Each U.S. based Named Executive Officer is eligible to participate in the plan. All employees whose benefits are limited by the Internal Revenue Code, including the Named Executive Officers, are eligible to participate in the Excess Benefit Plan. In addition, each U.S. based Named Executive Officer is eligible to participate in the SERP. The U.S. Pension Plan, SERP and Excess Benefit Plan are described in the narrative following the Pension Benefits Table on page 62 of this proxy statement, and the estimated annual normal retirement benefits payable to the Named Executive Officers (determined on a present value basis) are set forth in the Pension Benefits Table on page 62 of this proxy statement.

Each Non U.S. based Named Executive Officer is eligible to participate in a statutory retirement plan that covers substantially all employees who are employed in the country where the Named Executive Officer is based. Amounts contributed by Bunge to such plans are set forth in the "All Other Compensation" column of the Summary Compensation Table on page 57 of this proxy statement.

401(k) Plan and Excess Contribution Plan

The Retirement Savings Plan is a tax qualified retirement plan that covers substantially all U.S. based salaried and non-union hourly employees. Each U.S. based Named Executive Officer is eligible to participate in the plan. All employees whose benefits are limited by the Internal Revenue Code, including the Named Executive Officers, are eligible to participate in the Excess Contribution Plan. The Retirement Savings Plan and the Excess Contribution Plan are described in the narrative following the Nonqualified Deferred Compensation Table on page 64 of this proxy statement.

Company matching contributions allocated to the Named Executive Officers under the Retirement Savings Plan and the Excess Contribution Plan are shown in the "All Other Compensation Total" column of the Summary Compensation Table on page 57 of this proxy statement.

Health and Welfare Plans

Active employee benefits such as medical, dental, life insurance and disability coverage are available to U.S. employees through Bunge's flexible benefits plan. Employees contribute toward the cost of the flexible benefits plan by paying a portion of the premium costs on a pre-tax basis. Long-term disability coverage can be paid on an after tax basis at the employee's option.

Perquisites and Executive Benefits

It is the Committee's practice to limit special perquisites and executive benefits provided to the company's executives. The Committee periodically reviews the perquisites provided to Bunge's executive officers under our executive compensation program. Under the current policy, Bunge provides U.S. based executive officers, including the Named Executive Officers, with a limited annual perquisite allowance of $9,600. Non-U.S. Named Executive Officers are provided with an automobile allowance in accordance with company programs and local market practices.

SEVERANCE AND CHANGE OF CONTROL BENEFITS

Focus executives on shareholder interests during periods of uncertainty.  Our executive compensation program is designed to provide for the payment of severance benefits to our Named Executive Officers upon certain types of employment terminations. Providing severance and change of control benefits assists Bunge in attracting and retaining executive talent and reduces the personal uncertainty that executives are likely to feel when considering a corporate transaction. These arrangements also provide valuable retention incentives that focus executives on completing such transactions, thus enhancing long-term shareholder value. The Named Executive Officers are provided with severance benefits under individual arrangements.

Mr. Schroder is the only Named Executive Officer with change of control severance protections. His employment agreement contains a "double trigger" vesting requirement for the payment of severance benefits, meaning that both a change of control must occur and his employment must also be terminated under certain specified circumstances before he is entitled to any severance payment. All unvested equity awards are also subject to double trigger vesting upon a change of control.

None of our employment agreements or other compensation arrangements provide for a golden parachute excise tax gross up.

The terms of the individual arrangements and a calculation of the estimated severance benefits payable to each Named Executive Officer under their respective arrangements are set forth under the Potential Payments Upon Termination of Employment or Change of Control table beginning on page 67 of this proxy statement.

COMPENSATION GOVERNANCE

The Committee maintains and is committed to a policy of strong corporate governance. The principal governance elements of our executive compensation program are described in further detail below.

EXECUTIVE COMPENSATION RECOUPMENT POLICY

Mitigate unnecessary risk taking that may have adverse impact on Bunge.  The Committee has adopted a recoupment policy ("clawback") with respect to executive compensation. The policy provides that, if the Board or an appropriate committee thereof determines that an executive officer or other senior executive has engaged in any fraud or misconduct that caused or was a significant contributing factor to Bunge having to restate all or a portion of its financial statement(s), the Board or committee shall take such actions as it deems appropriate to remedy the misconduct and prevent its recurrence.

The actions that may be taken against a particular executive include:

  •
  Requiring reimbursement of any bonus or incentive compensation paid to the executive;
  •
  Causing the cancellation of any equity based awards granted to the executive;
  •
  Seeking reimbursement of any gains realized on the disposition or transfer of any equity based awards, if and to the extent that, (i) the amount of compensation was calculated based upon the achievement of certain financial results that were subsequently reduced due to a restatement, (ii) the executive engaged in fraud or misconduct that caused or significantly contributed to the restatement and (iii) the amount of the compensation that would have been awarded to or received by the executive had the financial results been properly reported would have been lower than the amount actually awarded or received.

Any recoupment under this policy is in addition to any other remedies that may be available to Bunge under applicable law.

The Committee will review the Executive Compensation Recoupment Policy in connection with rules on executive compensation recoupment that are anticipated to be issued under the Dodd Frank Wall Street Reform and Consumer Protection Act to determine if the policy should be revised.

SHARE OWNERSHIP GUIDELINES

Ensure appropriate level of long-term wealth tied to shareholder returns.  To further align the interests of senior management with our shareholders, the Board maintains share ownership guidelines that require executive officers to hold significant amounts of Bunge common shares. Executive officers are expected to meet minimum ownership guidelines within five years from the date the executive is hired or appointed to a covered title, as applicable. The guideline applicable to senior executives is based on a multiple of base salary.

  •
  Chief Executive Officer – 6 times base salary.
  •
  Other Named Executive Officers – 3 times base salary.

The Committee reviews the progress of the Named Executive Officers toward meeting the ownership guidelines annually. In the event of financial hardship or other good cause, the Committee may approve exceptions to the share ownership guidelines as the Committee deems appropriate. For a description of the ownership guidelines applicable to our non-employee directors, see "Director Compensation" on page 26 of this proxy statement.

The following count towards meeting the ownership guideline: (i) shares directly or indirectly beneficially owned by the executive; (ii) shares underlying hypothetical share units held under Bunge's deferred compensation plans; (iii) 50% of the value of unvested time based RSUs; and (iv) 50% of the difference between the exercise price of a vested, in the money stock option and the fair market value of a Bunge common share. Unvested stock options and unearned PBRSUs do not count toward achievement of the guidelines.

Executive officers, including the Named Executive Officers, are required to hold 50% of the net shares acquired through long-term incentive plans (such as stock options or PBRSUs) until the guidelines are met. If the initial ownership period has lapsed, and the minimum ownership guideline is not met, executive officers are required to hold 100% of net shares acquired until the guideline is met.

To further encourage a long-term commitment to Bunge's sustained performance, executive officers are prohibited from hedging, pledging or using their common shares as collateral for margin loans.

TAX DEDUCTIBILITY OF COMPENSATION

Optimize tax deductibility in keeping with compensation philosophy.  When determining compensation, the Committee considers all relevant factors that may impact Bunge's financial performance, including tax and accounting rules such as the regulations under Section 162(m) of the Internal Revenue Code. Section 162(m) generally precludes a public corporation from taking a deduction for compensation in excess of $1 million with respect to each of the Named Executive Officers (excluding the chief financial officer). An exception to this limitation is if the compensation is considered "qualified performance-based compensation" within the meaning of Section 162(m).

Although our executive compensation program seeks to maximize the tax deductibility of compensation payable to the Named Executive Officers by having such compensation qualify as qualified performance-based compensation, the Committee retains full discretion to compensate Named Executive Officers in a manner intended to promote varying corporate goals, including attracting, retaining and rewarding such officers. Therefore, the Committee may award compensation that is not deductible under Section 162(m) if it believes it will contribute to the achievement of Bunge's business objectives.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the preceding "Compensation Discussion and Analysis" with management. Based on such review and discussions, the Compensation Committee recommended to the board that the Compensation Discussion and Analysis be included in this proxy statement and be included in Bunge Limited's Annual Report on Form 10-K for the year ended December 31, 2015.

Members of the Compensation Committee
Ernest G. Bachrach, Chairman
Bernard de La Tour d'Auvergne Lauraguais
Andrew Ferrier
L. Patrick Lupo
John E. McGlade

COMPENSATION AND RISK

We believe our compensation programs are designed to establish an appropriate balance between risk and reward in relation to Bunge's overall business strategy. To that end, the Compensation Committee has conducted a compensation risk assessment, with the assistance of management. Semler Brossy, the Committee's independent compensation consultant, has reviewed this assessment at the Committee's request. The risk assessment focused on our executive compensation program, as these are the employees whose actions are most likely to expose Bunge to significant business risk. The relevant features of the executive compensation program that mitigate risk are as follows:

  •
  The program utilizes annual and long-term financial performance goals that are tied to key measures of short term and long-term performance that drive shareholder value, and targets are set with a reasonable amount of stretch that should not encourage imprudent risk taking.
  •
  The Committee sets target awards under the executive compensation program following the receipt of advice and industry benchmarking surveys provided by Semler Brossy.
  •
  The annual incentive and long-term equity based compensation program awards are tied to several performance metrics to reduce undue weight on any one measure.
  •
  The annual incentive program's performance metrics appropriately balance focus on generating absolute profits and efficiently managing assets.
  •
  The use of non-financial performance factors in determining the actual payout of annual incentive compensation serves as a counterbalance to the quantitative performance metrics.
  •
  The executive compensation program is designed to deliver a significant portion of compensation in the form of long-term incentive opportunities, which focuses executives on the long-term success of Bunge and discourages excessive focus on annual results.
  •
  The equity incentive program uses a balanced mix of stock options and performance-based restricted stock units that vest over a number of years to ensure that employees are focused on maximizing long-term shareholder value and financial performance and to mitigate the risks associated with the exclusive use of stock price based awards.
  •
  The performance metrics for the performance-based restricted stock units are based on overall Bunge performance over a three year period, reducing incentives to maximize one business unit's results and focusing on sustainable performance over a three year cycle rather than any one year.
  •
  Maximum awards that may be paid out under the annual incentive and equity incentive programs are subject to appropriate caps and the Committee retains the discretion to reduce payouts under the plans.
  •
  Bunge has adopted share ownership guidelines that further align the long-term interests of executives with those of our shareholders, as well as restrictions on hedging, holding Bunge common shares in a margin account and using Bunge common shares as collateral for loans, which seek to discourage a short term stock price focus.
  •
  Bunge has adopted an executive compensation recoupment policy for senior executives, as discussed in "Executive Compensation Recoupment Policy" on page 52 of this proxy statement.

Additionally, as part of its risk assessment, the Committee also reviewed Bunge's compensation program for employees who engage in trading and related activities within Bunge, whom we refer to collectively as global product line team members. Global product line team members have compensation risk higher than that of the overall employee population in that part of their compensation is linked to the profitability of their trading activities. In order to address and mitigate the potential risks associated with the compensation program for global product line team members, Bunge has implemented the following features:

  •
  Annual incentive compensation is not granted on a formulaic basis and the Committee retains the discretion to determine appropriate compensation levels for each participant as well as the size of the overall program based on the performance of the individual, the product line and the company as a whole.
  •
  Global product line team members generally participate in the broad performance-based compensation programs for Bunge employees, including the annual incentive and equity incentive programs, which diversifies these employees' focus on performance beyond their individual product lines and aligns a significant portion of their compensation with the performance of the overall company or larger business unit.
  •
  Global product line incentive performance is determined after applying working capital and risk capital charges to ensure that performance is adjusted for the amount of capital utilized and underlying risk taken.
  •
  Global product line team members are subject to the deferral of a substantial portion of their annual incentive compensation for multiple years, with Bunge retaining the right to "recoup" the deferred amounts if the applicable product line incurs an operating loss in a subsequent year. This recoupment feature promotes retention, encourages participants to focus on sustained, superior long-term performance and helps discourage excessive risk taking behavior.

The Committee also reviewed the supplemental annual incentive award opportunity for the CEO, Bunge Product Lines, as discussed in "Supplemental Annual Performance-based Cash Awards" on page 44 of this proxy statement. As this incentive arrangement is materially consistent with the design of the compensation program for global product line team members, the risk mitigating factors that are listed above also apply to this supplemental annual incentive arrangement. As an additional risk mitigator, Bunge has implemented a payout cap of 250% of the annual incentive award target.

Lastly, as part of its risk assessment, the Committee reviewed certain other trading compensation programs maintained by Bunge. These programs are based on a funded pool approach with the pool being tied to a percentage of relevant gross trading profit. Participants in these programs are not eligible for awards under Bunge's Annual Incentive Plan or Bunge's Equity Incentive Plan as their total incentive opportunity is directly tied to their trading performance. In order to address and mitigate the potential risk associated with these programs, Bunge has implemented the following features:

  •
  A risk oversight/governance process, including a committee that is responsible for the oversight of the participants and program arrangements.
  •
  Daily and monthly drawdown limits that trigger a review by the risk oversight/governance committee.
  •
  Daily value at risk limits and cumulative loss limits.
  •
  Risk capital charges to ensure that performance is adjusted for the underlying risk taken.
  •
  A deferral and recoupment feature should a participant incur a trading loss in a subsequent year.

The Committee reviewed and discussed the findings of the risk assessment and believes that our compensation programs are appropriately balanced and do not motivate employees to take risks that are reasonably likely to have a material adverse effect on Bunge.

Compensation Tables

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation of our CEO, our Chief Financial Officer and the other three most highly compensated executive officers (the "Named Executive Officers") who were serving as executive officers as of December 31, 2015.

Name and Position Held	Year	Salary ($) (1)		Bonus ($)	Stock Awards ($) (2)(3)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (4)		Change in Pension Value & Non-Qualified Deferred Compensation Earnings ($) (5)	All Other Compensation Total ($) (6)		Total ($) (7)
Soren Schroder	2015	$1,283,333		—	$3,512,240	$2,505,180	$2,680,000		$729,657	$56,467		$10,766,877
Chief Executive Officer	2014	$1,166,667		—	$2,980,125	$3,186,000	$1,740,000		$986,188	$53,959		$10,112,939
	2013	$854,167		—	$2,945,847	$1,028,816	$1,320,000		$161,349	$201,113		$6,511,292
Andrew J. Burke	2015	$725,000		—	$906,648	$646,686	$910,000		$441,933	$38,633		$3,668,900
Chief Financial Officer	2014	$720,833		—	$874,170	$934,560	$670,000		$806,586	$34,400		$4,040,549
	2013	$700,000		—	$1,746,755	$808,500	$900,000		$207,814	$28,200		$4,391,269
Raul Padilla	2015	$813,997	(8)	—	$1,021,000	$728,250	$1,523,892	(8)	—	$84,810	(8)	$4,188,448
CEO, Bunge Brazil and	2014	$920,967		—	$874,170	$934,560	$1,324,627		$432,941	$531,978		$5,019,243
Managing Director,	2013	$850,000		—	$743,300	$808,500	$2,652,000		$338,325	$34,200		$5,426,325
Sugar & Bioenergy
Brian Thomsen(9)	2015	$800,804	(10)	—	$906,648	$646,686	$5,157,376	(10)(11)	—	$129,216	(10)	$7,640,730
Managing Director,	2014	$653,859		$404,449	$1,166,499	$1,226,592	$889,788		—	$89,383		$4,430,570
Global Agribusiness,
and CEO, Bunge
Product Lines
Gordon Hardie	2015	$691,667		—	$906,648	$646,686	$610,000		$171,025	$20,828		$3,046,854
Managing Director,	2014	$633,330		—	$754,965	$807,120	$750,000		$200,293	—		$3,145,708
Food and Ingredients	2013	$550,000		—	$758,166	$539,000	$470,000		$57,730	—		$2,374,896

(1)
Reflects annual increases in salary that took effect during 2015. Annual base salaries as of December 31, 2015 are as described on page 40 of this proxy statement.
(2)
The amounts shown reflect the aggregate full grant date fair value for equity awards for financial reporting purposes in accordance with ASC Topic 718 (without any reduction for risk of forfeiture) as determined based on applying the assumptions used in Bunge's audited financial statements. See Note 24 to the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2015 (the "Form 10-K") regarding assumptions underlying the valuation of equity awards. Amounts reported for these awards may not represent the amounts that the Named Executive Officers will actually realize from the awards. Whether, and to what extent, a Named Executive Officer realizes value will depend on Bunge's actual operating performance, stock price fluctuations and the Named Executive Officer's continued employment.
(3)
Based on the full grant date fair value of the performance based restricted stock units granted on February 27, 2015, the following are the maximum payouts, assuming the maximum level of performance is achieved: Mr. Schroder, $7,024,480; Mr. Burke, $1,813,296; Mr. Padilla, $2,042,000; Mr. Thomsen, $1,813,296; and Mr. Hardie, $1,813,296. For additional information on these awards, see "Compensation Discussion and Analysis" beginning on page 29 of this proxy statement.
(4)
Incentive compensation awards under the Annual Incentive Plan for the 2015 fiscal year that were paid in March 2016. For Mr. Thomsen, also includes a supplemental performance based incentive as described in footnote (11) of this table.
(5)
The aggregate change in the actuarial present value of the accumulated pension benefit as shown in the Pension Benefits Table from year to year. Importantly, the change in pension value is not currently paid to an executive as compensation, but is a measurement of the change in actuarial present value from the prior year. For information about the assumptions used, see the Pension Benefits Table on page 62 of this proxy statement. The amount attributable to Mr. Padilla in 2015 was negative $12,576 and thus is not reportable in this column. There are no above market or preferential earnings with respect to non-qualified deferred compensation arrangements.

(6)
Mr. Schroder received Company matching contributions to his 401(k) Plan account of $10,600 and to his Excess 401(k) Plan account of $36,267. Mr. Burke received Company matching contributions to his 401(k) Plan account of $10,600 and to his Excess 401(k) Plan account of $18,433. Mr. Padilla received a Company contribution to a statutory retirement plan of $66,250 and an automobile maintenance allowance of $18,560. Mr. Thomsen, in connection with his overseas employment received an automobile allowance of $21,758, a health insurance allowance of $11,362 and a Company contribution to a statutory retirement plan of $96,096 as required by Swiss law. Mr. Hardie received a relocation allowance of $11,228 in connection with his secondment. In addition, Mr. Schroder, Mr. Burke, and Mr. Hardie received an annual perquisite allowance of $9,600.
(7)
As required by SEC rules, "Total" represents the sum of all columns in the table.
(8)
Amounts shown have been converted from Brazilian reais to U.S. dollars at the exchange rate of 0.2523 U.S. dollars per Brazilian real as of December 31, 2015.
(9)
Mr. Thomsen was not a Named Executive Officer in 2013.
(10)
Amounts shown have been converted from Swiss francs to U.S. dollars at the exchange rate of 1.0073 U.S. dollars per Swiss franc as of December 31, 2015.
(11)
In addition to awards under the Annual Incentive Plan for the 2015 fiscal year, includes $3,021,900 in supplemental performance based incentive, a portion of which was paid in cash in March 2016, as described on page 45 of this proxy statement. $1,336,687 of the supplemental award is mandatorily deferred and will be paid out in two installments on March 31, 2017 and March 31, 2018, subject to reduction or forfeiture. Amounts deferred are included in the Nonqualified Deferred Compensation Table on page 64 of this proxy statement.

GRANTS OF PLAN BASED AWARDS TABLE

The following table sets forth information with respect to awards under our Annual Incentive Plan and Equity Incentive Plan to the Named Executive Officers for the fiscal year ended December 31, 2015.

									All Other
		Estimated Future Payouts			Estimated Future Payouts				Options
		Under Non-Equity Incentive			Under Equity Incentive			All Other	Awards:			Grant Date
		Plan Awards			Plan Awards			Stock	Number of	Exercise		Fair Value
		(1)			(2)			Awards:	Securities	or Base	Closing	of Stock
								Number of	Underlying	Price of	Price on	and Option
								Shares or	Options	Option	Grant	Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#)	(3) (#)	Awards ($/Sh)	Date ($)	(4) ($)

Soren Schroder
2015 AIP	2/26/2015	$832,000	$2,080,000	$5,200,000
2015 LTIP—PBRSUs	2/27/2015				21,500	43,000	86,000				$81.78	$3,512,240
2015 LTIP—Stock Options	2/27/2015								129,000	$81.68	$81.78	$2,505,180
Andrew J. Burke
2015 AIP	2/26/2015	$290,000	$725,000	$1,812,500
2015 LTIP—PBRSUs	2/27/2015				5,550	11,100	22,200				$81.78	$906,648
2015 LTIP—Stock Options	2/27/2015								33,300	$81.68	$81.78	$646,686
Raul Padilla
2015 AIP	2/26/2015	$336,366	$840,916	$2,102,290
2015 LTIP—PBRSUs	2/27/2015				6,250	12,500	25,000				$81.78	$1,021,000
2015 LTIP—Stock Options	2/27/2015								37,500	$81.68	$81.78	$728,250
Brian Thomsen
2015 AIP	2/26/2015	$483,504	$1,208,760	$3,021,900
2015 Supplemental Annual Cash	5/18/2015	$604,380	$1,208,760	$3,021,900
2015 LTIP—PBRSUs	2/27/2015				5,550	11,100	22,200				$81.78	$906,648
2015 LTIP—Stock Options	2/27/2015								33,300	$81.68	$81.78	$646,686
Gordon Hardie
2015 AIP	2/26/2015	$280,000	$700,000	$1,750,000
2015 LTIP—PBRSUs	2/27/2015				5,550	11,100	22,200				$81.78	$906,648
2015 LTIP—Stock Options	2/27/2015								33,300	$81.68	$81.78	$646,686

(1)
Represents the range of annual cash incentive award opportunities under the Company Annual Incentive Plan and supplemental annual performance-based cash awards. The minimum potential payout for each of the Named Executive Officers was zero. The performance period began on January 1, 2015 and ended on December 31, 2015. For additional discussion, see "Annual Cash Incentive Awards" on page 41 of this proxy statement.
(2)
Represents the range of shares that may be released at the end of the January 1, 2015 – December 31, 2017 performance period for performance based restricted stock units ("PBRSUs") awarded under the Company's 2009 Equity Incentive Plan ("EIP"). The minimum potential payout for each of the Named Executive Officers under the PBRSUs is zero. Payment of the award is subject to the achievement of certain Company financial metrics during the performance period. For additional discussion, see "Performance-Based Restricted Stock Unit Awards" on page 47 of this proxy statement.
(3)
On February 26, 2015, the Compensation Committee granted stock options to the Named Executive Officers effective as of February 27, 2015. Under the EIP, the exercise price of the stock options was determined based on the average of the high and low sale prices of Bunge's common shares on the New York Stock Exchange on the grant date of the options, February 27, 2015. The average of the high and low sale prices of Bunge's common shares on the NYSE on February 27, 2015 was $81.68. February 27, 2015 is the grant date of the stock options for purposes of ASC Topic 718. The stock options vest in three equal annual installments on each of the first three anniversaries of the date of grant and generally remain exercisable until the tenth anniversary of the date of grant.
(4)
This column shows the full grant date fair value of PBRSUs and stock options under ASC Topic 718 granted to the Named Executive Officers in 2015. Generally, the full grant date fair value is the amount the Company would expense in its financial statements over the award's vesting schedule. See Note 24 to the audited consolidated financial statements in our Annual Report on Form 10-K regarding assumptions underlying valuation of equity awards.

OUTSTANDING EQUITY AWARDS TABLE

The following table sets forth information with respect to all outstanding equity awards held by the Named Executive Officers as of December 31, 2015.

	Option Awards (1)					Stock Awards (2)

	Date of Grant	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexercisable)	Option Exercise Price ($)	Option Expiration Date	Date of Grant		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights Held That Have Not Yet Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights Held That Have Not Vested ($)

Soren Schroder
	2/24/2006	3,333	—	$57.01	2/24/2016
	2/27/2007	4,300	—	$80.06	2/27/2017
	2/29/2008	4,350	—	$110.75	2/28/2018
	3/13/2009	4,500	—	$51.61	3/13/2019
	3/3/2010	25,000	—	$61.60	3/3/2020
	3/2/2011	30,000	—	$71.20	3/2/2021
	2/29/2012	37,500	—	$67.63	2/28/2022
	3/5/2013	25,450	12,725	$74.33	3/5/2023	03/05/13	(3)	26,907	$1,837,210
	2/28/2014	37,500	75,000	$79.47	2/28/2024	02/28/14	(4)	37,500	$2,560,500
	2/27/2015	—	129,000	$81.68	2/27/2025	02/27/15	(5)	43,000	$2,936,040
Andrew J. Burke
	2/24/2006	13,800	—	$57.01	2/24/2016
	2/27/2007	12,500	—	$80.06	2/27/2017
	2/29/2008	9,000	—	$110.75	2/28/2018
	3/13/2009	14,000	—	$51.61	3/13/2019
	3/3/2010	15,000	—	$61.60	3/3/2020
	3/2/2011	30,000	—	$71.20	3/2/2021
	2/29/2012	37,500	—	$67.63	2/28/2022
	3/5/2013	20,000	10,000	$74.33	3/5/2023
	2/28/2014	11,000	22,000	$79.47	2/28/2024	02/28/14	(4)	11,000	$751,080
	2/27/2015	—	33,300	$81.68	2/27/2025	02/27/15	(5)	11,100	$757,908
Raul Padilla	2/24/2006	15,000	—	$57.01	2/24/2016
	2/27/2007	12,500	—	$80.06	2/27/2017
	2/29/2008	9,000	—	$110.75	2/28/2018
	3/13/2009	14,000	—	$51.61	3/13/2019
	3/3/2010	15,000	—	$61.60	3/3/2020
	3/2/2011	30,000	—	$71.20	3/2/2021
	2/29/2012	37,500	—	$67.63	2/28/2022
	3/5/2013	20,000	10,000	$74.33	3/5/2023
	2/28/2014	11,000	22,000	$79.47	2/28/2024	02/28/14	(4)	11,000	$751,080
	2/27/2015	—	37,500	$81.68	2/27/2025	02/27/15	(5)	12,500	$853,500
Brian Thomsen
	2/27/2007	4,800	—	$80.06	2/27/2017
	2/29/2008	4,650	—	$110.75	2/28/2018
	2/29/2012	2,100	—	$67.63	2/28/2022
	3/5/2013	3,200	1,600	$74.33	3/5/2023
	2/28/2014	1,700	3,400	$79.47	2/28/2024	02/28/14	(4)	1,700	$116,076
	5/1/2014	13,500	27,000	$76.40	5/1/2024	05/01/14	(4)	13,500	$921,780
	2/27/2015	—	33,300	$81.68	2/27/2025	02/27/15	(5)	11,100	$757,908
Gordon Hardie
	2/29/2012	25,000	—	$67.63	2/28/2022
	3/5/2013	13,334	6,666	$74.33	3/5/2023
	2/28/2014	9,500	19,000	$79.47	2/28/2024	02/28/14	(4)	9,500	$648,660
	2/27/2015	—	33,300	$81.68	2/27/2025	02/27/15	(5)	11,100	$757,908

(1)
Represents unexercised options as of December 31, 2015. Options vest in one third installments on the first, second and third anniversaries of their respective date of grant. All options have a 10 year term.
(2)
Value of unvested restricted stock units using a share price of $68.28, the closing price of Bunge common shares on December 31, 2015. PBRSUs for the 2013-2015 performance cycle are not included in the table, as they are considered earned as of December 31, 2015, and are reported in the Option Exercises and Stock Vested Table in this proxy statement. These awards were earned based on performance as of December 31, 2015 and are subject to continued service through March 5, 2016.
(3)
Time based RSUs that fully vest on March 5, 2016.
(4)
Payment amount of the PBRSUs will be determined as of December 31, 2016 based on satisfaction of performance targets for the 2014-2016 performance period. Awards are subject to continued service through the third anniversary of the date of grant (vesting date).
(5)
Payment amount of the PBRSUs will be determined as of December 31, 2017 based on satisfaction of performance targets for the 2015-2017 performance period. Awards are subject to continued service through the third anniversary of the date of grant (vesting date).

OPTION EXERCISES AND STOCK VESTED TABLE

The following table sets forth information with respect to the exercise of stock options during 2015 and vesting of restricted stock units during 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized Upon Vesting ($)
Soren Schroder			6,617(1)	$365,192
Andrew J. Burke	11,400(2)	$341,093(3)	6,750(4)	$554,783
			5,200(1)	$286,988
Raul Padilla	13,500(2)	$403,934(5)	5,200(1)	$286,988
Brian Thomsen			832(1)	$45,918
Gordon Hardie			3,484(1)	$192,282

(1)
Represents PBRSUs awarded for the 2013-2015 performance period that settled on March 5, 2016. Value realized upon settlement was determined by multiplying the number of shares acquired on vesting by the average of the high and low sale prices of Bunge common shares on March 4, 2016 ($55.19), the trading day prior to vest, as Bunge common shares were not traded on the vesting date. The amounts vested do not include additional shares acquired upon the settlement of associated dividend equivalents in the amounts of: Mr. Schroder 357, Mr. Burke 279, Mr. Padilla 279, Mr. Thomsen 41, and Mr. Hardie 185.
(2)
Represents the total number of Bunge common shares acquired upon exercise of stock options. All stock options are exercised pursuant to trading plans established under Rule 10b5-1 of the 1934 Act.
(3)
Value realized upon exercise of stock options is based on the weighted average sales price of Bunge common shares acquired upon exercise of the applicable stock options on February 23, 2015 ($82.5804), minus the exercise price of the stock options ($52.66).
(4)
Represents time based restricted stock units that vested on March 5, 2015. Value realized upon vesting was determined by multiplying the number of shares acquired on vesting by the average of the high and low sale prices of Bunge common shares on March 5, 2015 ($82.19). The amount vested does not include an additional 319 shares acquired upon the settlement of associated dividend equivalents.
(5)
Value realized upon exercise of stock options is based on the weighted average sales price of Bunge common shares acquired upon exercise of the applicable stock options on February 23, 2015 ($82.581), minus the exercise price of the stock options ($52.66).

PENSION BENEFITS TABLE

The following table sets forth pension benefit information for the Named Executive Officers with respect to each defined benefit pension plan in which such executive participates as of December 31, 2015.

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefits(1) ($)	Payments During Last Fiscal Year ($)
Soren Schroder	Pension Plan	10.1	$324,212	—
	SERP	10.1	$754,492	—
	Excess Plan	10.1	$1,715,447	—
Andrew J. Burke	Pension Plan	14.0	$611,335	—
	SERP	14.0	$886,212	—
	Excess Plan	14.0	$2,110,997	—
Raul Padilla	Pension Plan	3.8	$151,609	—
	SERP	3.8	$388,305	—
	Excess Plan	3.8	$807,528	—
Brian Thomsen(2)	Pension Plan	—	—	—
	SERP	—	—	—
	Excess Plan	—	—	—
Gordon Hardie	Pension Plan	4.3	$134,294	—
	SERP	4.3	$114,037	—
	Excess Plan	4.3	$300,622	—

(1)
Amounts were calculated as of December 31, 2015, using assumptions that were used for Bunge's audited consolidated financial statements based on the earliest age that an individual could receive an unreduced pension benefit. See Note 19 to the audited consolidated financial statements in the Form 10-K for material assumptions.
(2)
Mr. Thomsen is not a participant in the defined benefit plans.

RETIREMENT PLAN BENEFITS

The Named Executive Officers are eligible to receive retirement benefits under the Pension Plan, the SERP and the Excess Benefit Plan. Information regarding each of these plans is set forth below.

THE PENSION PLAN

The Pension Plan is a tax qualified retirement plan that covers substantially all of our U.S. based salaried and non union hourly employees. The Pension Plan pays benefits at retirement to participants who terminate employment or retire from Bunge after meeting the eligibility requirements for a benefit. The Pension Plan provides pension benefits based on: (i) the participant's highest average salary for 60 consecutive months within the 120 consecutive months prior to termination of employment ("final average salary") and (ii) the participant's length of service.

A participant's annual benefit is calculated as (i) 1% of his or her final average salary multiplied by his or her years of benefit service and (ii) 0.5% of his or her final average salary over the average of the social security wage base multiplied by years of benefit service to a maximum of 35 years. For purposes of the Pension Plan, average social security wage base means the average of the social security wage base during the 35 year period preceding the participant's social security retirement age. For purposes of the Pension Plan, a participant's salary for a year is deemed to include base salary and 50% of any award under our annual incentive plans for that year. Because the Pension Plan is a tax qualified retirement plan, a participant's salary is restricted by the compensation limit imposed by the Internal Revenue Code. For 2015, this salary limit was $265,000. If a participant's salary exceeds this limit, such amounts are subject to the non tax qualified retirement plans described below.

Participants are entitled to an annual pension benefit for life, payable in equal monthly installments. Participants may earn increased pension benefits by working additional years. The normal retirement age under the Pension Plan at which a participant may receive an unreduced normal retirement benefit is age 65.

Participants who complete 10 or more years of service with the Company may elect to receive an early retirement benefit following attainment of age 55. Mr. Burke and Mr. Padilla are eligible to elect to receive an early retirement benefit. Benefits payable to a participant who retires between ages 60 and 62 are subject to a 0.4% reduction for each month before age 62 and a 0.5% reduction for each month between ages 55 and 59. Participants who have 10 years of service and retire on or after age 62 are eligible to receive an unreduced early retirement benefit.

The present value estimates shown in the Pension Benefits Table assume payment in the form of a single life annuity of the Named Executive Officer's accrued benefit under the Pension Plan, based on a participant's salary and service through December 31, 2015 (the Pension Plan measurement date for financial reporting purposes) and commencing on the earliest date that benefits are available unreduced. The present value assumes a discount rate of 4.7% and mortality as set forth in the Mercer Industry Longevity Experience Study generational annuitant only mortality table with no collar for the Consumer Goods and Food and Drink industry projected using the mortality improvement scale implied by the Social Security Administration's rates of mortality.

THE EXCESS BENEFIT PLAN

The Excess Benefit Plan, a non tax qualified retirement plan, is designed to restore retirement benefits that cannot be paid from the Pension Plan due to the Internal Revenue Code limits described above. The benefit provided under the Excess Benefit Plan will equal the difference between (i) the benefit that would have been earned under the Pension Plan, without regard to any Internal Revenue Code limitations, and (ii) the actual benefit payable from the Pension Plan. All Named Executive Officers in the Pension Plan are potentially eligible to participate in the Excess Benefit Plan, provided that their Pension Plan benefits are limited by the Internal Revenue Code.

Benefits payable under the Excess Benefit Plan are payable to participants following termination of employment on the later of the first day of the month following the participant's (i) six month anniversary of termination of employment or (ii) 65th birthday, or if the participant has 10 years of service, the first day of the month following the participant's 62nd birthday, in accordance with the applicable restrictions set forth in Section 409A of the Internal Revenue Code. All amounts under the Excess Benefit Plan are paid out of the Company's general assets.

The present value estimates shown in the Pension Benefits Table for accumulated benefits under the Excess Benefit Plan are determined using the same payment, discount rate and mortality assumptions as were used to estimate the values shown for the Pension Plan.

THE SERP

We have adopted the SERP, a non tax qualified retirement plan, to attract, retain and reward certain key employees whose benefits under the Pension Plan and the Excess Benefit Plan are limited by the definition of compensation in the Pension Plan and further limited by the Internal Revenue Code. The Board designates those key employees who are eligible to participate in the SERP.

A participant's SERP benefit equals the amount that his or her benefit would equal if the Pension Plan (i) included 100% of such participant's bonus compensation when calculating his or her benefit and (ii) was administered without regard to any Internal Revenue Code limitation over any amounts payable to such participant under the Pension Plan and/or Excess Benefit Plan, as applicable.

Benefits payable under the SERP are paid coincident with and in the same distribution form and manner as the payment of the participant's benefit under the Excess Benefit Plan, subject to applicable restrictions set forth in Section 409A of the Internal Revenue Code. All amounts under the SERP are paid out of the Company's general assets.

The present value estimates shown in the Pension Benefits Table for accumulated benefits under the SERP are determined using the same payment, discount rate and mortality assumptions as were used to estimate the values shown for the Pension Plan.

NON QUALIFIED DEFERRED COMPENSATION TABLE

The following table sets forth certain information with respect to our nonqualified deferred compensation plans in which the Named Executive Officers participate as of December 31, 2015.

			Nonqualified Deferred Compensation
Name	Executive Contributions in Last FY ($)		Registrant Contributions in Last FY ($)		Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)		Aggregate Balance at Last FYE ($)
Soren Schroder	—		$36,267	(1)	–$542	—		$88,231
Andrew J. Burke	—		$18,433	(1)	$2,810	—		$245,975
Raul Padilla	—		—		$392	$668,000	(2)	$383,859
Brian Thomsen(3)	$1,336,687	(4)	—		$4,786	$3,089,833	(5)	$2,497,366
Gordon Hardie	—		—		—	—		—

(1)
The amount set forth is included in the "All Other Compensation" column of the Summary Compensation Table on page 57 of this proxy statement.
(2)
Represents a portion of the supplemental annual incentive awards previously made to Mr. Padilla for performance years 2012 and 2013 that were mandatorily deferred. This amount was paid on March 31, 2015.
(3)
Amounts shown have been converted from Swiss francs to U.S. dollars at the exchange rate of 1.0073 U.S. dollars per Swiss franc as of December 31, 2015.
(4)
The amount set forth represents a portion of the 2015 supplemental annual performance-based cash award mandatorily deferred and included in the "Non Equity Incentive Plan Compensation" column of the Summary Compensation Table on page 57 of this proxy statement. The amount is payable in two installments on March 31, 2017 and March 31, 2018, subject to reduction or forfeiture in the event of (i) a cumulative annual risk management loss for the agribusiness product lines during the deferral period; (ii) Mr. Thomsen's resignation of employment for any reason; or (iii) Mr. Thomsen's termination of employment for "cause."
(5)
Represents a portion of the supplemental annual incentive awards previously made to Mr. Thomsen for performance years 2012 and 2013 that were mandatorily deferred. This amount was paid on March 31, 2015.

401(K) PLAN

The Company sponsors the 401(k) Plan, a tax qualified retirement plan that covers substantially all of Bunge's U.S. based salaried and non union hourly employees. Participants may contribute up to 50% of their compensation on a before tax basis into their 401(k) Plan accounts. In addition, the Company matches an amount equal to 100% for each dollar contributed by participants on the first 3% of their regular earnings and 50% for each dollar contributed on the next 2% of their regular earnings.

Because the 401(k) Plan is a tax qualified retirement plan, the Internal Revenue Code limits the "additions" that can be made to a participant's 401(k) plan account each year (for 2015, $53,000). "Additions" include Company matching contributions and before tax contributions made by a participant. In addition, the Internal Revenue Code limits the amount of annual compensation that may be taken into account in computing benefits under the 401(k) Plan. In 2015, this compensation limit was $265,000. Participants may also direct the investment of their 401(k) Plan accounts into several investment alternatives, including a Bunge common share fund.

EXCESS CONTRIBUTION PLAN

The Company sponsors the Excess Contribution Plan, which is a non tax qualified defined contribution plan that is designed to restore retirement benefits that cannot be paid from the 401(k) Plan due to Internal Revenue Code limits. Participants in the 401(k) Plan are eligible to participate in the Excess Contribution Plan, provided that their 401(k) Plan benefits are limited by the Internal Revenue Code.

The amounts shown as "Registrant Contributions" represent Company matching contributions made under the Excess Contribution Plan to the Named Executive Officers and are also reported in the "All Other Compensation" column of the Summary Compensation Table. The benefit provided under the Excess Contribution Plan is equal to the difference between the benefit that would have been earned under the 401(k) Plan, without regard to any Internal Revenue Code limits, and the actual benefit provided under the 401(k) Plan. A Participant's account balance is credited with the same investment return as the investment alternatives he or she selected under the 401(k) Plan (including the Bunge common share fund).

Payments are made from the Company's general assets in a lump sum cash payment following a participant's termination of employment, subject to applicable restrictions set forth in Section 409A of the Internal Revenue Code.

BUNGE LIMITED EMPLOYEE DEFERRED COMPENSATION PLAN (THE "DEFERRED COMPENSATION PLAN")

The Deferred Compensation Plan, which is a non tax qualified deferred compensation plan, is designed to provide participants with an opportunity to defer receipt of current income into the future on a tax deferred basis. Amounts deferred into the Deferred Compensation Plan are shown as "Executive Contributions" and are reported in the Summary Compensation Table and, in the case of PBRSUs, have previously been reported.

Eligible employees (including the Named Executive Officers) who meet the minimum base salary level may participate in the Deferred Compensation Plan. For 2015, the minimum base salary level required to participate in the Deferred Compensation Plan was $265,000.

The Deferred Compensation Plan allows participants to voluntarily defer from 1% to 10% of their base salary and 10% to 100% of their annual incentive compensation and PBRSUs. Gains and losses are credited based on a participant's election of a variety of deemed investment choices.

Subject to the applicable restrictions set forth in Section 409A of the Internal Revenue Code, a Participant may elect to defer receipt of income for any period not less than 36 months from the date of deferral and will receive a distribution of his or her account following the end of his or her elected deferral period or death. Subject to applicable restrictions set forth in Section 409A of the Internal Revenue Code, participants may elect to receive payment of their deferred account balance in a lump sum or in up to 25 annual installments. Distributions of a participant's account are made in cash and from Bunge's general assets.

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE OF CONTROL

The Company has entered into certain agreements and maintains certain plans that will require us to provide compensation to the Named Executive Officers in the event of certain terminations of employment. The amount of compensation payable to the Named Executive Officer in each situation is shown in the table below. The amounts assume that the respective termination of employment event occurred on December 31, 2015.

These amounts are estimates only and do not necessarily reflect the actual amounts that would be paid to the Named Executive Officers, which would only be known at the time that they become eligible for payment. The amounts are in addition to (i) vested or accumulated benefits generally under Bunge's defined benefit pension plans, 401(k) plans, and non qualified deferred compensation plans, which are set forth in the disclosure tables above; (ii) benefits paid by insurance providers under life and disability insurance policies; and (iii) benefits generally available to U.S. salaried employees, such as accrued vacation.

Unless stated otherwise, the value of unvested and accelerated stock options shown in the tables below have been determined by multiplying (i) the number of unvested stock options that would have been accelerated by (ii) the difference between (x) the exercise price of the stock option and (y) the average of the high and low sale prices of Bunge's common shares on December 31, 2015 ($68.51). Likewise, the value of unvested restricted stock unit awards shown in the tables below have been determined by multiplying (i) the number of unvested restricted stock units that would have been accelerated by (ii) the average of the high and low sale prices of Bunge's common shares on December 31, 2015.

Name	Executive Benefits and Payments Upon Termination (1)	Death, Disability or Retirement ($)	Termination without Cause or Resignation for Good Reason ($)	Change of Control followed by Termination without Cause or Resignation for Good Reason ($)
Soren Schroder	Cash Compensation(2)
	Severance	—	$5,660,000	$10,140,000
	ProRata Annual Incentive Plan Award	—	—	—
	Medical Continuation	—	$7,244	$21,731
	Equity Incentive Plan(3)
	Performance-Based Restricted Stock Units
	2014-2016	$1,574,322	$2,569,125	$2,569,125
	2015-2017	—	$2,945,930	$2,945,930
	Stock Options Unvested and Accelerated	—	—	—
	Time-Based RSUs Unvested and Accelerated	—	$1,843,399	$1,843,399
	Total	$1,574,322	$13,025,698	$17,520,185
Andrew J. Burke	Cash Compensation(4)
	Severance	—	$1,450,000	—
	ProRata Annual Incentive Plan Award	—	—	—
	Equity Incentive Plan(3)
	Performance-Based Restricted Stock Units
	2014-2016	$461,801	$461,801	—
	2015-2017	—	—	—
	Stock Options Unvested and Accelerated	—	—	—
	Time-Based RSUs Unvested and Accelerated	—	—	—
	Total	$461,801	$1,911,801	—
Raul Padilla	Cash Compensation(5)
	Severance	—	$1,740,870	—
	ProRata Annual Incentive Plan Award	—	—	—
	Equity Incentive Plan(3)
	Performance-Based Restricted Stock Units
	2014-2016	$461,801	$461,801	—
	2015-2017	—	—	—
	Stock Options Unvested and Accelerated	—	—	—
	Time-Based RSUs Unvested and Accelerated	—	—	—
	Total	$461,801	$2,202,671	—
Brian Thomsen	Cash Compensation(6)
	Severance	—	$2,014,600	—
	ProRata Annual Incentive Plan Award	—	—	—
	Equity Incentive Plan(3)
	Performance-Based Restricted Stock Units
	2014-2016	$585,757	$585,757	—
	2015-2017	—	—	—
	Stock Options Unvested and Accelerated	—	—	—
	Time-Based RSUs Unvested and Accelerated	—	—	—
	Total	$585,757	$2,600,357	—

Gordon Hardie	Cash Compensation(7)
	Severance	—	$1,400,000	—
	ProRata Annual Incentive Plan Award	—	—	—
	Equity Incentive Plan(3)
	Performance-Based Restricted Stock Units
	2014-2016	$398,828	$398,828	—
	2015-2017	—	—	—
	Stock Options Unvested and Accelerated	—	—	—
	Time-Based RSUs Unvested and Accelerated	—	—	—
	Total	$398,828	$1,798,828	—

(1)
Total does not include vested amounts or accumulated benefits through December 31, 2015, including vested stock options, accumulated retirement benefits and amounts under deferred compensation plans, as those amounts are set forth in the disclosure tables above. Benefits are not specifically triggered upon a change in control for Named Executive Officers other than the CEO.

(2)
For purposes of this table, Mr. Schroder's compensation for 2015 is as follows: base salary equal to $1,300,000 and a target annual bonus equal to $2,080,000.

(3)
For disclosure purposes only, we have assumed that target performance measures were achieved for performance based awards as of December 31, 2015.

(4)
For purposes of this table, Mr. Burke's compensation for 2015 is as follows: base salary equal to $725,000 and a target annual bonus equal to $725,000. Pursuant to Mr. Burke's employment offer letter dated December 4, 2001, as amended, if his employment is terminated under circumstances that would call for severance pay under the Company's severance program, he is entitled to the greater of (i) the standard severance benefits of the Company at the time of termination or (ii) a payment equivalent to 12 months of his then base salary, plus 12 months of his target AIP award. In addition, if the termination is not performance related, Mr. Burke will receive his pro rated AIP award for the year in which his employment is terminated. Such benefits would be contingent upon delivery of a release of any employment related claims against the Company in a form mutually agreeable to Mr. Burke and the Company.

(5)
For purposes of this table, Mr. Padilla's compensation for 2015 is as follows: base salary equal to $870,435 and a target annual bonus equal to $870,435. Pursuant to Mr. Padilla's employment offer letter effective as of July 1, 2010, if his employment is terminated under circumstances that would call for severance pay under the Company's severance program, he is entitled to the greater of (i) the standard severance benefits of the Company at the time of termination or (ii) a payment equivalent to 12 months of his then base salary, plus 12 months of his target AIP award. In addition, if the termination is not performance related, Mr. Padilla will receive his pro rated AIP award for the year in which his employment is terminated. Such benefits would be contingent upon delivery of a release of any employment related claims against the Company in a form mutually agreeable to Mr. Padilla and the Company.

(6)
For purposes of this table, Mr. Thomsen's compensation for 2015 is as follows: base salary equal to $805,840 and a target annual bonus equal to $1,208,760. Pursuant to Mr. Thomsen's employment offer letter effective April 11, 2014, if his employment is terminated under circumstances that would call for severance pay under the Company's severance program, he is entitled to the greater of (i) the standard severance benefits of the Company at the time of termination or (ii) a payment equivalent to 12 months of his then base salary, plus 12 months of his target AIP award. In addition, if the termination is not performance related, Mr. Thomsen will receive his pro rated AIP award for the year in which his employment is terminated. Such benefits would be contingent upon delivery of a release of any employment related claims against the Company in a form mutually agreeable to Mr. Thomsen and the Company.

(7)
For purposes of this table, Mr. Hardie's compensation for 2015 is as follows: base salary equal to $700,000 and a target annual bonus equal to $700,000. Pursuant to Mr. Hardie's offer letter effective June 14, 2011, if his employment is terminated under circumstances that would call for severance pay under the Company's severance program, he is entitled to the greater of (i) the standard severance benefits of the Company at the time of termination or (ii) a payment equivalent to 12 months of his then base salary, plus his target AIP award. In addition, if the termination is not performance related, Mr. Hardie will receive his pro rated AIP award for the year in which his employment is terminated. Such benefits would be contingent upon delivery of a release of any employment related claims against the Company in a form mutually agreeable to Mr. Hardie and the Company.

ADDITIONAL INFORMATION REGARDING POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE OF CONTROL

Schroder Employment Agreement

On February 6, 2013, Bunge entered into an employment agreement with Mr. Schroder in connection with his promotion to CEO.

In the event of Mr. Schroder's termination without "Cause" or his resignation for "Good Reason" before a "Change of Control," his severance will be equal to:

  •
  two times the sum of the highest base salary paid to him over the two year period immediately prior to his termination of employment and the average of the annual cash bonus paid over such two year period, payable in monthly installments over 24 months (the "severance period");
  •
  a lump sum payment equal to a pro rata portion of the annual bonus he would have been entitled to receive for the performance period had he remained employed;
  •
  continuation, at his own expense, of health and medical insurance coverage under COBRA and, if he is not eligible under the Company's retiree medical plan, a payment equal to the after tax cost of obtaining coverage for the period between the end of the COBRA continuation period and the completion of the applicable severance period; provided, however, if he is eligible under the retiree medical plan and elects to immediately begin his benefit under the Company's pension plan, in lieu of such continuation coverage, he shall be eligible to enroll in the retiree medical plan at his own expense;
  •
  immediate vesting of entitlement to receive retiree medical and life insurance coverage offered to senior executives (if any);
  •
  immediate vesting of any service or performance requirements (to the extent performance is satisfied as of termination) in respect of any equity based award; and
  •
  without duplication of the above, benefits due to other senior executives upon termination.

In the event of Mr. Schroder's resignation for Good Reason or termination without Cause during a "Change of Control Period," he will be entitled to the same severance benefit as set forth above, except that for purposes of determining the payment amount for the severance period, he will be entitled to receive three times the sum of the highest base salary paid to him over the three year period immediately prior to his termination and the target annual cash bonus in effect at the time of his termination, payable in monthly installments over a 36 month period.

If Mr. Schroder's employment terminates due to "Disability," he will be entitled to his pro rata bonus due for the year in which such Disability occurs.

If Mr. Schroder's employment terminates due to his death, his estate is entitled to his pro rata bonus due for the year in which his death occurs.

As a condition to receiving the severance benefits, Mr. Schroder will continue to be bound by the terms of the non competition and non-solicitation provisions contained in the employment agreement for 18 months following the date of his termination of employment for any reason and by the terms of the confidentiality provision indefinitely. Mr. Schroder must also execute and deliver a general mutual release of claims against the Company and its subsidiaries.

The following definitions are provided in Mr. Schroder's employment agreement for certain of the terms used in this description:

"Cause" means Mr. Schroder's termination of employment by the Company for any of the following reasons: (a) any willful act or omission or any act of gross negligence that constitutes a material breach of the agreement; (b) willful and continued failure or refusal to substantially perform his duties; (c) willful and material violation of any law or regulation applicable to the Company and its subsidiaries that could reasonably be expected to have an adverse impact on its business or reputation; (d) conviction of, or a plea to, a felony, or any willful fraud; or (d) any other willful misconduct that is materially injurious to the financial condition, business or reputation of, or is otherwise materially injurious to, the Company and its subsidiaries.

"Good Reason" means a resignation by Mr. Schroder for any of the following reasons: (a) a failure to pay material compensation that is due and payable; (b) a material diminution of his authority, responsibilities or positions under the agreement; (c) the occurrence of acts or conduct that prevent or substantially hinder him from performing his duties or responsibilities; or (d) if immediately prior to the Change of Control Period, his principal place of employment is located within the metropolitan New York area, any relocation during the Change of Control Period outside of the metropolitan New York area.

"Disability" means a physical or mental disability or infirmity, as determined by a physician selected by the Company, that prevents (or, in the opinion of such physician, is reasonably expected to prevent) the normal performance of duties as an employee of the Company for any continuous period of 180 days or for 180 days during any one 12 month period.

"Change of Control" means the occurrence of any of the following events: (a) the acquisition by any person of 35% or more of the Company's common shares; (b) a change in a majority of the members of the Board of Directors without approval of the existing Board members; or (c) a merger, amalgamation or consolidation of the Company, a disposition of all or substantially all of the Company's assets or the acquisition of assets of another corporation, except if it would result in continuity of the Company's shareholders of more than 50% of the then outstanding common shares and outstanding voting securities, as the case may be.

"Change of Control Period" means the period beginning on the date of the Change of Control and ending 30 months later, and can include the 12 month period immediately preceding such Change of Control, if Mr. Schroder is terminated without Cause during this 12 month period and there is a reasonable basis to conclude such termination was at the request or direction of the acquirer.

Equity Acceleration Under the 2009 Equity Incentive Plan

Under the 2009 Equity Incentive Plan, a participant's equity award will be subject to the following treatment upon a termination of employment (except as otherwise provided under an individual award agreement or employment agreement):

  •
  In the event of a termination of employment due to death, disability or Retirement (defined as termination of employment after attaining age 65), an individual's stock options become fully vested and immediately exercisable. Disability has the same meaning as under the Company long term disability plan for all awards except incentive stock options, for which disability means permanent and total disability within the meaning of Section 22(e)(3) of the Internal Revenue Code.
  •
  In the event of a termination of employment without Cause or upon early retirement (as defined under Bunge's retirement policies), all stock options that would have vested in the 12 month period following termination of employment will immediately vest and become exercisable.

Generally, for all terminations of employment other than for Cause or voluntary resignation, all performance based restricted stock unit awards vest pro rata through the date of termination (though subject to satisfaction of applicable performance goals and a minimum one year service period).

The 2009 Equity Incentive Plan does not include any provisions requiring accelerated vesting in connection with a change of control.

SHARE OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS

The following table sets forth information regarding the beneficial ownership of our common shares by each member of our Board, each executive officer and our directors and executive officers as a group as of March 10, 2016, based on 141,146,199 shares issued and outstanding.

All holders of our common shares are entitled to one vote per share on all matters submitted to a vote of holders of common shares, and the voting rights attached to common shares held by our directors, executive officers or major shareholders do not differ from those that attach to common shares held by any other holder.

Under Rule 13d-3 of the Exchange Act, "beneficial ownership" includes shares for which the individual, directly or indirectly, has or shares voting or investment power, whether or not the shares are held for the individual's benefit.

	Amount and Nature of Beneficial Ownership
		(Number of Shares)
Beneficial Owner	Direct or Indirect(1)	Voting or Investment Power(2)		Right to Acquire(3)		Percent of Class
Soren Schroder	50,696	—		261,825		*
Ernest G. Bachrach	57,117	—		17,936	(4)	*
Enrique H. Boilini	57,117	—		5,500		*
Carol M. Browner	3.156	—		—		*
Paul Cornet de Ways-Ruart	—	107,700		—		*
Bernard de La Tour d'Auvergne Lauraguais	444,285	3	(5)	—		*
William Engels	21,355	—		—		*
Andrew Ferrier	6,592	—		—		*
Kathleen Hyle	7,535	—		—		*
L. Patrick Lupo	25,545	—		13,000		*
John E. McGlade	1,496	—		—		*
Deborah Borg	—	—		—		*
Andrew J. Burke	43,394	—		181,100		*
Gordon Hardie	10,565	—		75,100
David Kabbes	4,297	—		34,150		*
Pierre Mauger	1,275	—		33,638		*
Raul Padilla	60,489	—		182,500		*
Brian Thomsen	28,063	—		57,850		*
All directors and executive officers as a group (18 persons)	822,977	107,703		862,599		1.27%

*
Less than 1%.

(1)
These shares are held individually or jointly with others, or in the name of a bank, broker or nominee for the individual's account or in a family trust.
(2)
This column includes other shares over which directors and executive officers have or share voting or investment power, including shares directly owned by certain relatives or corporate entities with whom they are presumed to share voting and/or investment power.
(3)
This column includes: (i) shares which directors and executive officers have a right to acquire through the exercise of stock options granted under Bunge's Non-Employee Directors Equity Incentive Plans and the Equity Incentive Plans, respectively, that have vested or will vest within sixty (60) days of March 10, 2016, (ii) restricted stock units and dividend equivalent payments for which shares are issuable within sixty (60) days of March 10, 2016, but are mandatorily deferred in accordance with the terms and conditions of these awards and (iii) shares underlying hypothetical share units held by non-employee directors who have elected to receive, under the Non-Employee Directors Deferred Compensation Plan, a distribution in the form of common shares.
(4)
Includes 12,436 shares underlying hypothetical share units held under the Non-Employee Directors Deferred Compensation Plan.
(5)
Includes 3 common shares held by the director's wife.

The following table sets forth information regarding the beneficial ownership of our common shares by persons or groups known to Bunge to be beneficial owners of more than 5% of our issued and outstanding common shares.

Beneficial Owner	Number of Common Shares Beneficially Owned	Percentage of Common Shares Outstanding on December 31, 2015
BlackRock, Inc.(1)	8,471,721	5.9%
The Vanguard Group(2)	11,365,224	7.97%
T. Rowe Price Associates, Inc.(3)	10,058,726	7.0%

(1)
Based on information filed with the SEC on Schedule 13G on February 9, 2016: BlackRock, Inc. reported beneficial ownership of 8,471,721 shares, sole voting power as to 7,074,148 of the shares and sole dispositive power as to 8,471,721 of the shares. The principal business address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10022.
(2)
Based on information filed with the SEC on Schedule 13G/A on February 10, 2016: (i) The Vanguard Group reported beneficial ownership of 11,365,224 shares, sole voting power as to 132,138 of the shares, sole dispositive power as to 11,207,474 of the shares and shared dispositive power as to 157,750 of the shares, (ii) Vanguard Fiduciary Trust Company reported beneficial ownership of 94,150 shares and (iii) Vanguard Investments Australia, Ltd. reported beneficial ownership of 101,588 shares. The principal business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(3)
Based on the information filed with the SEC on Schedule 13G/A on February 9, 2016: T. Rowe Price Associates, Inc. reported beneficial ownership of 10,058,726 shares, sole voting power as to 2,635,710 of the shares and sole dispositive power as to 10,058,726 of the shares. The principal business address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, MD 21202.

AUDIT COMMITTEE REPORT

Bunge's Audit Committee is composed of five independent directors, all of whom are financially literate. In addition, Bunge's Board has determined that each of Mr. Boilini, Mr. Engels and Ms. Hyle qualifies as an audit committee financial expert as defined under Item 407 of Regulation S-K of the Securities Act of 1933, as amended. The Audit Committee operates under a written charter, which reflects NYSE listing standards and Sarbanes-Oxley Act requirements regarding audit committees. A copy of the charter is available on Bunge's website at www.bunge.com.

The Audit Committee's primary role is to assist the Board in fulfilling its responsibility for oversight of (1) the quality and integrity of Bunge's financial statements and related disclosures, (2) Bunge's compliance with legal and regulatory requirements, (3) Bunge's independent auditors' qualifications, independence and performance and (4) the performance of Bunge's internal audit and control functions.

Bunge's management is responsible for the preparation of its financial statements, its financial reporting process and its system of internal controls. Bunge's independent auditors are responsible for performing an audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB), and issuing an opinion as to the conformity of those audited financial statements to U.S. generally accepted accounting principles. The Audit Committee monitors and oversees these processes.

The Audit Committee has adopted a policy designed to increase its oversight of Bunge's independent auditor. Under the policy, the Audit Committee approves all audit, audit-related services, tax services and other services provided by the independent auditor. In addition, any services provided by the independent auditor that are not specifically included within the scope of the audit must be pre-approved by the Audit Committee in advance of any engagement. The Audit Committee's charter also ensures that the independent auditor discusses with the Audit Committee important issues such as internal controls, critical accounting policies, instances of fraud and the consistency and appropriateness of Bunge's accounting policies and practices.

The Audit Committee has reviewed and discussed with management and Deloitte & Touche LLP, Bunge's independent auditors, the audited financial statements as of and for the year ended December 31, 2015. In addition, the Audit Committee met regularly with management and Deloitte & Touche LLP to discuss the results of their evaluations of Bunge's internal controls and the overall quality of Bunge's financial reporting. The Audit Committee has also discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) as amended, as adopted by the PCAOB in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by the applicable requirements of the PCAOB regarding Deloitte & Touche LLP's communications with the Audit Committee concerning independence and has discussed with them their independence from Bunge and its management. The Audit Committee also considered whether the non-audit services provided by Deloitte & Touche LLP to Bunge during 2015 were compatible with their independence as auditors.

Based on these reviews and discussions, the Audit Committee has recommended to the Board, and the Board has approved, the inclusion of the audited financial statements in Bunge's Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Kathleen Hyle, Chairman
Enrique H. Boilini
Carol M. Browner
Paul Cornet de Ways-Ruart
William Engels

PROPOSAL 3 — APPOINTMENT OF INDEPENDENT AUDITORS AND AUTHORIZATION OF THE AUDIT COMMITTEE OF THE BOARD TO DETERMINE THE INDEPENDENT AUDITORS' FEES

General

Our Board has recommended and asks that you appoint Deloitte & Touche LLP as our independent auditors for the fiscal year ending December 31, 2016 and authorize the Audit Committee of the Board to determine the independent auditors' fees. You would be acting based on the recommendation of our Audit Committee. Pursuant to Bermuda law and our bye-laws, an auditor is appointed at the annual general meeting or at a subsequent general meeting in each year and shall hold office until a successor is appointed.

The affirmative vote of a majority of the votes cast on the proposal is required to make such appointment. If you do not appoint Deloitte & Touche LLP, our Board will reconsider its selection of Deloitte & Touche LLP and make a new proposal for independent auditors.

Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the "Deloitte Entities") have audited our annual financial statements since our 1996 fiscal year.

Representatives of the Deloitte Entities are expected to be present at the Annual General Meeting and will have the opportunity to make a statement if they desire to do so. We also expect that they will be available to respond to questions.

Fees

The chart below sets forth the aggregate fees for professional services rendered by the Deloitte Entities for services performed in each of 2015 and 2014, and breaks down these amounts by category of service:

	2015	2014
Audit Fees	$13,858,000	$13,926,000
Audit-Related Fees	388,839	333,000
Tax Fees	292,117	241,000
All Other Fees	0	0

Total	$14,538,956	$14,500,000

Audit Fees

Audit fees are fees billed for the audit of our annual consolidated financial statements, the audit of management's assessment on internal control over financial reporting and the reviews of our quarterly financial statements. Additionally, audit fees include comfort letters, statutory audits, consents and other services related to SEC matters.

Audit-Related Fees

For 2015 and 2014, audit-related fees principally included fees for statutory attestation services in Argentina and certain other agreed-upon procedures engagements.

Tax Fees

Tax fees in 2015 and 2014 primarily related to tax compliance services. Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred to document, compute and review amounts to be included in tax filings.

All Other Fees

No fees were paid to the Deloitte Entities in 2015 and 2014 for any other professional services.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy for pre-approval of all audit services, audit-related services, tax services and other services provided by our independent auditors. Pre-approval is detailed as to particular types of services and is subject to specific fee levels. The independent auditor and management are required to periodically report to the audit committee regarding the services that have been provided to the Company in accordance with this pre-approval policy.

All of the services relating to the fees described in the table above were pre-approved by our Audit Committee. In making its recommendation to appoint Deloitte & Touche LLP as our independent auditor for the fiscal year ending December 31, 2016, the Audit Committee has considered whether the services provided by Deloitte & Touche LLP are compatible with maintaining the independence of Deloitte & Touche LLP and has determined that such services do not interfere with Deloitte & Touche LLP's independence.

OUR BOARD RECOMMENDS THAT, BASED ON THE RECOMMENDATION OF THE AUDIT COMMITTEE, YOU VOTE FOR THE APPOINTMENT OF DELOITTE & TOUCHE LLP TO SERVE AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016 AND THE AUTHORIZATION OF THE AUDIT COMMITTEE OF THE BOARD TO DETERMINE THE INDEPENDENT AUDITORS' FEES.

PROPOSAL 4 — ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Pursuant to the rules of the SEC, Bunge is required to provide shareholders with a non-binding advisory "say-on-pay" vote to approve the compensation of our Named Executive Officers as disclosed in the Compensation Discussion & Analysis ("CD&A"), related compensation disclosure tables and narrative disclosures of this proxy statement. The Board recognizes the importance of our shareholders' opportunity to cast an advisory say-on- pay vote as a means of expressing views regarding the compensation of our Named Executive Officers. Based upon the outcome of our 2011 say-on-pay frequency vote, we intend to hold an annual advisory say-on-pay vote until the next say-on-pay frequency vote, which, in accordance with applicable law, will occur no later than the Company's Annual General Meeting of Shareholders in 2017.

Bunge's compensation philosophy is to pay for performance, support Bunge's business goals, align the interests of management and our shareholders and offer competitive compensation arrangements to attract, retain and motivate high- caliber executives. In the CD&A, we have provided shareholders with a description of our executive compensation program, including the philosophy underpinning the program, the individual elements of the compensation program, and how our compensation program is administered. Our executive compensation program consists of elements designed to complement each other and reward achievement of short-term and long-term objectives by linking compensation to key performance metrics. We have chosen the selected metrics to align executive compensation to the achievement of strong financial performance and the creation of shareholder value. Our Compensation Committee regularly reviews our executive compensation program to ensure alignment with our business strategy and compensation philosophy. Additionally, our executive compensation program has been designed to appropriately balance risks and rewards and discourage excessive risk-taking by our executives.

For the reasons highlighted above, and more fully discussed in the CD&A, the Board unanimously recommends a vote for the following resolution:

"RESOLVED, that the shareholders approve the compensation of the Named Executive Officers as disclosed pursuant to Item 402 of Regulation S- K, including the Compensation Discussion and Analysis, the accompanying compensation tables and related narrative disclosure in this Proxy Statement."

You may vote "for" or "against" this proposal, or you may abstain from voting. Although the vote on this Proposal 4 is advisory and non-binding, the Compensation Committee and the Board will review the voting results on the proposal and will consider shareholder views in connection with our executive compensation program.

OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE NON-BINDING ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION.

PROPOSAL 5 — APPROVAL OF THE BUNGE LIMITED 2016 EQUITY INCENTIVE PLAN

On the recommendation of the Compensation Committee, our Board has approved the Bunge Limited 2016 Equity Incentive Plan (the "2016 EIP"), subject to approval by our shareholders. Approval of the 2016 EIP requires the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual General Meeting. Shareholder approval of the 2016 EIP is required under the rules of the New York Stock Exchange (the "NYSE"). In addition, shareholder approval is necessary to provide the Compensation Committee with the flexibility to grant certain awards that qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code (the "Code"). If approved by our shareholders, the 2016 EIP will become effective on May 26, 2016 and will replace the Bunge Limited 2009 Equity Incentive Plan, or the 2009 EIP, which was originally approved by our shareholders on May 8, 2009. Upon the effective date of the 2016 EIP, no new awards will be granted under the 2009 EIP.

The 2016 EIP was established to (i) attract, retain and motivate key employees, consultants, and independent contractors; (ii) compensate them for their contributions to the growth and profitability of the Company; (iii) to encourage ownership of our common shares in order to align their interests with those of shareholders; and (iv) promote the sustained long-term performance of the Company and the creation of shareholder value. The following is a summary of the reasons that we support the adoption of the 2016 EIP, as well as the principal provisions of the 2016 EIP. It is not intended to be a complete description of all of the terms and provisions thereof. This description is qualified by reference to the 2016 EIP plan document, a copy of which is attached hereto as Appendix B.

Why Shareholders Should Approve this Proposal

The 2016 EIP is key to the Company's pay for performance philosophy. As discussed in the Compensation Discussion and Analysis section of this proxy statement, long-term incentive compensation plays an important role in executing upon our pay-for-performance philosophy.

The Board and the Compensation Committee believe that the effective use of performance-based incentive compensation, including equity-based awards, can incentivize key employees to maximize our growth and overall success, as well as align their interests with the interests of our shareholders to create long-term, sustainable shareholder value. Further, our equity compensation program is vital to our ability to attract, motivate and retain key talent needed to successfully implement Bunge's business strategies and objectives.

There are approximately 181,000 shares remaining as of March 10, 2016 under the 2009 EIP and it is anticipated that the authorized share pool will be exhausted prior to the 2017 Annual General Meeting. Shareholder approval of the 2016 EIP is being requested to continue our ongoing objective of aligning compensation with the creation of long-term shareholder value. If the 2016 EIP is not approved, Bunge will continue to make grants under the 2009 EIP until the authorized share pool is exhausted.

As of March 10, 2016, the shares remaining available for issuance under our equity incentive plans, and other relevant data, are set fort below:

	2009 Equity Incentive Plan	2007 Non Employee Directors Equity Incentive Plan

Shares available under all outstanding plans	181,063	235,321
Unvested full value awards outstanding(1)	1,556,251	18,505
Outstanding stock options	6,203,805	29,500
Weighted average remaining term (years)	6.84	0.28
Weighted average exercise price	$71.18	$55.51

(1)
An additional 12,346 deferred units are outstanding under the Non-Employee Directors Deferred Compensation Plan, under which no additional shares may be granted.

The 2016 EIP is instrumental in attracting, retaining and motivating top talent. Attracting, retaining and motivating talented executives and employees are essential to executing Bunge's business strategy. Equity-based awards are highly valued by Company employees, and management believes that they provide valuable incentives to remain with the Company.

The 2016 EIP permits multiple award types. The 2016 EIP permits the issuance of stock options, stock appreciation rights ("SARs"), restricted stock units, performance units and other stock or cash awards, subject to the share limits set forth in the 2016 EIP. These varied award types will enable the Compensation Committee to tailor awards in light of evolving compensation strategies as well as the accounting, tax and other standards applicable at the time of grant, all of which have evolved over time and are likely to continue to evolve in the future.

Highlights of Key Governance Practices Under the 2016 EIP

We believe that the 2016 EIP is consistent with principles of good corporate governance. The 2016 EIP includes the following practices and provisions:

  •
  No "evergreen" feature. The 2016 EIP has a fixed number of shares available for grant that will not automatically increase because of an "evergreen" feature.

  •
  Minimum vesting requirement. Under the 2016 EIP, one-year minimum vesting requirements will apply to at least 95% of the common shares that may be granted subject to any type of award, including options and SARs.

  •
  No discounted options or SARs. Under the 2016 EIP, option or SAR exercise prices must be at least 100% of fair market value on the date an option or SAR is granted.

  •
  No repricings or cash buyouts. The 2016 EIP includes a blanket prohibition against repricing, including a prohibition of cash buyouts of out-of-the-money options or SARs granted under the 2016 EIP without shareholder approval, other than in connection with adjustments made due to certain corporate transactions.

  •
  No liberal share "recycling." The 2016 EIP includes a prohibition against re-granting shares (i) subject to an option or a stock-settled SAR that were not issued upon the net settlement or net exercise of such option or SAR; (ii) delivered to, or withheld by, the Company to pay the exercise price or the withholding taxes due with respect to an option or SAR; (iii) withheld by the Company to cover taxes incurred in connection with other stock-settled awards; or (iv) repurchased in the open market with the proceeds of an option exercise.

  •
  A "double trigger" change of control provision. The 2016 EIP requires that participants must experience a termination of employment without cause within two years following the change of control for an award to vest as a result of a change of control of the Company (unless, in connection with the change of control, the Company's successor refuses to assume or substitute outstanding awards).

  •
  No liberal definition of change of control. The 2016 EIP defines a "change of control" of the Company to mean (i) a person acquiring direct or indirect beneficial ownership of the Company's securities representing 35% or more of the combined voting power of then outstanding securities of the Company; (ii) consummation of a sale, transfer or distribution of all or substantially all of the assets of the Company, a dissolution or liquidation of the Company, or a merger, amalgamation or consolidation of the Company or other corporate transaction that results in shareholders of the Company not owning more than 50% of the combined voting power of the Company or other corporation resulting from the transaction; or (iii) specified changes in the majority of the Board (not including the election of Directors whose election or nomination was approved by a majority of the then incumbent Board).

  •
  Cap on awards. The maximum number of shares that may be awarded to a participant in a calendar year is limited.

  •
  Administration by an independent committee. The 2016 EIP is administered by the Compensation Committee, which is comprised entirely of independent directors.

Determination of Authorized Shares

In setting the proposed number of authorized shares under the 2016 EIP, the Board and the Compensation Committee considered the following factors:

Shares available for issuance under the 2016 EIP. As of March 10, 2016, the proposed share reserve of 5.8 million shares under the 2016 EIP, together with the shares available for issuance under our 2007 Non-Employee Directors Equity Incentive Plan, represent approximately 4.3% of our weighted average shares outstanding.

Historical equity award grant practices. Based on our equity award grant practices under the 2009 EIP over the prior three year period, we have maintained competitive grant practices consistent with our peer group. Our three-year average burn rate is within a reasonable competitive range of the market median as defined by the proxy advisory firms. Burn rate reflects the number of shares (including options and full value awards) granted in a calendar year divided by the weighted average diluted shares outstanding.

Shareholder value transfer and dilution. We also consider the shareholder value transfer and dilution policies of our institutional investors and major proxy advisory firms.

Summary of the 2016 EIP

Administration. The 2016 EIP is administered by the Compensation Committee. The Compensation Committee has the authority to designate the participants; determine the size and types of awards; approve forms of award agreements for use under the 2016 EIP; determine the terms and conditions of each award, including without limitation, and to the extent applicable, the exercise price, the exercise period, vesting conditions, performance goals, performance periods, any vesting acceleration, waiver of forfeiture restrictions, and any other term or condition regarding any award or its related common shares (including subjecting the award or its related common shares to compliance with restrictive covenants); construe and interpret the 2016 EIP and any agreement or instrument entered into pursuant to the 2016 EIP; establish, amend or waive rules and regulations for the 2016 EIP's administration; amend the terms and conditions of any outstanding award and any instrument or agreement relating to an award; delay issuance of common shares or suspend a participant's right to exercise an award as deemed necessary to comply with applicable laws; determine the duration and purposes of leaves of absence that may be granted to a participant without constituting termination of his or her employment or service for 2016 EIP purposes; authorize any person to execute, on behalf of the Company, any agreement or instrument required to carry out the 2016 EIP purposes; correct any defect, supply any omission, or reconcile any inconsistency in the 2016 EIP, any award, or any instrument or agreement relating to an award, in the manner and to the extent it shall deem desirable to carry the 2016 EIP into effect; adopt such plans or sub-plans as may be deemed necessary or appropriate to comply with the laws of other countries, allow for tax-preferred treatment of awards or otherwise provide for the participation by participants who reside outside of the U.S.; and make any and all determinations which it determines to be necessary or advisable for the 2016 EIP administration.

Eligibility. Eligibility is limited to employees or consultants of the Company and its subsidiaries.

Shares Reserved for Issuance; Limits. A total of 5.8 million common shares will be reserved for issuance under the 2016 EIP pending shareholder approval thereof. The 2016 EIP contains the following additional limits:

  •
  No more than an aggregate of 1,000,000 common shares may be issued under incentive stock options.

  •
  The maximum number of common shares subject to restricted stock units that may be granted to a participant during any one calendar year is 1,000,000.

  •
  The maximum number of common shares subject to performance units that may be granted to a participant during any one calendar year is 1,000,000.

  •
  The maximum number of common shares subject to either options or SARs that may be granted to a participant during any one calendar year is 1,000,000.

  •
  The maximum amount of cash-denominated other awards that may be granted to a participant during any one calendar year is $2,500,000.

  •
  The maximum number of common shares subject to share-denominated other awards that may be granted to a participant during any one calendar year is 1,000,000.

Grant of Awards. The Compensation Committee may grant awards under the 2016 EIP in the form of options, restricted stock units, SARs, performance units and other stock or cash awards. Award agreements provided with respect to any grant under the 2016 EIP will describe the specific terms of the award, including vesting schedules and applicable performance goals, if any. The following is a brief description of the various types of awards that may be issued under the 2016 EIP:

  •
  Stock Options. A stock option is the right to acquire common shares at a fixed exercise price for a fixed period of time. Under the 2016 EIP, the Compensation Committee fixes the term of the options, which term may not exceed ten years from the date of grant. The Compensation Committee may grant either incentive stock options or nonqualified stock options. As described below, incentive stock options entitle the participant, but not the Company, to preferential tax treatment. The Compensation Committee determines the rules and procedures for exercising options. The exercise price may be paid in cash, common shares, a combination of cash and common shares, through net settlement (meaning the Company withholds common shares otherwise issuable upon exercise to pay the exercise price), or by any other means authorized by the Compensation Committee, including, to the extent not prohibited by the Sarbanes-Oxley Act, a cashless exercise procedure whereby vested common shares covered by the option are sold by a broker and a portion of the sale proceeds are delivered to the Company to pay the exercise price. The exercise price is set by the Compensation Committee but cannot be less than 100% of the fair market value of common shares on the date of grant. Except in connection with a corporate transaction involving the Company, the exercise price of outstanding options or SARs may not be reduced without shareholder approval, and no option or SAR may be canceled in exchange for cash, options or SARs with a lower exercise price, or other awards.

  •
  Stock Appreciation Rights. SARs are awards that entitle the participant to receive an amount equal to the excess, if any, of the fair market value on the exercise date of the number of common shares for which the SARs is exercised over the grant price. The grant price cannot be less than 100% of the fair market value of the Company's common shares on the date of grant. Payment to the participant on exercise may be made in cash or common shares, as determined by the Compensation Committee on or following the date of grant. The Compensation Committee fixes the term of the SARs, which term may not exceed ten years from the date of grant.

  •
  Restricted Stock Units. Restricted stock units entitle a participant to receive one or more common shares in the future upon satisfaction of vesting conditions determined by the Compensation Committee. The Compensation Committee determines whether restricted stock units will be settled through the delivery of common shares, cash of equivalent value, or a combination of common shares and cash.

  •
  Performance Units. Performance units entitle a participant to receive a target number of common shares (or a cash equivalent) if specified performance targets are achieved during a specified performance period. Actual payments to participants may be more or less than the specified target number of common shares depending on the achievement of the performance targets during the performance period. The performance targets and performance period are determined by the Compensation Committee and set forth in the applicable award agreement.

  •
  Other Awards. The Compensation Committee also may grant other forms of awards that generally are based on the value of common shares. These other awards may provide for cash payments based in whole or in part on the value or future value of common shares, may provide for the future delivery of common shares to the participant, or may provide for a combination of cash payments and future delivery of common shares.

Section 162(m). The Compensation Committee may determine whether any award is a "performance-based" award for purposes of Section 162(m) of the Code. Any awards designated to be "performance-based compensation" will be conditioned on the achievement of one or more specified performance goals established by the Compensation Committee at the date of grant. The performance goals will be comprised of specified levels of one or more of the following performance criteria, as the Compensation Committee deems appropriate: accounts payable; accounts receivable; cash flow; cash-flow return on investment; cash value added; days cash cycle; days sales outstanding; debt; earnings before interest and tax (EBIT); earnings before interest, tax depreciation and amortization (EBITDA); earnings per share; earnings per share from continuing operations; economic value added; effective tax rate; free cash flow; impairment write offs; income from continuing operations (net income after minority interests); interest coverage; margin; market capitalization; net financial debt; net sales; operating cash flow; operating earnings before asset impairment; operating profit; pre-tax income; return on equity; return on invested capital; return on net assets; return on tangible net assets; return on tangible net worth; revenue growth; selling general and administrative expenses; share price; total shareholder return; relative total shareholder return; value at risk; working capital; amount of inventory; brand recognition; customer/supplier satisfaction; days of inventory; employee turnover; energy usage; headcount; loading time/days loading; market share; product quality; productivity/efficiency; quality; recruiting; risk management; safety/environment; satisfaction indexes; talent development; turn-around time; and volumes, in each case, unless otherwise specified by the Compensation Committee determined in accordance with generally accepted accounting principles consistently applied on a business unit, subsidiary, division, segment, product line, function or consolidated basis or any combination thereof.

The performance goals may be described in terms of objectives that are related to the individual participant or objectives that are Company-wide or related to a subsidiary, business unit, division, segment, product line, function or combination thereof. Performance goals may be measured on an absolute or cumulative basis, or on the basis of percentage of improvement over time. Further, performance goals may be measured in terms of Company performance (or performance of the applicable subsidiary, business unit, division, segment, product line, function or combination thereof) or measured relative to selected peer companies or a market index.

The applicable performance goals will be established by the Compensation Committee within 90 days following the commencement of the applicable performance period (or such earlier or later date as permitted or required by Section 162(m)). Each participant will be assigned a target number of common shares or cash value payable if target performance goals are achieved. The Compensation Committee will certify the attainment of the performance goals at the end of the applicable performance period. If a participant's performance exceeds such participant's target performance goals, the number of common shares or the cash value payable under the performance-based award may be greater than the target number, but in no event can the amounts exceed the award limits described above. In addition, unless otherwise provided in an award agreement, the Compensation Committee may reduce the number of common shares or cash value payable with respect to a performance-based award even if the performance objectives are satisfied.

Adjustment or Changes in Capitalization. In the event of any merger, amalgamation, reorganization, consolidation, recapitalization, stock dividend, bonus issue, extraordinary cash dividend, stock split, share consolidation or subdivision, reverse stock split, spin-off, spilt-off or similar transaction or other change in corporate structure affecting the common shares, adjustments and other substitutions will be made to the 2016 EIP and to awards as the Compensation Committee deems appropriate, including, without limitation, adjustments in the aggregate number, class and kind of securities that may be delivered, in the aggregate or to any participant, in the number, class, kind and option or exercise price of securities subject to outstanding awards as the Compensation Committee may determine to be appropriate; provided, however, that the number of common shares subject to any award will always be a whole number and further provided that in no event may any change be made to an incentive stock option which would constitute a modification within the meaning of Section 424(h)(3) of the Code. Notwithstanding anything in the 2016 EIP to the contrary, an adjustment to an Award may not be made in a manner that would result in adverse tax consequences under Section 409A of the Code.

Termination of Service. The Compensation Committee will specify, at or after the time of grant of an award, the effect, if any, that a participant's termination of service or the participant's death or disability will have on the vesting, exercisability, settlement or lapse of restrictions applicable to an award. The treatment may be specified in the award agreement or determined at a subsequent time.

Change of Control. Unless specifically prohibited by the 2016 EIP or unless the Compensation Committee provides otherwise prior to a Change of Control of the Company, if a participant is terminated without cause, as defined in the 2016 EIP, within two years following a change of control of the Company, his or her awards will vest. If the Company's successor in a change of control refuses to assume awards outstanding under the 2016 EIP or to provide substitute awards of equivalent value, outstanding awards under the 2016 EIP will vest immediately prior to the change of control unless the Board determines otherwise. Not all outstanding awards need be treated similarly upon a change of control of the Company.

Amendment and Termination of the 2016 EIP. The Board reserves the right to amend, modify or completely terminate the 2016 EIP at any time. However, no such amendment, modification or termination may adversely affect outstanding awards under the 2016 EIP in any material way.

Non-Assignability. Awards under the 2016 EIP are not assignable or transferable, other than by will or by the laws of descent and distribution or, except in the case of an incentive stock option, pursuant to a domestic relations order, as the case may be.

Recoupment. All awards granted under the 2016 EIP, any payments made under the 2016 EIP and any gains realized upon exercise or settlement of an award shall be subject to claw-back or recoupment as permitted or mandated by applicable law, rules, regulations or any Company policy as enacted, adopted or modified from time to time.

Shareholder Rights. A participant will have no rights as a shareholder with respect to common shares covered by an award until the date the participant or his nominee becomes the holder of record of such common shares.

Certain Federal Income Tax Considerations

The following is a brief description of the U.S. federal income tax consequences generally arising with respect to certain awards that may be granted under the 2016 EIP based on current tax laws. The summary does not include any state, local or foreign tax laws. This discussion is intended for the information of shareholders considering how to vote with respect to the proposal to approve the 2016 EIP.

Nonqualified Stock Options and Stock Appreciation Rights. A participant will not recognize taxable income upon the grant of a nonqualified stock option or SAR. The participant generally will recognize ordinary income upon exercise, in an amount equal to the excess of the fair market value of the common shares received at the time of exercise (including any common shares withheld by the Company to satisfy tax withholding obligations) over the exercise price.

Incentive Stock Options. A participant will not recognize taxable income when an incentive stock option is granted or exercised. However, the excess of the fair market value of the covered common shares over the exercise price on the date of exercise is an item of tax preference for alternative minimum tax purposes. If the participant exercises the option and holds the acquired common shares for more than two years following the date of option grant and more than one year after the date of exercise, the difference between the sale price and exercise price will be taxed as long-term capital gain or loss. If the participant sells the acquired common shares before the end of the two-year and one-year holding periods, the participant generally will recognize ordinary income at the time of sale equal to the fair market value of the common shares on the exercise date (or the sale price, if less) minus the exercise price of the option. Any additional gain will be capital gain, long-term if the common shares have been held for more than one year.

Restricted Stock Units and Performance Units. A participant will not recognize taxable income upon the grant of restricted stock units or performance units. The participant will recognize ordinary income at the time the common shares (or cash) are delivered equal to the fair market value of the shares (or cash) received. Any subsequent gain or loss will be capital gain or loss, long-term if the common shares have been held for more than one year.

Tax Effect for the Company.    The Company generally will receive a deduction for any ordinary income recognized by a participant with respect to an award. However, special rules limit the deductibility of compensation paid to the named executive officers (other than the Chief Financial Officer (the "CFO")). Under Section 162(m) of the Code, the annual compensation paid to these executive officers may not be deductible to the extent it exceeds $1,000,000. The Company may preserve the deductibility of compensation over $1,000,000 if certain conditions are met. These conditions include shareholder approval of the 2016 EIP, setting limits on the number of common shares that may be issued pursuant to awards, and, for awards other than options and SARs, establishing performance criteria that must be met before the award will be paid or vest. As described above, the 2016 EIP has been designed to permit the Compensation Committee to grant awards that qualify as "performance-based compensation" for purposes of Section 162(m) and to exclude these awards from the $1,000,000 calculation. However, the Compensation Committee may, in its discretion, grant equity awards that will not qualify as "performance-based compensation" and thus may not be deductible.

New Plan Benefits

Future grants under the 2016 EIP will be made at the discretion of the Compensation Committee and, accordingly, are not yet determinable. Consequently, it is not possible to determine the benefits that might be received by participants receiving discretionary grants under the 2016 EIP. If approved by the holders of the common shares the 2016 EIP will become effective on May 26, 2016.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE BUNGE LIMITED 2016 EQUITY INCENTIVE PLAN.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information, as of December 31, 2015, with respect to our equity compensation plans.

	(a)		(b)		(c)
Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price Per Share of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by shareholders(1)	5,960,239	(2)	$75.64	(3)	2,620,800	(4)
Equity compensation plans not approved by shareholders(5)	12,346	(6)	—	(7)	—	(8)

Total	5,972,585		$75.64		2,620,800

(1)
Includes our 2009 Equity Incentive Plan, Equity Incentive Plan, Non-Employee Directors' Equity Incentive Plan and 2007 Non-Employee Directors' Equity Incentive Plan. Please see Proposal 5, including the table on page 80 of this proxy statement, for updated equity compensation plan information.

(2)
Includes non-statutory stock options outstanding as to 4,766,171 common shares, performance-based restricted stock unit awards outstanding as to 1,142,123 common shares and 3,940 vested and deferred restricted stock units outstanding (including, for all restricted and deferred restricted stock unit awards outstanding, dividend equivalents payable in common shares) under our 2009 Equity Incentive Plan and Equity Incentive Plan. This number also includes non-statutory stock options outstanding as to 29,500 common shares under our Non-Employee Directors' Equity Incentive Plan, 18,505 unvested restricted stock units. Dividend equivalent payments that are credited to each participant's account are paid in our common shares at the time an award is settled. Vested deferred restricted stock units are paid at the time the applicable deferral period lapses.
(3)
Calculated based on non-statutory stock options outstanding under our 2009 Equity Incentive Plan, Equity Incentive Plan and our Non-Employee Directors' Equity Incentive Plan. This number excludes outstanding time-based restricted stock unit and performance-based restricted stock unit awards under the 2009 Equity Incentive Plan and Equity Incentive Plan and restricted and deferred restricted stock unit awards under the 2007 Non-Employee Directors' Equity Incentive Plan.
(4)
Includes dividend equivalents payable in common shares. Shares available under our 2009 Equity Incentive Plan may be used for any type of award authorized under the plan. Awards under the plan may be in the form of statutory or non-statutory stock options, restricted stock units (including performance-based) or other awards that are based on the value of our common shares. Our 2009 Equity Incentive Plan provides that the maximum number of common shares issuable under the plan is 10,000,000, subject to adjustment in accordance with the terms of the plan. This number also includes shares available for future issuance under our 2007 Non-Employee Directors' Equity Incentive Plan. Our 2007 Non-Employee Directors' Equity Incentive Plan provides that the maximum number of common shares issuable under the plan may not exceed 600,000, subject to adjustment in accordance with the terms of the plan. No additional awards may be granted under the Equity Incentive Plan and the Non-Employee Directors' Equity Incentive Plan.
(5)
Includes our Non-Employee Directors' Deferred Compensation Plan.
(6)
Includes rights to acquire 12,346 common shares under our Non-Employee Directors' Deferred Compensation Plan pursuant to elections by our non-employee directors.
(7)
Not applicable.
(8)
Our Non-Employee Directors' Deferred Compensation Plan does not have an explicit share limit.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policy for the Review and Approval of Related Person Transactions

Various policies and procedures of our Company, including our Code of Conduct, Corporate Governance Guidelines and annual questionnaires and/or certifications completed by our directors and executive officers, require disclosure of and/or otherwise identify transactions or relationships that may constitute conflicts of interest or may require disclosure under applicable SEC rules as "related person transactions" between Bunge and related persons. Our Corporate Governance and Nominations Committee has adopted a written policy for the review and approval of related person transactions. The policy is designed to operate in conjunction with and as a supplement to the provisions of our Code of Conduct.

Under the policy, our Legal Department will review all actual and proposed related person transactions presented to or identified by it and then present any transaction in which a related person is reasonably likely to have a direct or indirect material interest to the Corporate Governance and Nominations Committee for review and approval or ratification. In determining whether to approve or ratify a related person transaction, the Corporate Governance and Nominations Committee will consider all the available and relevant facts and circumstances, including, but not limited to, (a) whether the transaction was the product of fair dealing, (b) the terms of the transaction and whether similar terms would have been obtained from an arms' length transaction with a third party and (c) the availability of other sources for comparable products or services. The policy also identifies certain types of transactions that our Board has identified as not involving a direct or indirect material interest and are, therefore, not considered related person transactions for purposes of the policy. For purposes of the policy, the terms "related person" and "transaction" have the meanings contained in Item 404 of Regulation S-K of the SEC.

Related Person Transactions

The son of Mr. Andrew J. Burke, Chief Financial Officer, is employed by the Company in the information technology department in a non-officer position. His compensation and other terms of employment are comparable to those of other similarly situated employees of the Company and determined in accordance with the Company's standard human resources policies and procedures.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Bunge is subject to the SEC reporting requirements applicable to U.S. domestic public companies, and its executive officers, directors and certain persons who own 10 percent or more of its common shares are obligated by Section 16(a) of the Exchange Act to file reports of their ownership of Bunge's common shares with the SEC and to furnish Bunge with copies of the reports.

Based solely upon a review of copies of reports filed pursuant to Section 16(a) of the Exchange Act, or written representations from persons required to file such reports, we believe that all filings required to be made were timely made in accordance with the requirements of the Exchange Act, except that, due to a dividend reinvestment feature in Mr. Engels' brokerage account being inadvertently activated, a late Form 4 was filed on June 4, 2015 upon its discovery reflecting ten transactions and the acquisition of 329.4 common shares in the aggregate by him.

SHAREHOLDER PROPOSALS FOR THE 2017 ANNUAL GENERAL MEETING OF SHAREHOLDERS

To be considered for inclusion in Bunge's proxy statement for the Company's Annual General Meeting of Shareholders in 2017 (the "2017 Annual General Meeting"), presently anticipated to be held on May 25, 2017, shareholder proposals must be received by Bunge no later than December 6, 2016. In order to be included in Bunge sponsored proxy materials, shareholder proposals will need to comply with the SEC's Rule 14a-8. If you do not comply with Rule 14a-8, we will not be required to include the proposal in the proxy statement and the proxy card we will mail to our shareholders. Shareholder proposals should be sent to Bunge's Secretary at Bunge Limited, 50 Main Street, White Plains, New York 10606, U.S.A., Attention: Secretary.

Shareholders may also make proposals that are not intended to be included in Bunge's proxy statement for the 2017 Annual General Meeting pursuant to our bye-laws. Nomination of candidates for election to the Board or other business may be proposed to be brought before the 2017 Annual General Meeting by any person who is a registered shareholder on the date of the giving of the notice of such proposals and on the record date for the determination of shareholders entitled to receive notice of and vote at the 2016 Annual General Meeting. Notice must be given in writing and in proper form in accordance with our bye-laws to the Secretary of Bunge at Bunge's registered office at Bunge Limited, Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda, with a copy to us at 50 Main Street, White Plains, New York 10606, U.S.A., Attention: Secretary, not later than December 6, 2016.

In addition, shareholders may submit proposals on matters appropriate for shareholder action at the Annual General Meeting of Shareholders in accordance with Sections 79 and 80 of the Companies Act 1981 of Bermuda. To properly submit such a proposal, either at least 100 shareholders or any number of shareholders who represent at least 5% of the total voting rights of our voting shares must notify us in writing of their intent to submit a proposal. In accordance with Bermuda law, any such shareholder proposal to be voted on at the 2017 Annual General Meeting and at future annual general meetings must be received by us no later than six weeks prior to the annual general meeting date. Please deliver any such proposal to Bunge Limited, Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda, Attention: Secretary, with a copy to us at 50 Main Street, White Plains, New York 10606, U.S.A., Attention: Secretary.

DIRECTIONS TO ANNUAL GENERAL MEETING

The Annual General Meeting will be held at 10:00 a.m., Eastern Time, on May 25, 2016 at the Sofitel Hotel, 45 West 44th Street, New York City. The telephone number is (212) 354-8844 and the fax number is (212) 354-2480.

UNITED STATES SECURITIES AND EXCHANGE COMMISSION REPORTS

A copy of our 2015 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as filed with the SEC, is enclosed with these proxy materials. Our Annual Report on Form 10-K is also available to shareholders free of charge on our website at www.bunge.com under the captions "Investors — SEC Filings" or by writing to us at 50 Main Street, White Plains, New York 10606, U.S.A., Attention: Investor Relations.

OTHER MATTERS

We know of no other business that will be brought before the Annual General Meeting. If any other matter or any proposal should be properly presented and should properly come before the meeting for action, the persons named in the accompanying proxy will vote upon such proposal at their discretion and in accordance with their best judgment.

By order of the Board of Directors.

Carla L. Heiss Secretary
April 15, 2016

APPENDIX A — CATEGORICAL STANDARDS OF DIRECTOR INDEPENDENCE

In order to qualify as independent, the Board must determine that a director has no material relationship with Bunge.

(1)           A director will not be independent if:

  •
  the director was employed by Bunge or an immediate family member of the director was an executive officer of Bunge within the preceding three years,

  •
  (i) the director is a current partner or employee of a firm that is Bunge's external auditor; (ii) the director has an immediate family member who is a current partner of such firm; (iii) the director has an immediate family member who is a current employee of such firm and personally works on Bunge's audit; or (iv) the director or the director's immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on Bunge's audit within that time,

  •
  a present executive officer of Bunge serves or served on the compensation committee of the Board of directors of a company which employed the director or which employed an immediate family member of the director as an executive officer within the preceding three years,

  •
  the director or the director's immediate family member received, during any 12-month period within the preceding three years, more than $120,000 per year in direct compensation from Bunge other than director and committee fees and pension or other forms of deferred compensation for prior service, provided that such compensation is not contingent on continued service, or

  •
  the director is a current employee, or the director's immediate family member is a current executive officer, of another company and the other company made payments to, or received payments from, Bunge for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of $1,000,000 or 2% of such other company's consolidated gross revenues.

(2)           In addition, in order to assist it in determining what constitutes a material relationship, the Board has adopted the following categorical standards for relationships that, subject to paragraph (1) above, will not be deemed to impair a director's independence:

  •
  the director or the director's immediate family member is a director or executive officer of, or employed by, another company that sells to or purchases from Bunge agricultural commodity, fertilizer or other products or services in the ordinary course of business, provided that such transactions are on arm's length terms,

  •
  the director or the director's immediate family member holds a beneficial interest in an enterprise which sells to or purchases from Bunge agricultural commodity, fertilizer or other products or services in the ordinary course of business, provided that such transactions are on arm's length terms,

  •
  the director or the director's immediate family member serves as an officer, director or trustee of a charitable, educational or other not-for-profit organization, and Bunge's donations

A-1

    to the organization or commercial relationships with the organization, as the case may be, are less than the greater of $1 million or 2% of that organization's annual gross revenues, and

  •
  transactions or relationships that ended prior to the beginning of Bunge's most recently completed three-year fiscal period.

For purposes of these standards, immediate family members include a director's spouse, parents, children, siblings, mothers- and fathers-in- law, sons- and daughters-in-law, brothers- and sisters-in- law, and anyone (other than domestic employees) who shares the director's home. However, when applying the three-year look back provisions in the categories set forth above, individuals who are no longer immediate family members as a result of legal separation or divorce or those who have died or become incapacitated are not included.

For relationships not covered by the foregoing standards, the determination of whether the relationship is material or not, and therefore whether the director would be independent or not, shall be made by the directors who satisfy the above independence standards. The Board's determination of each director's independence will be disclosed annually in Bunge's proxy statement.

A-2

APPENDIX B — BUNGE LIMITED 2016 EQUITY INCENTIVE PLAN

BUNGE LIMTED
2016 EQUITY INCENTIVE PLAN
Effective May 26, 2016

  Article 1.        Establishment, Purpose and Duration

                                1.1.    Establishment of the Plan. Bunge Limited hereby establishes the Bunge Limited 2016 Equity Incentive Plan (the "Plan"). Except as otherwise indicated, capitalized terms are defined in Article 16 below.

                                1.2.    Purposes of the Plan. The purposes of the Plan are to (i) attract, retain and motivate key employees, consultants, and independent contractors; (ii) compensate them for their contributions to the growth and profitability of the Company; (iii) to encourage ownership of Common Stock in order to align their interests with those of shareholders; and (iv) promote the sustained long-term performance of the Company and the creation of shareholder value. The Plan seeks to achieve these purposes by providing for discretionary long term incentive Awards in the form of Options, Restricted Stock Units, SARs, Performance Units, and other stock or cash awards.

                                1.3.    Prior Plan. The Plan replaces the Prior Plan. No Awards will be granted under the Prior Plan on or after the Effective Date, but the Prior Plan will remain in effect with respect to outstanding awards granted prior to the Effective Date.

                                1.4.    Duration of the Plan. The Plan shall be effective on the Effective Date. The Plan shall terminate on the day before the tenth anniversary of the Plan and may be terminated earlier pursuant to Article 12. Any Awards that are outstanding upon termination of the Plan shall remain in force and effect in accordance with the terms of the Plan and any applicable Award Agreement.

  Article 2.        Administration

                                2.1.    The Committee. The Plan shall be administered by the Committee. The Committee shall be comprised solely of Directors who are: (a) "non-employee directors" as contemplated by Rule 16b-3 under the Exchange Act; (b) "outside directors" as contemplated by Section 162(m) of the Code; and (c) "independent directors" as contemplated by Section 303A.02 of the New York Stock Exchange Listed Company Manual.

                                2.2.    Authority of the Committee. Subject to the terms and conditions of the Plan, the Committee shall have full power and discretionary authority to:

                        (a)        designate the Participants;

                        (b)        determine the size and types of Awards;

                        (c)        approve forms of Award Agreements for use under the Plan;

                        (d)        determine the terms and conditions of each Award, including without limitation, and to the extent applicable, the Exercise Price, the Exercise Period, vesting conditions, Performance

Goals, Performance Periods, any vesting acceleration, waiver of forfeiture restrictions, and any other term or condition regarding any Award or its related Shares (including subjecting the Award or its related Shares to compliance with restrictive covenants);

                        (e)        construe and interpret the Plan and any agreement or instrument entered into pursuant to the Plan;

                        (f)        establish, amend or waive rules and regulations for the Plan's administration;

                        (g)        amend the terms and conditions of any outstanding Award and any instrument or agreement relating to an Award (subject to the provisions of Article 12);

                        (h)        delay issuance of Shares or suspend a Participant's right to exercise an Award as deemed necessary to comply with applicable laws;

                        (i)        determine the duration and purposes of leaves of absence that may be granted to a Participant without constituting termination of his or her employment or service for Plan purposes;

                        (j)        authorize any person to execute, on behalf of the Company, any agreement or instrument required to carry out the Plan purposes;

                        (k)        correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award, or any instrument or agreement relating to an Award, in the manner and to the extent it shall deem desirable to carry the Plan into effect;

                        (l)        adopt such plans or subplans as may be deemed necessary or appropriate to comply with the laws of other countries, allow for tax-preferred treatment of Awards or otherwise provide for the participation by Participants who reside outside of the U.S.; and

                        (m)        make any and all determinations which it determines to be necessary or advisable for the Plan administration.

                                2.3.    Delegation. Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the Shares are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of the Company or any Subsidiary the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Committee herein, and which may be so delegated as a matter of law, except for grants of Awards to persons (i) who are subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, "covered employees" for purposes of Section 162(m) of the Code.

                                2.4.    Decisions Binding. All determinations and decisions made by the Committee pursuant to the Plan and all related orders or resolutions of the Board shall be final, conclusive and binding on all persons interested in the Plan or an Award. The Committee shall consider such factors as it deems relevant to making its decisions, determinations and interpretations including, without limitation, the recommendations or advice of any Director, officer or employee of the Company or a

Subsidiary and such agents, attorneys, consultants and accountants as it may select. The Committee's determinations under the Plan need not be the same for all persons. A Participant or other holder of an Award may contest a decision or action by the Committee with respect to such person or Award and only on the grounds that such decision or action was arbitrary or capricious or was unlawful.

                                2.5.    Indemnification. No member of the Committee, the Board or any person to whom authority was delegated in accordance with Section 2.3 above (each such person, an "Indemnifiable Person") shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys' fees) that may be imposed upon or incurred by such Indemnifiable Person in the manner provided in the Company's bye-laws as may be amended from time to time. In the performance of their responsibilities with respect to the Plan, such individuals shall be entitled to rely upon information and advice furnished by the Company's officers, agents, attorneys, consultants and accountants and any other party deemed necessary or appropriate, and no such individual shall be liable for any action taken or not taken in reliance upon any such advice. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which an Indemnifiable Person may be entitled, or any power that the Company may have to indemnify them or hold them harmless.

                                2.6.    Construction and Interpretation. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan, any Award or any Award Agreement shall be within the sole and complete discretion of the Committee.

                                2.7.    Action by the Board. Notwithstanding anything in the Plan to the contrary, any authority or responsibility, which, under the terms of the Plan, may be exercised by the Committee may alternatively be exercised by the Board.

  Article 3.        Shares Subject to the Plan

                                3.1.    Number of Shares. Subject to adjustments as provided in Section 3.3 below, the maximum aggregate number of Shares that may be issued for all purposes under this Plan shall be 5.8 million Shares. Shares issued under the Plan may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares reacquired by the Company in any manner, or a combination thereof.

                                3.2.    Share Counting. The number of Shares remaining available for issuance shall be reduced by the number of Shares subject to outstanding Awards and, for Awards that are not denominated by Shares, by the number of Shares actually delivered upon settlement or payment of the Award. Notwithstanding anything in the Plan to the contrary, Shares subject to an Award will again be available for grant and issuance pursuant to the Plan to the extent the relevant Awards: (a) terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of Shares, (b) are settled in cash in lieu of Shares, or (c) are surrendered pursuant to an Exchange Program. Shares subject to an Award may not again be made available for grant and issuance pursuant to the Plan if such Shares are: (w) subject to an Option or a stock-settled SAR and were not issued upon the net settlement or net exercise of such Option or SAR, (x) delivered to, or withheld by, the Company to pay the Exercise Price or the withholding taxes due with respect to an Option or SAR, (y) withheld by the Company to cover taxes incurred in connection with other stock-settled Awards, or (z) repurchased on the open market with the proceeds of an Option exercise. In addition, to the extent not prohibited by applicable law, rule or regulation, Shares delivered or deliverable in connection with any Substitute Award shall not reduce the number of Shares authorized for grant pursuant to Section 3.1 above.

                                3.3.    Adjustments in Authorized Shares and Awards. In the event of any merger, amalgamation, reorganization, consolidation, recapitalization, stock dividend, bonus issues, extraordinary cash dividend, stock split, reverse stock split, share consolidation or subdivision, spin-off, spilt-off or similar transaction or other change in corporate structure affecting the Shares, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee deems equitable or appropriate, including, without limitation, such adjustments in the aggregate number, class and kind of securities that may be delivered, in the aggregate or to any Participant, in the number, class, kind and option or Exercise Price of securities subject to outstanding Awards as the Committee may determine to be appropriate; provided, however, that the number of Shares subject to any Award shall always be a whole number and further provided that in no event may any change be made to an ISO which would constitute a modification within the meaning of Section 424(h)(3) of the Code. Moreover, notwithstanding anything in the Plan to the contrary, an adjustment to an Award may not be made in a manner that would result in adverse tax consequences under Section 409A.

  Article 4.        Eligibility

                                The Committee may select any Employee or Consultant to receive an Award; provided, however, that ISOs shall only be granted to Employees in accordance with Section 422 of the Code.

  Article 5.        Restricted Stock Units

                                5.1.    Award of Restricted Stock Units. The Committee may grant Restricted Stock Units to an Employee or Consultant with such terms and provisions that the Committee shall determine.

                                5.2.    Terms of Restricted Stock Units. Each Award of RSUs shall be subject to an Award Agreement that shall set forth (a) the number or a formula for determining the number of Shares subject to the Award, (b) the terms and conditions regarding the grant, vesting and forfeiture of the RSUs and (c) such other terms and conditions as may be appropriate.

                                5.3.    Vesting Conditions. The Committee shall determine the vesting schedule for each Award of RSUs. Vesting shall occur, in full or in installments, upon satisfaction of the terms and conditions specified in the Award Agreement. The Committee shall have the right to make the vesting of RSUs subject to the continued employment or service of a Participant, passage of time or such performance criteria as deemed appropriate by the Committee, which criteria may be based on financial performance and personal performance evaluations.

                                5.4.    Settlement of Restricted Stock Units. Earned RSUs shall be settled in a lump sum or in installments on or after the date(s) set forth in the Award Agreement. The Committee may settle earned RSUs in cash, Shares, or a combination of both. Distribution may occur or commence when the vesting conditions applicable to a RSU have been satisfied or, if the Committee so provides in an Award Agreement, it may be deferred in accordance with applicable law, to a later date. The Committee may also permit a Participant to defer payment of Shares related to a RSU provided that the terms of the RSU and any deferral satisfy the requirements of applicable law and the deferral is pursuant to a deferred compensation plan offered by the Company or a Subsidiary.

  Article 6.        Performance Units

                                6.1.    Award of Performance Units. The Committee may grant Performance Units to an Employee or Consultant with such terms and provisions that the Committee shall determine.

                                6.2.    Terms of Performance Units. Each Award of Performance Units shall be subject to an Award Agreement that shall set forth (a) the number of Performance Units granted or a formula for determining the number of Performance Units subject to the Award, (b) the initial value (if applicable) of the Performance Units, (c) the Performance Goals and level of attainment that shall determine the number of Performance Units to be paid out, (d) such terms and conditions regarding the grant, vesting and forfeiture of the Performance Units and (e) such other terms and conditions as may be appropriate.

                                6.3.    Earning of Performance Units. After completion of an applicable Performance Period, the holder of Performance Units shall be entitled to receive a payout with respect to the Performance Units earned by the Participant over the Performance Period. Payment shall be determined by the Committee based on the extent to which the Performance Goals have been achieved and together with the satisfaction of any other terms and conditions set forth in the Plan and the applicable Award Agreement. No payment shall be made with respect to a Performance Unit prior to certification by the Committee that the Performance Goals have been achieved.

                                6.4.    Settlement of Performance Units. Earned Performance Units shall be settled in a lump sum or in installments after the date(s) set forth in the Award Agreement. The Committee may settle earned Performance Units in cash or in Shares (or in a combination thereof), which have an aggregate Fair Market Value equal to the value of the earned Performance Units. Distribution may occur or commence after completion of the applicable Performance Period and the satisfaction of any applicable vesting conditions or, if the Committee so provides in an Award Agreement, it may be deferred, in accordance with applicable law, to a later date. The Committee may also permit a Participant to defer settlement of Shares related to a Performance Unit to a date or dates after the Performance Unit is earned provided that the terms of the Performance Unit and any deferral satisfy the requirements of applicable law and the deferral is pursuant to a deferred compensation plan offered by the Company or a Subsidiary.

  Article 7.        Stock Options and Stock Appreciation Rights

                                7.1.    Award of Options and SARs. The Committee may grant Options, SARs or both, to an Employee or Consultant with such terms and provisions that the Committee shall determine.

                                7.2.    Terms of Options and SARs. Each Award of Options or SARs shall be subject to an Award Agreement that shall set forth (a) the term or duration of the Options or SARs, (b) the number of Shares subject to the Options or SARs, (c) the Exercise Price, (d) the Exercise Period and (e) such other terms and conditions as may be appropriate. The Committee may grant Options in the form of ISOs, NQSOs or a combination thereof. Each Award Agreement also shall specify whether the Options are intended to be an ISO or a NQSO.

                                7.3.    Duration of Options and SARs. Each Option or SAR shall expire at such time as the Committee shall determine at the time the Award is granted; provided, however, that no Option or SAR shall be exercisable later than the tenth (10th) anniversary of its date of grant.

                                7.4.    Exercise of and Payment for Options and SARs. Options and SARs shall be exercisable at such times and be subject to such terms and conditions as the Committee shall approve, which need not be the same for each Award or for each Participant. Options and SARs shall be exercised by the delivery of a written notice of exercise to the Company or its designated agent, setting forth the number of Shares to be exercised with respect to the Options or SARs, and, in the case of Options, accompanied by full payment for the Shares.

                                The Exercise Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, (b) by tendering, either by actual or constructive delivery, previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Exercise Price, (c) by net Share settlement or similar procedure involving the cancellation of a portion of the Option representing Shares with an aggregate Fair Market Value at the time of exercise equal to the Exercise Price or (d) by any combination thereof. To the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, the Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

                                As soon as practicable after receipt of a written notification of exercise of an Option and provisions for full payment for an Option, the Company shall issue to the Participant an appropriate number of Shares based upon the number of Shares purchased under the Option.

                                Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount equal to the product of: (a) the excess of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Exercise Price of the SAR, multiplied by (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, payment upon the exercise of a SAR may be in cash, in Shares of equivalent value or in a combination thereof. The Committee's determination regarding the form of SAR payout shall be set forth in an applicable Award Agreement.

                                7.5.    Automatic Exercise. The Committee may provide that, in the event that (i) an Option or SAR is not exercised or settled by the last day of the Exercise Period, (ii) the Participant is legally precluded from otherwise exercising such Option or SAR before the last day of the Exercise Period due to legal restrictions or Company policy (including policies on trading in Shares), and (iii) the Exercise Price of such Option or SAR is below the Fair Market Value of a Share on the last day of the Exercise Period, as determined by the Committee, then the Option or SAR may be deemed exercised on such date, with no action required on the part of the Participant, with a spread equal to the Fair Market Value of the Shares subject to the Award on such date minus the Exercise Price for those Shares. The resulting proceeds net of any required tax withholding and any applicable costs shall be paid to the Participant or the Participant's legal representative.

                                7.6.    Restrictions on Repricing, Repurchases, and Discounts. Other than in connection with a transaction described in Section 3.3, without shareholder approval, (i) the Exercise Price of an Option or SAR may not be reduced, directly or indirectly, after the grant of the Award; (ii) an Option or SAR may not be cancelled in exchange for cash, other Awards, or Options or SARs with an Exercise Price that is less than the Exercise Price of the original Option or SAR; and (iii) the Company may not repurchase an Option or SAR for value (in cash, substitutions, cash buyouts, or otherwise) at any time when the Exercise Price of a Stock Option or SAR is above the Fair Market Value of a Share. In no event shall the Exercise Price of an Option or the grant price per Share of a SAR be less than 100% of the Fair Market Value of a Share on the date of grant; provided, however that the Exercise Price of a Substitute Award granted as an Option shall be determined in accordance with Section 409A and may be less than 100% of the Fair Market Value.

                                7.7    Incentive Stock Options. The Exercise Price of an ISO shall be fixed by the Committee at the time of grant or shall be determined by a method specified by the Committee at the time of grant, but in no event shall the Exercise Price be less than the minimum Exercise Price specified in Section 7.6. No ISO may be issued to any individual who, at the time the ISO is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, unless (i) the Exercise Price determined as of the date of grant is at least 110% of the Fair Market Value on the date of grant of the Shares subject to such ISO and (ii) the ISO is not exercisable more than five years from the date of grant thereof. No Participant shall be granted any ISO which would result in such Participant receiving a grant of ISO that would have an aggregate Fair Market Value in excess of $100,000, determined as of the time of grant, that would be exercisable for the first time by such Participant during any calendar year. Any grants in excess of this limit shall be treated as NQSOs. No ISO may be granted under the Plan after the tenth anniversary of the Effective Date. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, as amended from time to time.

  Article 8.        Other Awards

                                Subject to limitations under applicable law, the Committee may grant such other Awards to Employees and Consultants that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares as deemed by the Committee to be consistent with the purposes of the Plan. The Committee may also grant Shares as a bonus, or may grant other Awards in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements. The terms and conditions applicable to such other Awards shall be determined from time to time by the Committee and set forth in an applicable Award Agreement.

  Article 9.        General Provisions Applicable to Awards

                                9.1.    Limits on Awards. Subject to any adjustments described in Section 3.3 the following limits shall apply to Awards:

                        (a)        No more than an aggregate of 1,000,000 Shares may be issued under ISOs;

                        (b)        The maximum number of Shares subject to RSUs that may be granted to a Participant during any one calendar year is 1,000,000;

                        (c)        The maximum number of Shares subject to Performance Units that may be granted to a Participant during any one calendar year is 1,000,000;

                        (d)        The maximum number of Shares subject to either Options or SARs that may be granted to a Participant during any one calendar year is 1,000,000;

                        (e)        The maximum amount of cash-denominated Other Awards that may be granted to a Participant during any one calendar year is $2,500,000; and

                        (f)        The maximum number of Shares subject to share-denominated Other Awards that may be granted to a Participant during any one calendar year is 1,000,000.

To the extent not prohibited by applicable laws, rules and regulations, any Shares underlying Substitute Awards shall not be counted against the number of Shares remaining for issuance and shall not be subject to the individual limits contained in Section 3.1 or this Section 9.1.

                                9.2    Restrictions on Performance-Based Awards. The Committee may determine whether any Award, including Performance Units, under the Plan is intended to meet the requirements for "qualified performance-based compensation" as that term is used in Section 162(m) of the Code. The following provisions shall apply to any Awards intended to satisfy such requirements:

                        (a)        Any such Awards designated to be "qualified performance-based compensation" shall be conditioned on the achievement of one or more Performance Goals to the extent required by Section 162(m) and will be subject to all other conditions and requirements of Section 162(m).

                        (b)        The Performance Goals shall be determined in accordance with generally accepted accounting principles (subject to adjustments and modifications for specified types of events or circumstances approved by the Committee in advance) consistently applied on a Subsidiary, business unit, division, segment, product line, function or consolidated basis or any combination thereof. Adjustment events include (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (iv) charges for any reorganization and restructuring programs; (v) unusual or infrequent charges or losses as described in Accounting Standards Codification 225-20-20 or elements of adjusted income in the management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; (vi) the impact of acquisitions or divestitures; (vii) foreign exchange gains and losses and (viii) gains or losses on asset sales.

                        (c)        The Performance Goals may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a Subsidiary, business unit, division, segment, product line, or function or combination thereof and may be measured on an absolute or cumulative basis or on the basis of percentage of improvement over time, and may be measured in terms of Company performance (or performance of the applicable Subsidiary, business unit, division, segment, product line, or function or combination thereof) or measured relative to selected peer companies or a market index. At the time of grant, the Committee may provide for adjustments to the performance criteria in accordance with Section 162(m). The Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award.

                        (d)        The Participants will be designated, and the applicable Performance Goals will be established, by the Committee not later than 90 days following the commencement of the applicable Performance Period (or such earlier or later date permitted or required by Section 162(m)). Each Participant will be assigned a target amount of Shares or cash payable if Performance Goals are achieved. Any payment of an Award granted with Performance Goals shall be conditioned on the written certification of the Committee in each case that the Performance Goals and any other material conditions were satisfied. The Committee may determine, at the time of grant, that if performance exceeds the specified Performance Goals, the Award may be settled with payment greater than the target Performance Goals, but in no event may such payment exceed the limits set forth in Section 9.1. The Committee retains the right to reduce any such Award notwithstanding the attainment of the Performance Goals.

                                9.3.    Performance Awards Not Subject to Section 162(m). The Committee may also grant performance-based Awards not intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code. With respect to such Awards, the Committee may establish performance targets and goals based on any criteria it deems appropriate and shall not be required to follow the procedures or schedule specified in Section 9.2.

                                9.4.    Restrictions on Transfers of Awards. Except as may be provided by the Committee, no Award and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution or, except in the case of an ISO, pursuant to a domestic relations order, as the case may be; provided, however, that the Committee may, subject to applicable laws, rules and regulations and such terms and conditions as it shall specify, permit the transfer of an Award, other than an ISO, for no consideration to a permitted transferee. Each Award, and each right under any Award, shall be exercisable, during the Participant's lifetime, only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Subsidiary.

                                9.5.    Restrictions on Transfers of Shares. The Committee may impose such restrictions on any Shares acquired pursuant to an Award as it may deem advisable, including, without limitation, restrictions to comply with applicable Federal securities laws, with the requirements of any stock exchange upon which such Shares are then listed and with any blue sky or state securities laws applicable to such Shares.

                                9.6.    Additional Restrictions on Awards and Shares. Either at the time an Award is granted or by subsequent action, the Committee may, but need not, impose such restrictions, conditions or limitations as it determines appropriate on the Award, any Shares issued under an Award, or both, including, without limitation, (a) restrictions under an insider trading policy, (b) any compensation recovery policy or policies established by the Company as such policy or policies may be amended from time to time, (c) share retention guidelines, minimum holding requirements and other restrictions designed to delay or coordinate the timing and manner of sales, (d) restrictions as to the use of a specified brokerage firm for receipt, resales or other transfers of such Shares, (e) restrictions relating to a Participant's activities following termination of employment or service, including but not limited to, competition against the Company, disclosure of Company confidential information, and solicitation of Company employees and/or customers, and (f) other policies that may be implemented by the Board from time to time.

                                9.7.    Minimum Vesting Period. All Awards shall have a vesting period of not less than one year from date of grant, including those Awards that are subject to Performance Goals or other performance-based objectives; provided, however, that Awards that result in the issuance of an aggregate of up to 5% of the Shares available pursuant to Section 3.1 may be granted to any one or more Participants without respect to such minimum vesting provisions. Notwithstanding anything in this Plan to the contrary, Substitute Awards shall not be subject to the minimum vesting provisions of this Section 9.7.

                                9.8.    Shareholder Rights; Dividend Equivalents. Except as provided in the Plan or an Award Agreement, no Participant shall have any Shares subject to an Award and any of the rights of a shareholder unless and until such Participant has satisfied all requirements for exercise or vesting of the Award pursuant to its terms, Shares have actually been issued, restrictions imposed on the Shares, if any, have been removed, and the Shares are entered upon the records of the duly authorized transfer agent of the Company. The recipient of a Award (other than Options and SARs) may be entitled to receive Dividend Equivalents, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and subject to vesting and forfeiture to the same extent as the underlying Award; provided, however, that Dividend Equivalents shall only become payable if and to the extent the underlying Award vests, regardless of whether or not vesting is contingent upon continued employment, the achievement of Performance Goals, or both.

                                9.9.    Termination of Employment or Service. Each Award Agreement shall set forth the terms relating to the treatment of an Award in the event of a Participant's termination of employment or service, including, without limitation, the extent to which the right to vest, exercise or receive payout of an Award may continue following termination of the Participant's employment or service with the Company and its Subsidiaries, including due to death or Disability, and any forfeiture provisions. Such provisions shall be determined by the Committee in its discretion, shall be included in the Award Agreement applicable to a Participant, need not be uniform among all Awards or among all Participants and may reflect distinctions based on the reasons for termination of employment or service.

                                9.10.    Effect of Change in Status. The Committee shall have the discretion to determine the effect upon an Award, in the case of (i) any individual who is employed with, or engaged by, an entity that ceases to be a Subsidiary, (ii) any leave of absence approved by the Company or a Subsidiary, (iii) any change in the Participant's status from an Employee to a Consultant, or vice versa, and (iv) at the request of the Company or a Subsidiary, any Participant who becomes employed by any partnership, joint venture, corporation or other entity not meeting the requirements of a Subsidiary.

  Article 10.        Change of Control

                                Unless specifically prohibited by the Plan or unless the Committee provides otherwise prior to the Change of Control, upon the occurrence of a Change of Control and a termination of a Participant's employment or service with the Company or a Subsidiary without Cause on or before the occurrence of the two year anniversary of the occurrence of a Change of Control:

                        (a)        Any restrictions imposed on RSUs shall be deemed to have expired;

                        (b)        With respect to all outstanding Awards of Performance Units and other performance-based Awards, the Committee (i) shall determine the greater of (x) the payout at the target number of Performance Units granted for the entire Performance Period and (y) the payout based upon the actual performance level attained as of the last day of the calendar quarter immediately prior to the date of the Participant's termination without Cause, in either case, after giving effect to the accumulation of Dividend Equivalents, and (ii) shall pay to the Participant the greater of such amounts, prorated based upon the number of complete and partial calendar months within the Performance Period which have elapsed as of the date of the Participant's termination without Cause. Payment shall be made in cash or in shares, as determined by the Committee;

                        (c)        Any and all outstanding and unvested Options and SARs shall become immediately exercisable; and

                        (d)        Any restrictions imposed on any and all outstanding and unvested Other Awards shall be deemed to have expired.

  Article 11.        Corporate Transactions.

                                11.1.    Assumption or Replacement of Awards by Successor. In the event of a Change of Control, any or all outstanding Awards may be assumed or replaced by the successor entity, which assumption or replacement shall be binding on all Participants. In the alternative, the successor entity may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to shareholders of the Company (after taking into account the existing provisions of the Awards). In the event such successor entity refuses to assume, replace or substitute Awards, as provided above, pursuant to a Change of Control, then notwithstanding any other provision in this Plan to the contrary, such Awards shall have their vesting accelerate as to all Shares subject to such Awards immediately prior to the Change of Control unless otherwise determined by the Board and then such Awards will terminate. In addition, in the event such successor entity refuses to assume, replace or substitute Awards, as provided above, the Committee will notify Participants in writing that such Awards will be exercisable for a period of time determined by the Committee in its discretion, and such Awards will terminate upon the expiration of such period. Awards need not be treated similarly in a Change of Control. Except as provided in Article 10 and in this Section 11.1, the vesting, payment, purchase or distribution of an Award may not be accelerated by reason of a Change of Control.

                                11.2.    Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting a Substitute Award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan.

  Article 12.        Amendment, Modification and Termination

                                12.1.    Amendment, Modification and Termination. The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the Plan to comply with Section 422 of the Code, Section 303A.08 of the New York Stock Exchange Listed Company Manual, or any other applicable law, regulation or rule, shall be effective unless such amendment shall be approved by the requisite vote of the shareholders.

                                12.2.    Awards Previously Made. No termination, amendment or modification of the Plan shall adversely affect in any material way any outstanding Award, without the written consent of the Participant holding such Award unless such termination, modification or amendment is required by applicable law.

  Article 13.        Tax Withholding

                                The Company or a Subsidiary, as appropriate, may require any individual entitled to receive a payment of an Award to remit to the Company, prior to payment, an amount sufficient to satisfy any applicable tax withholding requirements. In the case of an Award payable in Shares, the Company or a Subsidiary, as appropriate, may permit or require a Participant to satisfy, in whole or in part, the obligation to remit taxes by directing the Company to withhold Shares that would otherwise be received by the individual, or may repurchase Shares that were issued to the Participant, to satisfy the minimum statutory withholding rates for any applicable federal, state, local or foreign tax withholding purposes, in accordance with applicable law and pursuant to any rules that the Company may establish from time to time. The Company may establish procedures to allow Participants to satisfy such withholding obligations through a net share settlement procedure or the withholding of Shares subject to the applicable Award. The Company or a Subsidiary, as appropriate, shall also have the right to deduct from all cash payments made to a Participant (whether or not the payment is made in connection with an Award) any applicable taxes required to be withheld with respect to payments under the Plan.

  Article 14.        General Provisions

                                14.1.    Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

                                14.2.    Headings and Severability. The headings of Articles and Sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan. In the event any Plan provision shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining Plan provisions, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                                14.3.    Successors. All Company obligations with respect to Awards, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

                                14.4.    No Right to Employment or Engagement. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or engagement at any time, for any reason or no reason in the Company's discretion, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

                                14.5.    Participation. No Employee shall have the right to be selected to receive an Award, or, having been so selected, to be selected to receive a future Award.

                                14.6.    Requirements of Law. The making of Awards and the issuance of Shares shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise or vesting of any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such Shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed or traded, and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided in the Plan, the Board or the Committee may require that a holder make such reasonable covenants, agreements, and representations as the Board or the Committee deems advisable in order to comply with any such laws, regulations, or requirements.

                                Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant to the Plan to any Insider may not be sold or transferred within the minimum time limits specified or required in such rule, except to the extent Rule 16b-3 exempts any such sale or transfer from the restrictions of Section 16 of the Exchange Act. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current Rule 16a-1 under the Exchange Act.

                                14.7.    Securities Law Compliance. With respect to Insiders, Plan transactions are intended to comply with all applicable conditions of the Federal securities laws. To the extent any Plan provision or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                                14.8.    Governing Law. To the extent not preempted by Federal law, the Plan, the Award Agreements and all agreements thereunder, shall be construed in accordance with, and subject to, the laws of the State of New York applicable to contracts made and to be entirely performed in

New York and wholly disregarding any choice of law provisions that might otherwise be contrary to this express intent.

                                14.9.    Effect on Other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

                                14.10.    Unfunded Plan. The Plan is intended to be an unfunded plan for incentive compensation. With respect to any payments not yet made to a holder pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the holder any rights that are greater than those of a general creditor of the Company or any affiliate.

                                14.11.    Recoupment. Notwithstanding anything in the Plan to the contrary, all Awards granted under the Plan, any payments made under the Plan and any gains realized upon exercise or settlement of an Award shall be subject to claw-back or recoupment as permitted or mandated by applicable law, rules, regulations or any Company policy as enacted, adopted or modified from time to time.

                                14.12.    Award Agreement. In the event of any conflict or inconsistency between the Plan and any Award Agreement, the Plan shall govern and the Award Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.

  Article 15.        Compliance with Section 409A of the Code.

                                The parties intend that Plan payments and benefits comply with Section 409A to the extent it applies or an exemption therefrom, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and be administered to be in compliance therewith. Any payments described in the Plan that are due within the "short-term deferral period" as defined in Section 409A shall be paid prior to the 15th day of the third month of the calendar year immediately following the calendar year in which any applicable restrictions lapse and shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan: (i) no payment or distribution under this Plan that constitutes an item of deferred compensation under Section 409A and becomes payable by reason of a Participant's termination of employment or service with the Company will be made to such Participant until such Participant's termination of employment or service constitutes a "separation from service" under Section 409A; and (ii) to the extent required in order to comply with Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided during the six (6) month period immediately following the Participant's termination of employment shall instead be paid on the first business day after the date that is six (6) months following the Participant's separation from service (or upon the Participant's death, if earlier). In addition, for Plan purposes, each amount to be paid or benefit to be provided to the Participant pursuant to the Plan, which constitute deferred compensation subject to Section 409A, shall be construed as a separate identified payment for purposes of Section 409A. For any Plan payment that constitutes "non-qualified deferred compensation" under Section 409A, to the extent required to comply with Section 409A, a Change of Control shall be deemed to have occurred with respect to such payment only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to any such payment. A Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.

  Article 16.        Definitions

                                Whenever used in the Plan, the following terms shall have the meanings set forth below and, when such meaning is intended, the initial letter of the word is capitalized:

                                "Approved Member" shall mean the individuals who, as of the Effective Date, constitute the Board and subsequently elected members of the Board whose election is approved or recommended by at least a majority of such current members or their successors whose election was so approved or recommended (other than any subsequently elected members whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board).

                                "Award" shall mean, individually or collectively, an Award of RSUs, Performance Units, NQSOs, ISOs, SARs or any other type of Award permitted under Article 8.

                                "Award Agreement" shall mean any written or electronic agreement or document evidencing any Award granted by the Committee, which may, but need not, be signed or acknowledged by the Company or a Participant as determined by the Committee. Award Agreements shall, in the discretion of the Committee, contain such terms and conditions that are not inconsistent with the terms of the Plan.

                                "Board" shall mean the Board of Directors of the Company.

                                "Cause" shall mean (unless otherwise expressly provided in the applicable Award Agreement, or another applicable contract with the Participant that defines such term for purposes of determining the effect that a "for cause" termination has on the Participant's Awards) the termination of a Participant's employment or service with the Company in connection with:

                        (a)        any willful and continued failure or refusal of a Participant to substantially perform the duties required of him or her;

                        (b)        a Participant's conviction of, or a plea of nolo contendere to, a felony under U.S. law or applicable state law or any similar offense under non-U.S. law, or any misdemeanor or similar offense under non-U.S. law involving moral turpitude (other than any traffic-related offense), or

                        (c)        a Participant's willful commission of an act of fraud, forgery, theft, misappropriation or embezzlement; or

                        (d)        any other willful misconduct by a Participant that is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company;

                                provided that if a cure is reasonably possible in the circumstances, the Participant will have the right to cure the existence of any events purporting to trigger Cause under clauses (a) or

(d) above for a period of 30 days after the date notice of the triggering event is given to the Participant by the Company (except that the Company will not be required to provide more than one notice as to any recurring similar conduct). A termination for Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Committee) on the later of (i) the date on which the Company or any affiliate first gives written notice to the Participant of a finding of termination for Cause or (ii) the expiration of any applicable cure period during which the Participant fails to remedy the circumstances triggering Cause.

                                "Change of Control" shall mean the occurrence of any of the following events.

                        (a)        the acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act and the applicable rulings and regulations thereunder) of 35% or more of the Common Stock;

                        (b)        the consummation after approval by the shareholders of the Company of either (i) a plan of complete liquidation or dissolution of the Company or (ii) a merger, amalgamation or consolidation of the Company with any other corporation, the issuance of voting securities of the Company in connection with a merger, amalgamation or consolidation of the Company, a sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (each, a "Business Combination"), unless, in each case of a Business Combination, immediately following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of the Common Stock issued and outstanding immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock and more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Common Stock; or

                        (c)        the failure for any reason of the Approved Members to constitute at least a majority of the Board.

                                With respect to any Award that is subject to Section 409A and payment is to be accelerated in connection with the Change of Control, solely for purposes of determining the timing of payment, no event(s) set forth in clauses (a), (b) or (c) above shall constitute a Change of Control for purposes of this Plan unless such event(s) also constitutes a "change in the ownership", "change in the effective control" or a "change in the ownership of a substantial portion of the assets" of the Company as defined under Section 409A.

                                For purposes of the definition of "Change of Control," a "Person" shall mean any person, entity or "group" within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, except that such term shall not include (a) Bunge International Limited, (b) any member of the Company and its Subsidiaries, (c) a trustee or other fiduciary holding securities under an employee benefit plan of any member of the Company and its Subsidiaries, (d) an underwriter temporarily holding securities pursuant to an offering of such securities or (e) an entity owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company

                                "Code" shall mean the Internal Revenue Code of 1986, as such is amended from time to time, including any applicable regulations, and any reference to a section of the Code shall include any successor provision of the Code.

                                "Committee" means the Compensation Committee of the Board.

                                "Common Stock" means the common shares of the Company, par value $.01 per share.

                                "Company" means Bunge Limited, a Bermuda company, or any successor thereto as provided in Section 14.3.

                                "Consultant" shall mean any natural person engaged by the Company or a Subsidiary to render services, but who is not an Employee provided, that a Consultant will include only those persons to whom the issuance of Common Stock may be registered under Form S-8 under the Securities Act.

                                "Director" means any individual who is a member of the Board.

                                "Disability" mean for (a) Participants covered by the long term disability plan of the Company or a Subsidiary, disability as defined in such plan; and (b) for all other Participants, a physical or mental condition of the Participant resulting from bodily injury, disease or mental disorder which renders the Participant incapable of continuing the Participant's usual or customary employment or service with the Participant's employer or service recipient for a period of not less than six consecutive months. The disability of the Participant shall be determined by the Committee in good faith after reasonable medical inquiry, including consultation with a licensed physician as chosen by the Committee, and a fair evaluation of the Participant's ability to perform his or her duties. Notwithstanding the previous two sentences, with respect to an Award that is subject to Section 409A where the payment or settlement of the Award will accelerate upon termination of employment or service as a result of the Participant's Disability, solely for purposes of determining the timing of payment, no such termination will constitute a Disability for purposes of the Plan or any Award Document unless such event also constitutes a "disability" as defined under Section 409A.

                                "Dividend Equivalent" means, with respect to Shares subject to Awards, a right to an amount equal to dividends declared on an equal number of issued and outstanding Shares.

                                "Effective Date" means May 26, 2016, subject to the approval of the Plan by the shareholders of the Company at the 2016 annual meeting of shareholders.

                                "Employee" means each employee of the Company or any Subsidiary.

                                "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

                                "Exchange Program" means a program pursuant to which outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof).

                                "Exercise Period" means the period during which a SAR or Option is exercisable, as set forth in the related Award Agreement.

                                "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to an Option or SAR, as determined by the Committee and set forth in an Award Agreement. Other than in connection with Substitute Awards, the exercise price per Share shall not be less than 100% of the Fair Market Value of a Share on the date an Option or SAR is granted.

                                "Fair Market Value" of a Share as of any date means: the average of the highest and lowest sale prices of the Common Stock on the date of determination (or the mean of the closing bid and asked prices for the Common Stock if no sales were reported) as reported by the New York Stock Exchange or other domestic stock exchange on which the Common Stock is listed. If the Common Stock is not listed on a domestic stock exchange, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Section 409A. If the determination date for the Fair Market Value occurs on a weekend, holiday or other non-Trading Day, the Fair Market Value will be the price as determined above on the immediately preceding Trading Day, unless otherwise determined by the Committee. The determination of Fair Market Value for purposes of tax withholding may be made in the discretion of the Committee subject to applicable laws and is not required to be consistent with the determination of Fair Market Value for other purposes. For purposes of achieving an exemption from Section 409A in the case of affected Participants subject to Section 409A, Fair Market Value shall be determined in a manner consistent with Section 409A.

                                "Indemnifiable Person" shall have the meaning set forth in Section 2.5.

                                "Incentive Stock Option" or "ISO" means an option to purchase Shares, granted under Article 7, which is designated as an ISO and satisfies the requirements of Section 422 of the Code.

                                "Insider" means an Employee who is, on the relevant date, an officer, Director or ten percent (10%) beneficial owner of the common shares, as contemplated by Section 16 of the Exchange Act.

                                "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares, granted under Article 7, which is not intended to be an ISO.

                                "Option" means an ISO or a NQSO.

                                "Participant" means an Employee or Consultant who holds an outstanding Award.

                                "Performance Goals" means, any of the general performance objectives, selected by the Committee and specified in an Award Agreement, from among the performance criteria set forth on Schedule A hereto, either individually, alternatively or in any combination, applied to the Company as a whole or any Subsidiary, business unit, division, segment, product line, or function or any combination of the foregoing, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable, on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee with respect to an applicable Award has been achieved.

                                "Performance Period" means the period of time during which the Performance Goals will be measured to determine what, if any, Performance Units have been earned. A Performance Period shall, in all cases, be at least twelve (12) months in length.

                                "Performance Unit" means the right of a Participant to receive cash or Shares, upon achievement of the Performance Goals, in accordance with the Plan.

                                "Restricted Stock Unit" or "RSU" means an Award to a Participant covering a number of Shares that at a later date may be settled in cash, or by issuance of those Shares.

                                "Section 409A" means Section 409A of the Code.

                                "Share" means a share of Common Stock.

                                "Stock Appreciation Right" or "SAR" means a right, granted alone or in connection with a related Option, designated as a SAR, to receive a payment on the day the right is exercised, pursuant to Article 7. Each SAR shall be denominated in terms of one Share.

                                "Subsidiary" means any corporation that is a "subsidiary corporation" of the Company as that term is defined in Section 424(f) of the Code.

                                "Substitute Awards" shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

Schedule A

FINANCIAL PERFORMANCE MEASURES

accounts payable	margin
accounts receivable	market capitalization
cash flow	net financial debt
cash-flow return on investment	net sales
cash value added	operating cash flow
days cash cycle	operating earnings before asset impairment
days sales outstanding	operating profit
debt	pre-tax income
earnings before interest and tax (EBIT)	return on equity
earnings before interest, tax depreciation and	return on invested capital
amortization (EBITDA)	return on net assets
earnings per share	return on tangible net assets
earnings per share from continuing operations	return on tangible net worth
economic value added	revenue growth
effective tax rate	selling general and administrative expenses
free cash flow	share price
impairment write offs	total shareholder return
income from continuing operations (net income	relative total shareholder return
after minority interests)	value at risk
interest coverage	working capital

NON-FINANCIAL PERFORMANCE MEASURES

amount of inventory	productivity/efficiency
brand recognition	quality
customer/supplier satisfaction	recruiting
days of inventory	risk management
employee turnover	safety/environment
energy usage	satisfaction indexes
headcount	talent development
loading time/days loading	turn around time
market share	volumes
product quality

APPENDIX C — PROPOSED AMENDMENT TO BYE-LAWS

The proposed amendment to the Company's bye-laws would revise Bye-Law 11 thereof as shown below (new language is indicated by double-underlining, and deletions are indicated by strike-throughs).

(11)      Number and Tenure of Directors

(1)           The Board may from time to time determine the total number of directorships, which shall not be less than seven nor more than fifteen. Any increase or decrease in the number of directorships shall require the affirmative vote of not less than 66 percent of the Directors then in office. The Board shall have the authority to appoint persons to fill newly created directorships, provided that any such appointment shall require the affirmative vote of not less than 66 percent of the Directors then in office. In no case shall a decrease in the size of the Board shorten the term of any Director then in office.

(2)       No more than two of the Directors shall be employees of the Company or any other entity in the Group.

(3)       ~~The Directors shall be divided into three classes designated Class I, Class II and Class III. The Board shall have the authority from time to time to fix the number of directorships in each class, provided that each class must consist, as nearly as possible, of one-third of the total number of directorships. If the total number of directorships is changed, any newly created directorships or decrease in directorships shall be apportioned among the classes so as to make all classes as nearly equal in number as possible. In no case shall a decrease in the total number of directorships or change in the number of directorships in any class shorten the term of any Director then in office.~~

Directors whose term expires at the 2016 annual general meeting shall be elected for a term expiring at the next annual general meeting. At each annual general meeting thereafter, ~~successors to the class of~~ all Directors ~~whose term expires at that annual general meeting~~ shall be elected for a ~~three year~~ term expiring at the next annual general meeting. In addition, at the direction of and in the sole discretion of the Board, Directors may be elected at any general meeting called for the purpose to fill any newly created directorships on the Board arising under Bye-law 11(1) or any vacancy on the Board arising under Bye-law 15(3) or otherwise. Any person elected or appointed ~~to a class of Directors~~ in accordance with these Bye-laws shall hold office for a term expiring at the next annual general meeting ~~for a term that shall coincide with the then remaining term of such class of Directors. A Director shall hold office until the annual general meeting for the year in which his term expires~~, subject to his or her office being vacated pursuant to Bye-law 15(3).

C-1

APPENDIX D — DEFINITION AND RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

The following information provides definitions and reconciliations of non-GAAP financial measures used in this proxy statement. These measures are not intended to replace or be alternatives to GAAP financial measures.

Total Segment EBIT

Total Segment EBIT Reconciliation
Year Ended December 31,
(US $ in millions)

	2013	2014	2015
Total segment EBIT(1)	$1,329	$956	$1,248
Interest income	76	87	43
Interest expense	(363)	(347)	(258)
Income tax expense	(904)	(249)	(296)
Income from discontinued operations, net of tax	97	32	35
Noncontrolling interests' share of interest and tax	71	36	19

Net income attributable to Bunge	$306	$515	$791

(1)
Total segment earnings before interest and tax ("EBIT") is an operating performance measure used by our management to evaluate Bunge's segments' operating activities. Total segment EBIT is a non U.S. GAAP financial measure and is not intended to replace net income attributable to Bunge, the most directly comparable U.S. GAAP financial measure. We believe segment EBIT is a useful measure of our segments' operating profitability, since the measure allows for an evaluation of the performance of our segments without regard to their financing methods or capital structure. In addition, EBIT is a financial measure that is widely used by analysts and investors in Bunge's industries. Total segment EBIT is not a measure of consolidated operating results under U.S. GAAP and should not be considered as an alternative to net income attributable to Bunge or any other measure of consolidated operating results under U.S. GAAP.

Return on Net Assets (RONA)

RONA is an operating performance measure used by our management to evaluate Bunge's total and segments' operating activities. RONA is defined as net income attributable to Bunge adjusted for certain items, divided by the average trailing 12 months of certain net operating assets. Management believes RONA is a useful measure of how effectively Bunge utilizes net operating assets to generate earnings. RONA is also used by management as one of the performance measures in determining compensation.

RONA Reconciliation
Year Ended December 31, 2015
(US $ in millions)

Net Income attributable to Bunge	791
Net loss (income) attributable to noncontrolling interests	(1)
Income from Discontinued Operations, net of tax	(35)
Certain Foreign Exchange Gains / (Losses)	62
Certain Interest Income	(33)
Interest Expense	258
Income Tax (expense) benefit on Net Income	296
Other Non-Operating Income / (Expense)	(10)
Certain Results from Investments	32
Total Operating Profit	1,360
Tax Effect on Operating Profit	(383)
Operating Profit After Tax	977
Total Current Assets	10,916
Certain Cash, Cash Equivalents and Marketable Securities	(181)
Current Liabilities	(7,340)
Short-term debt and current portion of long-term debt	1,517
Accounts Receivable Sold	437
Property, Plant & Equipment, net	4,736
Adjustments to Property, Plant & Equipment*	(232)
Intangibles, net	326
Goodwill	418
Investments in Affiliates	329
Redeemable noncontrolling interests	(37)
Deferred income taxes, net	207
Other non-current Assets	780
Other non-current liabilities	(750)
Net Operating Assets	11,126
Average Trailing 12 Month Net Operating Assets	11,775
Return on Net Assets	8.3%

* Adjusted for Construction in progress and cumulative CTA impact

Return on Invested Capital (ROIC)

ROIC is an operating performance measure used by our management to evaluate the return the Company generates on the capital invested in its business. Bunge calculates ROIC by dividing operating income after income tax by total invested capital for the trailing four quarters preceding the reporting date. ROIC is not a measure of financial performance under generally accepted accounting principles and should not be considered in isolation or as an alternative to net income as an indicator of Company performance or as an alternative to cash flows from operating activities as a measure of liquidity.

ROIC Reconciliation
(US $ in millions)

Trailing Four Quarters Ended December 31, 2015
Net Income Attributable to Bunge	$791
Adjustments:
Net loss attributable to noncontrolling interests	(1)
Income tax expense	296
Interest expense	258
Income from discontinued operations, net of tax	(35)
Certain gains & charges	(19)

Operating Income Before Income Tax	$1,290
Reversal of Sugar and Bioenergy segment EBIT (excl. certain gains & charges)	22

Operating Income Before Income Tax—Adjusted(1)	$1,312

Effective tax rate(2)	26%
Operating Income After Income Tax—Adjusted	$976
Total Invested Capital—Adjusted(3)	$9,794
ROIC	10.0%

(1)
Operating income after income tax is calculated as income from continuing operations before income tax, including non-controlling interest for each of the trailing four quarters plus the related interest expense and excluding certain gains & charges and Sugar and Bioenergy segment EBIT, times the effective tax rates for those periods.

(2)
Effective tax rate of 26% reflects the Company's normalized rate which adjusts for discrete tax items, impairment and restructuring charges and excluding the Sugar & Bioenergy segment.

(3)
Total invested capital—adjusted is calculated by averaging the totals of the ending balances of shareholders equity, noncontrolling interest and total debt for each quarterly period, excluding the Sugar and Bioenergy segment, as shown below:

Total Invested Capital—Adjusted	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Trailing Four Quarter Average as of December 31, 2015
Equity	7,429	7,630	6,661	6,652	7,093
Redeemable noncontrolling interests	34	36	38	37	36
Total short-term debt, including current portion of long-term debt	1,531	2,109	1,351	1,517	1,627
Long-term debt	2,337	2,496	2,583	2,934	2,588
Total Invested Capital	11,331	12,271	10,633	11,140	11,344
Less: Sugar Invested Capital	(1,560)	(1,605)	(1,412)	(1,623)	(1,550)
Total Invested Capital-Adjusted	9,771	10,666	9,221	9,517	9,794

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. BUNGE LIMITED 50 MAIN STREET, 6TH FLOOR WHITE PLAINS, NY 10606 ATTN: CARLA HEISS ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E07872-P73208-Z67119 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. BUNGE LIMITED The Board of Directors recommends you vote FOR the following: 2.Election of Directors Nominees: ForAgainst For All AllAllExcept To vote against any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 01) 02) 03) 04) Paul Cornet de Ways-Ruart William Engels L. Patrick Lupo Soren Schroder For Against Abstain The Board of Directors recommends you vote FOR proposals 1, 3, 4 and 5: 1. To approve a bye-law amendment to declassify the Board of Directors. 3. To appoint Deloitte & Touche LLP as Bunge Limited's independent auditors for the fiscal year ending December 31, 2016 and to authorize the audit committee of the Board of Directors to determine the independent auditors' fees. Advisory vote to approve executive compensation. 4. 5. To approve the Bunge Limited 2016 Equity Incentive Plan. NOTE: For any other matter properly coming before the Annual General Meeting of Shareholders, this proxy will be voted at the discretion of the proxy holder. For address changes and/or comments, please check this box and write them on the back where indicated. Please indicate if you plan to attend this meeting. Yes No Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Admission Ticket 2016 Annual General Meeting of Shareholders of Bunge Limited May 25, 2016 10:00 A.M., Eastern Time Sofitel Hotel 45 West 44th Street New York, NY Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E07873-P73208-Z67119 BUNGE LIMITED Annual General Meeting of Shareholders May 25, 2016 10:00 AM This proxy is solicited on behalf of the Board of Directors of Bunge Limited The shareholder(s) hereby appoint(s) Soren Schroder, Andrew Burke, Carla Heiss or David G. Kabbes, or any of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the common shares of BUNGE LIMITED that the shareholder(s) is/are entitled to vote at the Annual General Meeting of shareholders to be held at 10:00 AM, Eastern Time on May 25, 2016, at the Sofitel Hotel, 45 West 44th Street, New York, NY, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side Address Changes/Comments: